                                                                    EXHIBIT 10.2




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                                  $200,000,000

                         POST-PETITION CREDIT AGREEMENT

                                      AMONG

                             METAL MANAGEMENT, INC.
                                       AND
                    THOSE OF ITS SUBSIDIARIES PARTIES HERETO
                                  AS BORROWERS

                           THE FINANCIAL INSTITUTIONS
                        FROM TIME TO TIME PARTIES HERETO
                                   AS LENDERS

                                      WITH

                             METAL MANAGEMENT, INC.,
                             AS FUNDS ADMINISTRATOR

                                       AND

                           BT COMMERCIAL CORPORATION,
                                    AS AGENT


                          DATED AS OF NOVEMBER 20, 2000




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

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----

ARTICLE 1.  DEFINITIONS.....................................................................................2
     1.1    General Definitions.............................................................................2
     1.2    Accounting Terms and Determinations............................................................19
     1.3    Other Terms; Headings..........................................................................20

ARTICLE 2.  REVOLVING LOANS................................................................................20
     2.1    Commitments....................................................................................20
     2.2    Borrowing of Revolving Loans...................................................................20
     2.3    Notice of Request for Lender Advances..........................................................21
     2.4    Periodic Settlement of Agent Advances; Interest and Fees; Statements...........................22
     2.5    Sharing of Payments............................................................................22
     2.6    Defaulting Lenders.............................................................................23
     2.7    Allocation of Revolving Loans and Expenses.....................................................24

ARTICLE 3.  LETTERS OF CREDIT..............................................................................25
     3.1    Letters of Credit..............................................................................25
     3.2    Maximum Letter of Credit Obligations; Final Maturities.........................................26
     3.3    Letter of Credit Requests......................................................................26
     3.4    Letter of Credit Participations................................................................27
     3.5    Agreement to Repay Letter of Credit Drawings...................................................29
     3.6    Increased Costs................................................................................29

ARTICLE 4.  COMPENSATION, REPAYMENT AND REDUCTION OF COMMITMENTS...........................................30
     4.1    Interest on Revolving Loans....................................................................30
     4.2    Unused Line Fee................................................................................31
     4.3    Letter of Credit Fees..........................................................................31
     4.4    Interest and Letter of Credit Fees After Event of Default......................................31
     4.5    Collateral Monitoring Fee......................................................................32
     4.6    Closing Fee....................................................................................32
     4.7    Expenses.......................................................................................32
     4.8    Mandatory Payment of Revolving Loans; Reductions of Commitments................................32
     4.9    Maintenance of Loan Account; Statements of Account.............................................32
     4.10   Payment Procedures.............................................................................33
     4.11   Collection of Accounts.........................................................................33
     4.12   Distribution and Application of Collections and other Amounts..................................33
     4.13   Calculations...................................................................................34
     4.14   Indemnification in Certain Events..............................................................34
     4.15   Substitution of Lenders........................................................................35

ARTICLE 5.  CONDITIONS PRECEDENT...........................................................................36
     5.1    Conditions Precedent to Initial Revolving Loan and Letter of Credit............................36
     5.2    Conditions Precedent to All Revolving Loans and Letters of Credit..............................36

ARTICLE 6.  REPRESENTATIONS AND WARRANTIES.................................................................37
     6.1    Organization and Qualification.................................................................37
     6.2    Authority......................................................................................37
     6.3    Enforceability.................................................................................38
     6.4    [This Provision Intentionally Left Blank]......................................................38
     6.5    Consents and Filings...........................................................................38
     6.6    Government Regulation..........................................................................38
     6.7    Rights in Collateral; Priority of Liens........................................................39
     6.8    Financial Data.................................................................................39
     6.9    Locations of Offices, Records and Inventory....................................................39
     6.10   Subsidiaries; Ownership of Equity..............................................................40
     6.11   No Judgments or Litigation.....................................................................40
     6.12   No Defaults....................................................................................40
     6.13   Labor Matters..................................................................................40
     6.14   Compliance with Law............................................................................41
     6.15   ERISA..........................................................................................41
     6.16   Compliance with Environmental Laws.............................................................41
     6.17   Intellectual Property..........................................................................42
     6.18   Licenses and Permits...........................................................................42
     6.19   Taxes and Tax Returns..........................................................................42
     6.20   Material Contracts.............................................................................42
     6.21   Accuracy and Completeness of Information.......................................................43
     6.22   No Change......................................................................................43
     6.23   Lockup Agreements..............................................................................43

ARTICLE 7.  AFFIRMATIVE COVENANTS..........................................................................43
     7.1    Financial Reporting............................................................................43
     7.2    Collateral Reporting...........................................................................45
     7.3    Notification Requirements......................................................................45
     7.4    Corporate Existence............................................................................47
     7.5    Books and Records; Inspections.................................................................47
     7.6    Insurance......................................................................................47
     7.7    Post-Petition Charges..........................................................................48
     7.8    Taxes..........................................................................................49
     7.9    Compliance with Laws...........................................................................49
     7.10   Use of Proceeds................................................................................49
     7.11   Fiscal Year....................................................................................50
     7.12   Maintenance of Property........................................................................50
     7.13   ERISA Documents................................................................................50

     7.14   Environmental and Other Matters................................................................50
     7.15   Further Actions................................................................................51
     7.16   Deposit of Collections and Other Proceeds of Collateral........................................51

ARTICLE 8.  NEGATIVE COVENANTS.............................................................................51
     8.1    Minimum EBITDA.................................................................................51
     8.2    Capital Expenditures...........................................................................51
     8.3    Additional Indebtedness........................................................................52
     8.4    Liens..........................................................................................52
     8.5    Contingent Obligations.........................................................................53
     8.6    Sale of Assets.................................................................................54
     8.7    Restricted Payments............................................................................54
     8.8    Investments....................................................................................54
     8.9    Affiliate Transactions.........................................................................55
     8.10   Bank Accounts..................................................................................55
     8.11   Additional Negative Pledges....................................................................55
     8.12   Excess Availability............................................................................56
     8.13   Application to the Bankruptcy Court............................................................56
     8.14   Modifications to Interim Financing Order, Other First Day Orders,
            Final Financing Order or Lockup Agreement......................................................56

ARTICLE 9.  EVENTS OF DEFAULT AND REMEDIES.................................................................57
     9.1    Events of Default..............................................................................57
     9.2    Remedies.......................................................................................59
     9.3    Right of Setoff................................................................................60
     9.4    Application of Proceeds; Surplus; Deficiencies.................................................60

ARTICLE 10. THE AGENT......................................................................................60
     10.1   Appointment of Agent...........................................................................60
     10.2   Nature of Duties of Agent......................................................................61
     10.3   Lack of Reliance on Agent......................................................................61
     10.4   Certain Rights of the Agent....................................................................62
     10.5   Reliance by Agent..............................................................................62
     10.6   Indemnification of Agent.......................................................................62
     10.7   The Agent in its Individual Capacity...........................................................62
     10.8   Holders of Post-Petition Revolving Notes.......................................................63
     10.9   Successor Agent................................................................................63
     10.10  Collateral Matters.............................................................................63
     10.11  Actions with Respect to Defaults...............................................................64
     10.12  Delivery of Information........................................................................65

ARTICLE 11. MISCELLANEOUS..................................................................................65
     11.1   GOVERNING LAW..................................................................................65
     11.2   SUBMISSION TO JURISDICTION.....................................................................65
     11.3   SERVICE OF PROCESS.............................................................................66

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
     11.4   JURY TRIAL.....................................................................................66
     11.5   LIMITATION OF LIABILITY........................................................................66
     11.6   Delays.........................................................................................67
     11.7   Notices........................................................................................67
     11.8   Assignments and Participations.................................................................67
     11.9   Confidentiality................................................................................68
     11.10  Indemnification................................................................................69
     11.11  Amendments and Waivers.........................................................................70
     11.12  Counterparts and Effectiveness.................................................................71
     11.13  Severability...................................................................................71
     11.14  Maximum Rate...................................................................................71
     11.15  Entire Agreement; Successors and Assigns.......................................................72
     11.16  Joint and Several Liability of Borrowers.......................................................72
     11.17  Commitment to Provide Exit Facility............................................................74

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ANNEXES
     ANNEX I                       List of Lenders; Commitment Amounts;
                                   Applicable Lending Offices

                                        SCHEDULES
                                        ---------

     SCHEDULE A                    CLOSING DOCUMENT LIST
     SCHEDULE B                    DISCLOSURE SCHEDULES
     SCHEDULE B, PART 1.1          PRE-PETITION LETTERS OF CREDIT
     SCHEDULE B, PART 6.1          STATES IN WHICH QUALIFIED
     SCHEDULE B, PART 6.8          CONTINGENT OBLIGATIONS AND OTHER
                                   LIABILITIES
     SCHEDULE B, PART 6.9(a)       CHIEF EXECUTIVE OFFICES
     SCHEDULE B, PART 6.9(b)       LOCATIONS OF COLLATERAL
     SCHEDULE B, PART 6.10         SUBSIDIARIES
     SCHEDULE B, PART 6.11         PENDING JUDGMENTS, LITIGATION AND
                                   OTHER CLAIMS
     SCHEDULE B, PART 6.12         EXISTING DEFAULTS
     SCHEDULE B, PART 6.16         ENVIRONMENTAL MATTERS
     SCHEDULE B, PART 6.19         TAX MATTERS; TAX SHARING AGREEMENTS
     SCHEDULE B, PART 8.3          EXISTING INDEBTEDNESS
     SCHEDULE B, PART 8.4          EXISTING LIENS
     SCHEDULE B, PART 8.8(i)       EXISTING INVESTMENTS
     SCHEDULE B, PART 8.10         BANK ACCOUNTS


                                        EXHIBITS
                                        --------

     EXHIBIT A                     FORM OF NOTICE OF BORROWING
     EXHIBIT B                     FORM OF POST-PETITION REVOLVING NOTE
     EXHIBIT C                     FORM OF LETTER OF REQUEST
     EXHIBIT D                     FORM OF COMPLIANCE CERTIFICATE
     EXHIBIT E                     FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
     EXHIBIT F                     SUMMARY TERM SHEET FOR EXIT FACILITY
     EXHIBIT G                     INTERIM FINANCING ORDER
     EXHIBIT H                     BORROWERS' CRITICAL VENDOR MOTION





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


     THIS POST-PETITION CREDIT AGREEMENT is entered into as of November 20, 2000, among each of the Borrowers; each financial institution identified on ANNEX I (together with its successors and permitted assigns, hereinafter referred to individually as a "LENDER" and collectively as the "LENDERS"); MTLM, acting in its capacity as borrowing agent and funds administrator for the Borrowers (in such capacity, the "FUNDS ADMINISTRATOR"); and BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), acting in its capacity as agent for the Lenders pursuant to ARTICLE 10 (in such capacity, together with its successors in such capacity, hereinafter referred to as the "AGENT").

                             PRELIMINARY STATEMENTS:

     A. Borrowers are parties to a certain Credit Agreement dated as of March 31, 1998 (as amended, supplemented or otherwise modified prior to the Petition Date, the "PRE-PETITION CREDIT AGREEMENT"), among the Borrowers and certain predecessors in interest thereto, the Pre-Petition Funds Administrator, the financial institutions from time to time parties thereto as lenders thereunder (hereinafter referred to individually as a "PRE-PETITION Lender" and collectively as the "PRE-PETITION LENDERS"), and BTCC, acting in its capacity as agent for the Pre-Petition Lenders (in such capacity, the "PRE-PETITION AGENT").

     B. Under the Pre-Petition Credit Agreement, the Pre-Petition Lenders provided the Borrowers with a revolving credit facility up to an aggregate outstanding principal amount of $250,000,000, of which $__________ (including, without limitation, the aggregate undrawn face amount of all Pre-Petition Letters of Credit) is currently outstanding.

     C. On November 20, 2000 (the "PETITION DATE"), each of the Borrowers filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware.

     D. The Borrowers are continuing to operate their respective businesses and manage their respective properties as debtors-in-possession under Sections 1107 and 1108 of the Bankruptcy Code.

     E. An immediate and on-going need exists for the Borrowers to obtain additional funds in order to continue the operation of their respective businesses as debtors-in-possession under chapter 11 of the Bankruptcy Code, and accordingly, the Borrowers have requested that the Lenders extend post-petition financing to the Borrowers.

     F. To secure such post-petition financing, each Borrower has agreed to grant to the Agent for the benefit of the Agent and the Lenders on a post-petition basis a Lien on all of such Borrower's real and personal property and other assets.

     G. The Lenders are willing to provide such post-petition financing on the terms and subject to the conditions set forth in this Credit Agreement and the other Credit Documents.

     H. To the extent permitted by the Interim Financing Order and Final Financing Order, certain of the proceeds from the post-petition financing contemplated by this Credit

Agreement will be used to pay in full all Pre-Petition Obligations and, upon such repayment in full, the Pre-Petition Credit Agreement shall terminate.

     I. The Borrowers and the Lenders contemplate that, on or after the Petition Date, the Bankruptcy Court will enter the Interim Financing Order, which, among other things, will approve this Credit Agreement and the other Credit Documents, and will authorize the Borrowers to incur interim secured and superpriority Indebtedness under the terms and subject to the conditions of this Credit Agreement pursuant to sections 363 and 364 of the Bankruptcy Code.

     J. In accordance with the Interim Financing Order, the Final Financing Order (when entered by the Bankruptcy Court) and this Credit Agreement, the Lenders will make post-petition loans and other financial accommodations to the Borrowers.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Credit Agreement, the Borrowers, the Lenders and the Agent hereby agree as follows:

                            ARTICLE 1. DEFINITIONS.

     1.1  GENERAL DEFINITIONS.

     ACCOUNT has the meaning set forth in the Post-Petition Security Agreement.

     AFFILIATE of a Person means another Person who directly or indirectly controls, is controlled by, is under common control with or is a director or officer of, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a business.

     AGENT has the meaning set forth in the Preamble.

     AGENT ADVANCES has the meaning set forth in SECTION 2.2.

     ARIZONA LLC means Metal Management Arizona, L.L.C., an Arizona limited liability company, and a debtor and debtor-in-possession in a Case.

     ASSIGNMENT AND ASSUMPTION AGREEMENT has the meaning set forth in SECTION 11.8(b).

     AUDITORS means a nationally recognized firm of independent public accountants selected by the Borrowers and reasonably satisfactory to the Agent; PROVIDED, THAT for purposes of this Credit Agreement, the firm of PricewaterhouseCoopers L.L.P. shall be deemed to be satisfactory to the Agent.

     BANKRUPTCY CODE means Title 11 of the U.S. Code (11 U.S.C.ss.ss.101 et seq.), as amended from time to time, and any successor statute.

     BANKRUPTCY COURT means (i) the United States Bankruptcy Court for the State of Delaware and (ii) any other court having competent jurisdiction over any of the Cases.

     BENEFIT PLAN means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

     BORROWERS means, collectively, (1) Arizona LLC, (2) CIM, (3) Firma, (4) Firma Plastic, (5) MacLeod, (6) Metals Recycling, (7) MTLM, (8) MTLM Aerospace,
(9) MTLM Alabama, (10) MTLM Arizona, (11) MTLM.com, (12) MTLM Connecticut, (13) MTLM Gulf Coast, (14) MTLM Indiana, (15) MTLM Memphis, (16) MTLM Midwest, (17) MTLM Mississippi, (18) MTLM Northeast, (19) MTLM Pittsburgh, (20) MTLM Realty,
(21) MTLM Services, (22) MTLM Services, (23) MTLM Stainless & Alloy, (24) MTLM West, (25) MLM West Coast Holdings, (26) Proler, (27) Reserve, (28) S&A Holdings and (29) Trojan.

     BORROWING means a borrowing of Revolving Loans by the Funds Administrator for the joint and several account of the Borrowers from each of the Lenders (or, in the case of Agent Advances, Agent on behalf of each of the Lenders) on a pro rata basis on a given date.

     BORROWING BASE means, at any time, the sum at such time of:

          (a) the Fixed Asset Sublimit, PLUS

          (b) the Supplemental Availability Sublimit (which may be a negative number), PLUS

          (c) eighty-five percent (85%) of Eligible Accounts Receivable, PLUS

          (d) the lesser of $65,000,000 and seventy percent (70%) of Eligible Inventory, MINUS

          (e) an amount equal to the Carve Out.

In addition, in the exercise of its Permitted Discretion, upon one Business Day's prior written notice to the Funds Administrator, the Agent may (i) establish and increase or decrease reserves against Eligible Accounts Receivable and Eligible Inventory, (ii) reduce the advance rates provided for in this definition, or restore such advance rates to any level equal to or below the advance rates in effect as of the date of this Credit Agreement, and (iii) impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the definitions of "ELIGIBLE ACCOUNTS RECEIVABLE" and "ELIGIBLE INVENTORY."

     BORROWING BASE CERTIFICATE means a certificate of the Funds Administrator concerning the Borrowing Base, in each case provided under SECTION 7.2 and in form and substance reasonably satisfactory to the Agent.

     BT ACCOUNT has the meaning set forth in SECTION 4.11.

     BTCC has the meaning set forth in the Preamble.

     BTCO has the meaning set forth in the Preamble.

     BUSINESS DAY means any day that is neither a Saturday nor a Sunday nor a day on which commercial banks in Chicago, Illinois or New York, New York are required or permitted by law to be closed. When used in connection with any Letter of Credit, the term "BUSINESS DAY" means any day other than a Saturday, Sunday or legal holiday on which commercial banks in the domicile of the applicable Issuing Bank are generally closed or authorized to close.

     CAPITAL EXPENDITURES means, for any Person for any period, the sum of all expenditures which have been, or should have been, capitalized by such Person for financial statement purposes in accordance with GAAP during such period (whether payable in cash or other property or accrued as a liability), including the capitalized portion of capital leases and that portion of Investments made by such Person allocable to property, plant or equipment. Capital Expenditures shall exclude proceeds of a casualty loss applied to the repair or replacement of the property affected by such casualty loss. "CASUALTY LOSS," as used herein, means, for any Person, (i) the loss, damage, or destruction of any asset or property owned or used by such Person, (ii) the condemnation, confiscation, or other taking, in whole or in part, of any such asset or property, or (iii) the diminishment of the use of any such asset or property so as to render impracticable or unreasonable the use thereof for its intended purpose.

     CARVE-OUT has the meaning set forth in the Interim Financing Order or the Final Financing Order, as applicable.

     CASES means the respective cases commenced under chapter 11 of the Bankruptcy Code as a result of the Petitions.

     CASH EQUIVALENTS means either of the following, so long as the same are maintained in accounts in which the Agent has a perfected security interest: (i) securities issued, guarantied or insured by the United States, or any of its agencies and having maturities of not more than one year; (ii) time deposits or certificates of deposit having maturities of not more than one year issued by any Lender or a United States national or state chartered commercial bank of recognized standing whose combined capital and unimpaired surplus is in excess of $250,000,000 and whose short-term commercial paper rating, or that of its parent holding company, is at least "A-1" or the equivalent by S&P and at least "Prime-1" or the equivalent by Moody's; (iii) shares of money market or similar funds which comply with Rule 2a-7 or any successor rule of the SEC; (iv) repurchase agreements with any Lender or any commercial bank satisfying the requirements of CLAUSE (ii) of this definition with respect to securities described in CLAUSE (i) of this definition.

     CHARGES means all federal, state, county, city, municipal, local, foreign or other taxes payable to any Governmental Authority (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Post-Petition Obligations,
(b) the employees, payroll, income or gross receipts of any Borrower, (c) any Borrower's ownership or use of any properties or other assets, or (d) any other aspect of any Borrower's business.

     CIM means CIM Trucking, Inc., an Illinois corporation, and a debtor and debtor-in-possession in a Case.

     CLAIM has the meaning set forth in section 101(5) of the Bankruptcy Code.

     CLOSING DATE means the date of execution and delivery of this Credit Agreement by all of the parties hereto or, if later, the date on which the initial Revolving Loan is made or the initial Letter of Credit is issued hereunder, whichever occurs earlier.

     CLOSING DOCUMENT LIST has the meaning set forth in SECTION 5.1.

     CLOSING FEE has the meaning set forth in SECTION 4.6.

     CODE has the meaning set forth in SECTION 1.3.

     COLLATERAL means the Accounts, Inventory, Equipment and other real, personal and mixed property identified in the Collateral Documents as security for the Post-Petition Obligations.

     COLLATERAL ACCESS AGREEMENT means an agreement in form and substance reasonably satisfactory to the Agent pursuant to which a mortgagee or lessor of real property on which Collateral is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory, or a consignee of Inventory, acknowledges the Liens of the Agent and, in the case of any such agreement with a mortgagee or lessor, permits the Agent access to and use of such real property for a reasonable amount of time following the occurrence and during the continuance of an Event of Default to assemble, complete and sell any Collateral stored or otherwise located thereon.

     COLLATERAL DOCUMENTS means, collectively, the Post-Petition Security Agreement and all other documents, agreements and instruments pursuant to which Liens are now or hereafter granted to the Agent to secure any or all of the Post-Petition Obligations.

     COLLATERAL MONITORING FEE has the meaning set forth in SECTION 4.5.

     COLLECTION ACCOUNT has the meaning set forth in SECTION 4.11.

     COLLECTION BANKS has the meaning set forth in SECTION 4.11.

     COLLECTIONS means all cash, funds, checks, notes, instruments and any other form of remittance tendered by account debtors in payment of Accounts of any Borrower.

     COMMITMENT of a Lender means such Lender's commitment, on the terms and subject to the conditions set forth herein, to make Revolving Loans and to participate in Letters of Credit, up to the amount set forth below its name on ANNEX I (as amended from time to time pursuant to SECTION 11.8(B)), as such amount may be reduced from time to time in accordance with the terms and provisions of this Credit Agreement.

     CONFIRMATION ORDER means an order entered by the Bankruptcy Court confirming the Reorganization Plan pursuant to section 1129 of the Bankruptcy Code.

     CONSOLIDATED ENTITY means MTLM and each of its consolidated Subsidiaries and shall include in any event each Borrower.

     CONSOLIDATED NET INCOME means the consolidated net income of the Consolidated Entity.

     CONTINGENT OBLIGATION means, with respect to any Person, any direct or indirect guaranty or obligation of such Person for the Indebtedness of another Person, except for endorsements in the ordinary course of business.

     CREDIT AGREEMENT means this Post-Petition Credit Agreement, as amended, restated, supplemented, extended or otherwise modified and in effect from time to time.

     CREDIT DOCUMENTS means, collectively, this Credit Agreement, the Post-Petition Revolving Notes, the Letters of Credit, each of the Collateral Documents and all other documents, agreements and instruments now or hereafter executed in connection herewith or therewith, in each case as amended, restated, supplemented, extended or otherwise modified from time to time.

     CREDIT PARTY INFORMATION has the meaning set forth in SECTION 11.9(a).

     CREDIT PARTIES means, collectively, the Borrowers, the Funds Administrator, any Subsidiary of any Borrower and each other party to any of the Credit Documents (other than the Lenders, the Agent or any Issuing Bank).

     DEFAULT means an event, condition or default which with the giving of notice, the passage of time or both would be an Event of Default.

     DEFAULTING LENDER has the meaning set forth in SECTION 2.6.

     DEPOSITARY ACCOUNT AGREEMENTS has the meaning set forth in SECTION 4.11.

     DISBURSEMENT ACCOUNT means the operating account of the Funds Administrator maintained with the Disbursement Account Bank.

     DISBURSEMENT ACCOUNT BANK means BTCo or any other financial institution selected from time to time by the Agent and reasonably acceptable to the Funds Administrator.

     DRAWING has the meaning set forth in SECTION 3.5(b).

     EBITDA means, for any period, Consolidated Net Income (excluding extraordinary and non-recurring items, including but not limited to, reorganization expenses incurred in connection with the Cases, as determined in accordance with GAAP) for such period, PLUS (a) all Interest Expense, amortization or writeoff of debt discount and issuance costs and other fees and charges associated with Indebtedness, income tax expense, depreciation and amortization (including amortization of any goodwill or other intangibles) for such period; MINUS or PLUS (without double counting) (b) gains and losses attributable to any fixed asset sales; PLUS or MINUS (c) any other non-cash charges or gains which have been subtracted or added in calculating such

Consolidated Net Income; PLUS (d) to the extent deducted in determining Consolidated Net Income, dividends on MTLM's preferred stock to the extent not paid in cash.

     ELIGIBLE ACCOUNTS RECEIVABLE means Accounts of the respective Borrowers deemed by the Agent in the exercise of its Permitted Discretion to be eligible for inclusion in the calculation of the Borrowing Base. In determining the amount to be so included, the face amount of such Accounts shall be reduced by the amount of all returns, discounts, deductions, claims, credits, charges, or other allowances. Unless otherwise approved in writing by the Agent, no Account of any Borrower shall be deemed to be an Eligible Account Receivable if:

          (a) it arises out of a sale made by such Borrower to an Affiliate of such Borrower or to any other Borrower; or

          (b) its payment terms are longer than 60 days from date of invoice; or

          (c) it is unpaid (i) more than 60 days after the original payment due date on payment terms of 30 days or less from date of invoice, or (ii) more than 30 days after the original payment due date on payment terms of or more than 30 days from date of invoice; or

          (d) it is from the same account debtor or its Affiliate and fifty percent (50%) or more of all Accounts from that account debtor (and its Affiliates) are ineligible under (c) above; or

          (e) when aggregated with all other Accounts of an account debtor, the Account exceeds forty percent (40%) in face value of all Accounts of all Borrowers then outstanding, to the extent of such excess, unless supported by an irrevocable letter of credit satisfactory to the Agent (as to form, substance and issuer) and assigned to and directly drawable by the Agent; or

          (f) the account debtor for the Account is a creditor of such Borrower, has or has asserted a right of setoff against such Borrower, has disputed its liability or made any claim with respect to the Account or any other Account which has not been resolved, but in each of the foregoing cases, solely to the extent of the amount of such actual or asserted right of setoff, or the amount of such dispute or claim, as the case may be; or

          (g) the account debtor is (or the assets of the account debtor are) the subject of an Insolvency Event; or

          (h) the Account is not payable in United States dollars or the account debtor for the Account is located outside the United States or Canada, unless the Account is supported by (i) an irrevocable letter of credit satisfactory to the Agent (as to form, substance and issuer) and assigned to and directly drawable by the Agent or (ii) credit insurance satisfactory to the Agent and assigned and payable to the Agent; or

          (i) the sale to the account debtor is on a guaranteed sale, sale-and-return, sale on approval or consignment basis or made pursuant to any other written agreement providing for repurchase or return; or

          (j) the Agent determines by its own credit analysis that collection of the Account is uncertain or the Account may not be paid; or

          (k) the account debtor is the United States of America or any department, agency or instrumentality thereof, unless such Borrower duly assigns its rights to payment of such Account to the Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C.ss.ss.3727 et seq.); or

          (l) the goods giving rise to such Account have not been shipped and delivered to and accepted by the account debtor, the services giving rise to such Account have not been performed and accepted or the Account otherwise does not represent a final sale; or

          (m) the Account does not comply with all Requirements of Law, including, without limitation, the Federal Consumer Protection Act, the Federal Truth-in-Lending Act and Regulation Z; or

          (n) the Account is subject to any adverse security deposit, progress payment or other similar advance made by or for the benefit of the applicable account debtor; or

          (o) the Account is not subject to a valid and perfected first priority Lien in favor of the Agent or does not otherwise conform to the representations and warranties contained in the Credit Documents.

     ELIGIBLE INVENTORY means the aggregate amount of Inventory of the respective Borrowers deemed by the Agent in the exercise of its Permitted Discretion to be eligible for inclusion in the calculation of the Borrowing Base. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with the Borrowers' current and historical accounting practice. Unless otherwise approved in writing by the Agent, no Inventory of any Borrower shall be deemed Eligible Inventory if:

          (a) it is not owned solely by such Borrower or such Borrower does not have good and valid title thereto; or

          (b) it is not located in the United States; or

          (c) it is not located on property owned by a Borrower or by a third party that has executed and delivered a Collateral Access Agreement and, in the case of Inventory located on property owned by such a third party, it is segregated or otherwise separately identifiable from goods of others, if any, stored on such property; or

          (d) it is not subject to a valid and perfected first priority Lien in favor of the Agent, except, with respect to such Inventory stored at locations other than locations owned by a Borrower, for Liens for unpaid rent or normal and customary warehousing charges; or

          (e) it consists of goods returned or rejected by such Borrower's customers or goods in transit to third parties (other than to warehouse sites covered by a Collateral Access Agreement); or

          (f) it could not reasonably be expected to be sold within twelve (12) months after the date of its initial processing, or does not otherwise conform to the representations and warranties contained in the Credit Documents;

PROVIDED, however, that notwithstanding the foregoing, Inventory of any Borrower which has been sold and shipped to the applicable Account Debtor but with respect to which such Account Debtor has not yet been invoiced shall be deemed Eligible Inventory until issuance of such invoice, PROVIDED, FURTHER that such Inventory constituted Eligible Inventory immediately prior to such sale.

     ERISA means the Employee Retirement Income Security Act of 1974, 29 U.S.C.ss.ss.1000 et seq., amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

     ERISA AFFILIATE means any entity required to be aggregated with any Borrower or any Subsidiary of any Borrower under Sections 414 (b) or (c) of the Internal Revenue Code (or, for purposes of Section 412 of the Internal Revenue Code, Sections 414 (m) or (o) of the Internal Revenue Code).

     EVENT OF DEFAULT has the meaning set forth in ARTICLE 9.

     EXCESS AVAILABILITY means, at any time of determination thereof, an amount (which may be a negative number) equal at such time to (i) the Borrowing Base MINUS (ii) the aggregate amount outstanding with respect to the Revolving Loans (including Fees, Expenses, interest and principal) MINUS (iii) the Letter of Credit Obligations.

     EXCHANGE ACT means the Securities and Exchange Act of 1934, amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

     EXIT BORROWERS means the Borrowers, as reorganized pursuant to the Reorganization Plan.

     EXIT CREDIT AGREEMENT has the meaning set forth in EXHIBIT F.

     EXIT CREDIT DOCUMENTS has the meaning set forth in EXHIBIT F.

     EXIT FACILITY has the meaning set forth in SECTION 11.17.

     EXIT PROPORTIONATE SHARE means, with respect to any Lender, a percentage amount equal to such Lender's Proportionate Share in effect immediately prior to the Expiration Date.

     EXPENSES means all reasonable costs and expenses of the Agent incurred in connection with the Cases and the Credit Documents and the transactions contemplated therein, including, without limitation, (i) the costs of conducting record searches, examining collateral, opening bank accounts and lockboxes, depositing checks, and receiving and transferring funds (including charges for checks for which there are insufficient funds), (ii) the reasonable fees and expenses of legal counsel and paralegals (including the allocated cost of internal counsel and paralegals), accountants, appraisers and other consultants, experts or advisors retained by the Agent, (iii) reasonable fees and expenses of legal counsel incurred in connection with the documentation of assignments of or sales of participations in the Revolving Loans, (iv) the cost of title insurance premiums, real estate survey costs, and fees and taxes in connection with the filing of financing statements, and (v) the costs of preparing and recording Collateral Documents, releases of Collateral, and waivers, amendments, and terminations of any of the Credit Documents. EXPENSES also means all reasonable costs and expenses (including the reasonable fees and expenses of legal counsel and other professionals) paid or incurred in connection with the Cases and the Credit Documents and the transactions contemplated therein, (a) by the Agent during the continuance of an Event of Default and (b) by the Agent and any Lender in (i) enforcing or defending its respective rights under or in respect of this Credit Agreement, the Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith or therewith, (ii) collecting the Revolving Loans, (iii) foreclosing or otherwise collecting upon the Collateral or any part thereof and (iv) obtaining any legal, accounting or other advice in connection with any of the foregoing.

     EXPIRATION DATE means the earliest to occur of (i) June 30, 2001, (ii) the effective date of any reorganization plan with respect to one or more of the Borrowers or (iii) the date on which this Credit Agreement is terminated pursuant to SECTION 9.2(b).

     FEDERAL FUNDS RATE means, for any period, a fluctuating interest rate per annum for each day during such period equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

     FEDERAL RESERVE BOARD means the Board of Governors of the Federal Reserve System or any Governmental Authority succeeding to its functions.

     FEES means, collectively, the Closing Fee, the Unused Line Fee, the Letter of Credit Fees, the L/C Facing Fee, the Issuing Bank Fees and the Collateral Monitoring Fee.

     FINAL FINANCING ORDER means an order entered by the Bankruptcy Court as to which no stay has been entered and that has not been vacated, modified or overturned, in form and substance acceptable to the Agent in its sole discretion, authorizing the incurrence by the Borrowers of permanent postpetition superpriority indebtedness in accordance with this Credit Agreement and the other Credit Documents.

     FINANCIAL STATEMENTS means the consolidated and consolidating balance sheets, statements of operations, statements of cash flows and statements of changes in shareholder's equity of the Consolidated Entity for the period specified, prepared in accordance with GAAP and consistently with prior practices.

     FIRMA means Firma, Inc., a California corporation, and a debtor and debtor-in-possession in a Case.

     FIRMA PLASTIC means Firma Plastic Co., Inc., a California corporation, and a debtor and debtor-in-possession in a Case.

     FIXED ASSET SUBLIMIT means an amount equal to $41,134,706; PROVIDED, that the Fixed Asset Sublimit shall be automatically and permanently reduced on each date on which Net Proceeds of Sale are received by or for the account of any Borrower (other than from any other Borrower), in the amount of such Net Proceeds of Sale

     FUNDS ADMINISTRATOR has the meaning set forth in the Preamble.

     GAAP means generally accepted accounting principles in the United States as in effect from time to time.

     GOVERNING DOCUMENTS means certificates or articles of incorporation, by-laws and other similar organizational or governing documents.

     GOVERNMENTAL AUTHORITY means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     HIGHEST LAWFUL RATE means, at any given time during which any Post-Petition Obligations shall be outstanding hereunder, the maximum nonusurious interest rate that at any time or from time to time may be contracted for, taken, reserved, charged or received on such Post-Petition Obligations, under the laws of the State of Illinois (or the law of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Credit Agreement and any of the other Credit Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum nonusurious interest rate than under the State of Illinois' (or such other jurisdiction's) law, in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Credit Agreement and any other Credit Documents executed in connection herewith, and any available exemptions, exceptions and exclusions.

     INDEBTEDNESS of a Person means, without duplication, (a) indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), whether on open account or evidenced by a note, bond, debenture or similar instrument, (b) obligations under capital leases, (c) reimbursement obligations for letters of credit, banker's acceptances or other credit accommodations, whether drawn or undrawn, (d) liabilities, as determined by the Agent, under any Interest Rate Agreement, (e) Contingent Obligations and (f) Indebtedness secured by any Lien on any property of that Person, even if that Person has not assumed such Indebtedness.

     INTEREST EXPENSE means, for any period, the aggregate consolidated cash expense of the Consolidated Entity for interest on Indebtedness for such period, including, without limitation, (i) amortization of original issue discount, (ii) incurrence fees (to the extent included in interest expense but excluding in any event the Closing Fee), (iii) the interest portion of any deferred payment obligation and (iv) the interest component of any capital lease obligation.

     INTEREST RATE AGREEMENT means any interest rate protection or hedge agreement, including, without limitation, interest rate future, option, swap, and cap agreements.

     INTERIM FINANCING ORDER means an order in the form of EXHIBIT G or otherwise in form and substance satisfactory to the Agent in its sole discretion entered by the Bankruptcy Court pursuant to sections 364(c) and (d) of the Bankruptcy Code and Bankruptcy rule 4001(c), respectively, authorizing the Borrowers to incur post-petition secured and superpriority Indebtedness in accordance with this Credit Agreement and the other Credit Documents on an interim basis.

     INTERNAL REVENUE CODE means the Internal Revenue Code of 1986, amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

     INVENTORY has the meaning set forth in the Post-Petition Security
Agreement.

     INVESTMENT means all expenditures made and all liabilities incurred (contingently or otherwise) for or in connection with the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or similar transfers of property to, or acquisition of substantially all the assets of, a Person. In determining the aggregate amount of Investments outstanding at any particular time, (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and outstanding; (ii) there shall be deducted in respect of each such Investment amounts received in cash as a return of capital or as earnings on such Investment, whether as dividends, interest or otherwise; and (iii) there shall not be deducted from the aggregate amount of Investments any decrease in the market value thereof.

     ISSUING BANK means BTCo, Deutsche Bank AG, New York Branch, or any Lender or other financial institution that is acceptable to the Agent and the Borrowers which may at any time issue or be requested to issue a Letter of Credit for the account of any Borrower.

     JOINT VENTURE means a single-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by any Borrower or any Subsidiary of any Borrower with another Person (other than a Borrower or a Subsidiary of a Borrower) in order to conduct a common venture or enterprise with such Person.

     L/C FACING FEE has the meaning set forth in SECTION 4.3(a).

     LC PARTICIPANT has the meaning ascribed to that term in SECTION 3.4.

     LC SUPPORTABLE OBLIGATIONS means (a) obligations of any Borrowers or any Subsidiary of any Borrower with respect to workers' compensation, surety bonds and other similar statutory obligations and (b) such other obligations of any Borrower or any Subsidiary of any Borrower as are reasonably acceptable to the Agent.

     LENDERS has the meaning set forth in the Preamble.

     LENDER ADVANCES has the meaning set forth in SECTION 2.2.

     LETTER OF CREDIT FEE has the meaning set forth in SECTION 4.3(a).

     LETTER OF CREDIT OBLIGATIONS means, without duplication, the sum of the aggregate Stated Amount of all Letters of Credit outstanding, PLUS the aggregate amount of all Drawings for which the Borrowers have not reimbursed any Issuing Bank, PLUS the aggregate amount of all payments made by the Lenders to any Issuing Bank for their participations in Letters of Credit for which the Borrowers have not reimbursed the Lenders.

     LETTER OF CREDIT REQUEST has the meaning ascribed to that term in SECTION 3.3(a).

     LETTERS OF CREDIT means (i) the Pre-Petition Letters of Credit and (ii) all letters of credit issued for the account of any Borrower under ARTICLE 3, and all amendments, renewals, extensions or replacements thereof.

     LIEN means any lien, claim, charge, pledge, security interest, assignment, hypothecation, deed of trust, mortgage, lease, conditional sale, retention of title, or other preferential arrangement having substantially the same economic effect as any of the foregoing, whether voluntary or imposed by law.

     LINE OF CREDIT means the aggregate revolving line of credit extended pursuant to this Credit Agreement by the Lenders to the Borrowers for Revolving Loans and Letters of Credit, in an amount up to $200,000,000, as such amount may be reduced from time to time pursuant to the terms and provisions hereof.

     LOAN ACCOUNT has the meaning set forth in SECTION 4.9.

     LOCKUP AGREEMENT has the meaning set forth in SECTION 6.23.

     MACLEOD means Mac Leod Metals Co., a California corporation, and a debtor and debtor-in-possession in a Case.

     MAJORITY LENDERS means those Lenders holding in the aggregate more than fifty percent (50%) of the total Commitments, or if the Commitments are terminated, those Lenders owed more than fifty percent (50%) of the Revolving Loans and Letter of Credit Obligations then outstanding.

     MATERIAL ADVERSE EFFECT means a material adverse effect on (i) the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Credit Parties taken as a whole, (ii) the ability of any Credit Party to perform its obligations under the Credit Documents to which it is a party, or on the ability of the Agent or the Lenders to enforce the Post-Petition Obligations or realize upon the Collateral, or
(iii) the value of the Collateral taken as a whole.

     MATERIAL CONTRACT means any contract or other arrangement (i) to which a Credit Party or any Subsidiary of a Credit Party is a party (other than the Credit Documents) or by which the property or assets of any Credit Party or any Subsidiary of a Credit Party are bound and (ii) which is material to the business, assets, properties or prospects of the Consolidated Entity.

     METALS RECYCLING means California Metals Recycling, Inc., a California corporation, and a debtor and debtor-in-possession in a Case.

     MOODY'S means Moody's Investors Services, Inc., or any successor thereto.

     MTLM means Metal Management, Inc., a Delaware corporation, and a debtor and debtor-in-possession in a Case.

     MTLM.COM means metals.com, inc., a Delaware corporation, and a debtor and debtor-in-possession in a Case.

     MTLM AEROSPACE means Metal Management Aerospace, Inc., a Delaware corporation, and a debtor and debtor-in-possession in a Case.

     MTLM ALABAMA means Metal Management Alabama, Inc., a Delaware corporation, and a debtor and debtor-in-possession in a Case.

     MTLM ARIZONA means MTLM Arizona, Inc., an Arizona corporation, and a debtor and debtor-in-possession in a Case.

     MTLM CONNECTICUT means Metal Management Connecticut, Inc., a Delaware corporation, and a debtor and debtor-in-possession in a Case.

     MTLM GULF COAST means Metal Management Gulf Coast, Inc., a Delaware corporation, and a debtor and debtor-in-possession in a Case.

     MTLM INDIANA means Metal Management Indiana, Inc., an Illinois corporation, and a debtor and debtor-in-possession in a Case.

     MTLM MEMPHIS means Metal Management Memphis, L.L.C., a Tennessee limited liability company, and a debtor and debtor-in-possession in a Case.

     MTLM MIDWEST means Metal Management Midwest, Inc., an Illinois corporation, and a debtor and debtor-in-possession in a Case.

     MTLM MISSISSIPPI means Metal Management Mississippi, L.L.C., a Delaware limited liability company, and a debtor and debtor-in-possession in a Case.

     MTLM NORTHEAST means Metal Management Northeast, Inc., a New Jersey corporation, and a debtor and debtor-in-possession in a Case.

     MTLM OHIO means Metal Management Ohio, Inc., an Ohio corporation, and a debtor and debtor-in-possession in a Case.

     MTLM PITTSBURGH means Metal Management Pittsburgh, Inc., a Delaware corporation, and a debtor and debtor-in-possession in a Case.

     MTLM REALTY means Metal Management Realty, Inc., an Arizona corporation, and a debtor and debtor-in-possession in a case.

     MTLM SERVICES means Metal Management Services, Inc., a Delaware corporation, and a debtor and debtor-in-possession in a Case.

     MTLM STAINLESS & ALLOY means Metal Management Stainless & Alloy, Inc., a Delaware corporation, and a debtor and debtor-in-possession in a case.

     MTLM WEST means Metal Management West, Inc., a Colorado corporation, and a debtor and debtor-in-possession in a case.

     MTLM WEST COAST HOLDINGS means Metal Management West Coast Holdings, Inc., a Delaware corporation, and a debtor and debtor-in-possession in a Case.

     MULTIEMPLOYER PLAN means a "multiemployer plan" (as defined in Section 4001(a) (3) of ERISA) to which a Borrower, any Subsidiary of Borrower or any ERISA Affiliate has contributed within the past six years or with respect to which a Borrower or any Subsidiary of a Borrower could reasonably be expected to incur any liability.

     NET PROCEEDS OF SALE means proceeds (including any notes, Securities, warrants and other non-cash items and money paid into escrow accounts, together with [or reduced by] all interest paid thereon and capital gains [or capital losses] realized in connection with the investment thereof) received as consideration by a Borrower or any Subsidiary of a Borrower (to the extent of such Borrower's ownership interest in such Subsidiary) from the sale, lease, transfer or other disposition of any fixed asset (other than any obsolete or redundant fixed asset consisting of real property on which no Borrower has conducted business operations for at least twelve months immediately preceding such disposition), net of (A) the cost of such sale, lease, transfer or other disposition, taxes payable as a result thereof and reasonable reserves associated therewith, (B) amounts applied to the repayment of Indebtedness (other than Post-Petition Obligations) secured by a Lien on the fixed asset disposed of and (C) amounts expressly permitted to be used hereunder, and in fact used, to purchase a replacement asset. For the purposes hereof, all proceeds of insurance coverage paid or other recoveries or awards of compensation for any such fixed asset, or group of fixed assets, taken by condemnation or eminent domain shall be deemed proceeds of the disposition of that fixed asset.

     NOTICE OF BORROWING means an irrevocable and binding notice delivered by the Funds Administrator to the Agent either by telephone or by facsimile transmission (and if by telephone, promptly confirmed in writing) of the request by the Funds Administrator, for and on behalf of the Borrowers, for a Borrowing, which notice shall be substantially in the form of EXHIBIT A.

     PBGC means the Pension Benefit Guaranty Corporation, and any entity succeeding to any or all of its functions.

     PERMITTED DISCRETION means the Agent's judgment exercised in good faith and not in an irrational manner based upon its consideration of any factor which the Agent believes in good faith could affect the value of any Collateral, including any Inventory or Accounts of any Borrower or the amount which the Agent and the Lenders would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral. In exercising such judgment, the Agent may consider such factors which are already included in or tested by the definition of Eligible Accounts Receivable or Eligible Inventory, as well as any of the following: (i) the financial and business climate of any Borrower's industry, (ii) changes in collection history and dilution with respect to the Accounts of any Borrower, (iii) demand for, and pricing of, Inventory of any Borrower, (iv) changes in any concentration of risk with respect to Accounts and Inventory of any Borrower, and (v) any other factors that change the credit risk of lending to the Borrowers on the security of the Accounts and Inventory of the Borrowers.

     PERMITTED EXPENSES means, collectively, (i) fees required to be paid to the Office of the United States Trustee pursuant to 28 U.S.C section 1930(a), (ii) fees payable to the clerk of the Bankruptcy Court, (iii) so long as no Default or Event of Default has occurred and is continuing, compensation for services rendered or reimbursement of expenses incurred that are permitted to be paid by the Bankruptcy Court under sections 330 or 331 of the Bankruptcy Code to professionals retained pursuant to an order of the Bankruptcy Court by the Borrowers or any official committee appointed pursuant to section 1102 of the Bankruptcy Code and (iv) so long as no Default or Event of Default has occurred and is continuing, Permitted Pre-Petition Claim Payments.

     PERMITTED LIENS means the Liens referred to in CLAUSES (a) through (m) of
SECTION 8.4.

     PERMITTED PRE-PETITION CLAIM PAYMENT means any payment, approved by an order of the Bankruptcy Court on account of any Claim arising or deemed to have arisen prior to the Petition Date, in respect of (a) employee wages and other compensation in an aggregate amount not to exceed $2,800,000; (b) insurance premiums and financial arrangements in respect thereof, in an aggregate amount not to exceed $900,000; and (c) Claims of essential trade vendors and service providers, in an aggregate amount not to exceed $40,000,000, in each case to the extent such trade vendors and service providers have agreed (or are deemed pursuant to an order of the Bankruptcy Court to have agreed) to be bound by the terms of the "Agreement" described in the Borrowers' "Motion for Order Authorizing Payment of Critical Vendor Claims" filed in the Cases and attached as EXHIBIT H and (d) payments authorized by the Bankruptcy Court in respect of adequate protection of valid, perfected Liens on Equipment or real property in an aggregate amount not exceeding $250,000.

     PERSON means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (including any division, agency or department thereof), and its successors, heirs and assigns.

     PETITION DATE has the meaning set forth in the Preliminary Statements.

     PETITIONS means, collectively, the voluntary petitions filed by the respective Borrowers for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court on the Petition Date.ate.

     POST-PETITION CHARGE means any Charge arising or levied after the Petition Date.

     POST-PETITION OBLIGATIONS means the unpaid principal and interest hereunder in respect of Revolving Loans, reimbursement obligations under Letters of Credit, Fees, Expenses and all other obligations and liabilities of the Borrowers to the Agent, the Issuing Bank or any of the

Lenders under this Credit Agreement, the Post-Petition Revolving Notes or any of the other Post-Petition Credit Documents.

     POST-PETITION REVOLVING NOTE means a promissory note of the Borrowers payable to the order of any Lender, substantially in the form of EXHIBIT B, as amended, restated, supplemented or otherwise modified from time to time, and including all notes issued in replacement of, or in substitution or exchange for, any Post-Petition Revolving Note.

     POST-PETITION SECURITY AGREEMENT means the Post-Petition Security Agreement of even date herewith executed by the Borrowers in favor of the Agent.

     PRE-PETITION AGENT has the meaning set forth in the Preliminary Statements.

     PRE-PETITION CREDIT AGREEMENT has the meaning set forth in the Preliminary Statements.

     PRE-PETITION FUNDS ADMINISTRATOR mean MTLM, acting in its capacity as funds administrator for itself and other Borrowers under the Pre-Petition Credit Agreement.

     PRE-PETITION LENDER and PRE-PETITION LENDERS have the respective meanings set forth in the Preliminary Statements.

     PRE-PETITION LETTERS OF CREDIT means those certain Letters of Credit issued and outstanding on the Petition Date under the Pre-Petition Credit Agreement and set forth on SCHEDULE B, PART 1.1.

     PRE-PETITION OBLIGATIONS means, collectively, the Obligations (as such term is defined in the Pre-Petition Credit Agreement), including, without limitation (and without duplication), obligations of the respective Borrowers to any Pre-Petition Lender resulting from any remedy imposed by the Bankruptcy Court against any of the Pre-Petition Lenders under the Interim Financing Order or the Final Financing Order.

     PRIME LENDING RATE means the rate which Deutsche Bank AG, New York Branch, announces as its prime lending rate, from time to time. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Deutsche Bank AG, New York Branch, and each of the Revolving Lenders may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

     PROLER means Proler Southwest, Inc., a Texas corporation, and a debtor and debtor-in-possession in a Case.

     PROPORTIONATE SHARE of a Lender means a fraction, expressed as a percentage, obtained by dividing its Commitment by the Line of Credit or, if the Commitments are terminated, by dividing its then outstanding Revolving Loans and Letter of Credit participations by the then outstanding aggregate Revolving Loans and Letter of Credit Obligations.

     PURCHASE MONEY LIENS has the meaning set forth in SECTION 8.3(b).

     REGISTER has the meaning set forth in SECTION 11.8(c).

     REGULATION D means Regulation D of the Federal Reserve Board, as in effect from time to time.

     REORGANIZATION PLAN means a plan or plans of reorganization for the Borrowers in form and substance acceptable to the Agent in its sole discretion promulgated and filed in the Cases pursuant to section 1121 et seq of the Bankruptcy Code.

     REPORTABLE EVENT means any of the events described in Section 4043 of ERISA and the regulations thereunder (other than any such event for which the notice requirement under ERISA has been waived).

     REQUIREMENT OF LAW means, with respect to any Person, (a) the Governing Documents of such Person, (b) any law, treaty, rule or regulation or determination of an arbitrator, court or other Governmental Authority binding on such Person, or (c) any franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval binding on a Person or any of its property.

     RESERVE means Reserve Iron & Metal Limited Partnership, a Delaware limited partnership, and a debtor and debtor-in-possession in a case.

     RESPONSIBLE OFFICER means, with respect to any Person, the president, chief executive officer, chief financial officer, any vice president or treasurer of such Person.

     RETIREE HEALTH PLAN means an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA, and any other plan, program or arrangement, whether oral or written, that provides benefits to persons after termination of employment, other than as required by Section 601 of ERISA.

     REVOLVING LOANS has the meaning set forth in SECTION 2.1.

     S&A HOLDINGS means Metal Management S & A Holdings, Inc., a Delaware corporation, and a debtor and debtor-in-possession in a Case.

     S&P means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

     SEC means the Securities and Exchange Commission, and any Governmental Authority succeeding to any or all of its functions.

     SECURITIES means any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities," or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include the Post-Petition Revolving Notes or any other evidence of the Post-Petition Obligations.

     SETTLEMENT DATE has the meaning set forth in SECTION 2.4.

     STATED AMOUNT of each Letter of Credit means, at any time, the maximum amount available to be drawn thereunder at such time (in each case determined without regard to whether any conditions to drawing could then be met).

     SUBSIDIARY of a Person means a corporation or other Person in which that Person directly or indirectly owns or controls the shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or appoint other managers of such corporation or other entity.

     SUPPLEMENTAL AVAILABILITY SUBLIMIT means an amount equal to $20,000,000; PROVIDED, that, upon reduction of the Fixed Asset Sublimit to zero, the Supplemental Availability Sublimit shall be automatically and permanently reduced on each date on which Net Proceeds of Sale are received by or for the account of any Borrower (other than from any other Borrower) in the amount of such Net Proceeds of Sale.

     TERMINATION EVENT means (i) a Reportable Event with respect to any Benefit Plan; (ii) the withdrawal of any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a) (2) of ERISA); (iii) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041 (c) of ERISA); (iv) the institution by the Pension Benefit Guaranty Corporation of proceedings to terminate a Benefit Plan or Multiemployer Plan; (v) any event or condition (A) which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (b) that would result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal, within the meaning of Sections 4203 and 4205 of ERISA, of a Borrower, any Subsidiary of a Borrower or any ERISA Affiliate from a Multiemployer Plan.

     TROJAN means Trojan Trading Co., a California corporation, and a debtor and debtor-in-possession in a Case.

     UNUSED LINE FEE has the meaning set forth in SECTION 4.2.

     1.2  ACCOUNTING TERMS AND DETERMINATIONS.

     Unless otherwise defined or specified herein, all accounting terms used in this Credit Agreement shall be construed in accordance with GAAP, applied on a basis consistent in all material respects with the Financial Statements referred to in SECTION 6.8. All accounting determinations for purposes of determining compliance with the financial covenants contained in ARTICLE 8 shall be made in accordance with GAAP as in effect on the Closing Date and applied on a basis consistent in all material respects with the audited Financial Statements delivered to the Agent on or before the Closing Date. The Financial Statements required to be delivered hereunder from and after the Closing Date, and all financial records, shall be maintained in accordance with GAAP. If GAAP shall change from the basis used in preparing the audited Financial Statements delivered to the Agent on or before the Closing Date, the certificates required to be delivered pursuant to SECTION 7.1 demonstrating compliance with the covenants contained herein shall include, at the election of the Borrowers or upon the request of the

Majority Lenders, calculations setting forth the adjustments necessary to demonstrate that the Borrowers are in compliance with the financial covenants based upon GAAP as in effect on the Closing Date.

     1.3  OTHER TERMS; HEADINGS.

     Terms used herein and not otherwise defined in ARTICLE 1 that are defined in the Uniform Commercial Code in effect in the State of Illinois (the "CODE") shall have the meanings given in the Code. Each of the words "hereof," "herein," and "hereunder" refer to this Credit Agreement as a whole. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in accordance with SECTION 11.11 hereof. References to Articles, Sections, Annexes, Schedules, and Exhibits are internal references to this Credit Agreement, and to its attachments, unless otherwise specified. The headings and the Table of Contents are for convenience only and shall not affect the meaning or construction of any provision of this Credit Agreement.

                                   ARTICLE 2.

                                 REVOLVING LOANS

     2.1  COMMITMENTS.

     Subject to the terms and conditions set forth in this Credit Agreement and in the Interim Financing Order and Final Financing Order, respectively, and in reliance on the representations and warranties of the Borrowers set forth herein, on and after the Closing Date and to but excluding the Expiration Date, each Lender severally agrees to make loans and advances to the Borrowers on a joint and several basis (each a "REVOLVING LOAN") in an amount not to exceed at any time its Proportionate Share of the lesser at such time of (a) the Line of Credit and (b) the Borrowing Base MINUS, in the case of both CLAUSES (a) and (b) above, the then outstanding Letter of Credit Obligations. The Revolving Loans shall be evidenced by a Post-Petition Revolving Note dated as of the Closing Date, issued to each Lender and executed by each of the Borrowers in the amount of such Lender's Commitment.

     2.2  BORROWING OF REVOLVING LOANS.

     Revolving Loans may be made available to the Funds Administrator for the account of the Borrowers directly by the Lenders ("LENDER ADVANCES") or, in the circumstances described in SECTION 2.2(b), from the Agent acting on behalf of the Lenders ("AGENT ADVANCES").

          (a) LENDER ADVANCES. Subject to the determination by the Agent and the Lenders that the conditions for borrowing contained in SECTION 5.2 are satisfied, upon receipt of a Notice of Borrowing from the Funds Administrator received by the Agent before 12:00 noon Chicago time on a Business Day, Lender Advances of Revolving Loans shall be made to the extent of each Lender's Proportionate Share of the requested Borrowing.

          (b) AGENT ADVANCES. The Agent is authorized by the Lenders, but is not obligated, to make Agent Advances upon a receipt of any Notice of Borrowing received by the Agent before 3:00 P.M. Chicago time on a Business Day. Agent Advances shall be subject to periodic settlement with the Lenders under SECTION 2.4. Agent Advances may be made only in the following circumstances:

              (i) NORMAL COURSE AGENT ADVANCES. For administrative convenience, the Agent may, but is not obligated, to make Agent Advances up to the amount available for borrowing under SECTION 2.1 in reliance upon the actual or deemed representations of the Borrowers under SECTION 5.2 that the conditions for borrowing are satisfied.

              (ii) OTHER AGENT ADVANCES. When the conditions for borrowing under SECTION 5.2 cannot be fulfilled, and notwithstanding the Borrowing Base limitation of SECTION 2.1, the Agent may, but is not obligated to, continue to make Agent Advances for seven (7) Business Days or until sooner instructed by the Majority Lenders to cease, in an aggregate amount at any time not to exceed $5,000,000.

          (c) DISBURSEMENT OF REVOLVING LOANS. The proceeds of Revolving Loans shall be transmitted by the Agent or Lenders, as the case may be, to the Disbursement Account.

          (d) NOTICES OF BORROWING. Notices of Borrowing may be given under this Section by telephone or facsimile transmission, and, if by telephone, promptly shall be confirmed in writing. The Funds Administrator shall specify in each Notice of Borrowing whether the conditions for the requested Borrowing are satisfied. The Borrowers may request one or more Borrowings on the same Business Day. Once given, a Notice of Borrowing is irrevocable and binding on the Borrowers. The Funds Administrator shall provide to the Agent a list, with specimen signatures, of officers and other Persons, if any, authorized to request Revolving Loans. The Agent is entitled to rely upon such list until it is replaced by the Funds Administrator.

     2.3  NOTICE OF REQUEST FOR LENDER ADVANCES.

     Subject to the last sentence of this Section, the Agent shall give each Lender prompt notice by telephone or facsimile transmission of a Notice of Borrowing that is received pursuant to SECTION 2.2(a) and is to be satisfied by Lender Advances. No later than 3:00 P.M. Chicago time on the date of receipt of such notice, each Lender shall make available for the account of its Applicable Lending Office to the Agent at the Agent's address for deposit into the Disbursement Account, its Proportionate Share of such Borrowing in immediately available funds. Unless the Agent receives contrary written notice prior to any such Borrowing, it is entitled to assume that each Lender will make available its Proportionate Share of the Borrowing and in reliance upon that assumption, but without any obligation to do so, may advance such Proportionate Share on behalf of the Lender, without the necessity of giving daily notice to each Lender of the receipt of a Notice of Borrowing.

     2.4  PERIODIC SETTLEMENT OF AGENT ADVANCES; INTEREST AND FEES; STATEMENTS.

          (a) THE SETTLEMENT DATE; ALLOCATION OF INTEREST AND FEES. The amount of each Lender's Proportionate Share of Revolving Loans shall be computed weekly (or more frequently in the Agent's discretion) and shall be adjusted upward or downward based on all Revolving Loans (including Agent Advances) and repayments received by the Agent as of 5:00 P.M. Chicago time on the last Business Day of the period specified by the Agent (such date, the "SETTLEMENT DATE").

          (b) SUMMARY STATEMENTS; SETTLEMENTS. The Agent shall deliver to each of the Lenders promptly after the Settlement Date a summary statement of the account of outstanding Revolving Loans (including Agent Advances) for the period, the amount of repayments received for the period, and the amount allocated to each Lender of the interest and Unused Line Fee for the period. After application of payments under SECTION 4.12, as reflected on the summary statement, (i) the Agent shall transfer to each Lender its allocated share of interest and Unused Line Fee, and its Proportionate Share of repayments received by the Agent in respect of the period covered by such summary statement; and (ii) each Lender shall transfer to the Agent, or the Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Revolving Loans made by each Lender shall be equal to such Lender's Proportionate Share of the aggregate amount of Revolving Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Agent by the Lenders and is received by the Lenders prior to 12:00 noon Chicago time on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 P.M. Chicago time that day; and, if received after 12:00 noon Chicago time, then no later than 3:00 P.M. Chicago time on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Agent.

          (c) DISTRIBUTION OF INTEREST AND UNUSED LINE FEES. Interest on the Revolving Loans (including Agent Advances) and the Unused Line Fee shall be allocated by the Agent to each Lender (i) in the case of interest, in accordance with the Revolving Loans actually advanced by and repaid to such Lender and (ii) in the case of the Unused Line Fee, in accordance with the Proportionate Share of such Lender. Interest shall accrue from and including the date Revolving Loans are advanced and to but excluding the date such Revolving Loans are either repaid by the Borrowers or, if later, actually settled under this Section. Promptly after the end of each month, the Agent shall distribute to each Lender its portion, allocated as provided above, of the interest and Unused Line Fee which has been received by the Agent during such month.

     2.5  SHARING OF PAYMENTS.

     If any Lender shall obtain any payment (whether made voluntarily or involuntarily, or through the exercise of any right of set-off, or otherwise) on account of the Revolving Loans made by it or its participations in the Letter of Credit Obligations in excess of its Proportionate Share of payments on account of the Revolving Loans or Letter of Credit Obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Revolving Loans made by them or in their participation in Letters of Credit as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and each such other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery, together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect to the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this SECTION 2.5, to the fullest extent permitted by law, may exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

     2.6  DEFAULTING LENDERS.

          (a) A Lender who fails to pay the Agent its Proportionate Share of any Revolving Loans (including Agent Advances) made available by the Agent on such Lender's behalf, or who fails to pay any other amounts owing by it hereunder to the Agent, is a "DEFAULTING LENDER." The Agent is entitled to recover from such Defaulting Lender all such amounts owing by such Defaulting Lender on demand. If the Defaulting Lender does not pay such amounts on the Agent's demand, the Agent shall promptly notify the Funds Administrator and the Borrowers shall pay such amounts to the Agent (to the extent the Agent has made such amounts available to or for the account of the Borrowers) within 5 Business Days of the receipt by the Funds Administrator of such notice. In addition, the Defaulting Lender or the Borrowers shall pay to the Agent for its own account interest on such amount for each day from the date it was made available by the Agent to the Borrowers to the date it is recovered by the Agent at a rate per annum equal to (x) the overnight Federal Funds Rate if paid by the Defaulting Lender, or (y) the then applicable rate of interest calculated under
     SECTION 4.1, if paid by the Borrowers; plus, in each case, the Expenses and losses, if any, incurred as a result of the Defaulting Lender's failure to perform its obligations. Nothing herein shall be deemed to relieve any Lender of its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrowers may have against any Lender as a result of any default by such Lender hereunder, including, without limitation, the right of the Borrowers to seek reimbursement from any Defaulting Lender for any amounts paid by the Borrowers under CLAUSE (y) above on account of such Defaulting Lender's default.

          (b) The failure of any Lender to fund its Proportionate Share of a Revolving Loan shall not relieve any other Lender of its obligation to fund its Proportionate Share of a Revolving Loan. Conversely, no Lender shall be responsible for the failure of another Lender to fund its Proportionate Share of a Revolving Loan.

          (c) The Agent shall not be obligated to transfer to a Defaulting Lender any payment made by the Borrowers to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payment hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to the Borrowers the amount of all such payments received by it for the account of such Lender. For purposes of voting or consenting to matters with respect to the Credit Documents and determining Proportionate Shares, such Defaulting Lender shall be deemed not to be a "LENDER" and such Lender's Commitment shall be deemed to be zero (-0-). This section shall remain effective with respect to such Lender until (x) the Post-Petition Obligations shall have been declared or shall have become immediately due and payable or (y) the Majority Lenders, the Agent and the Borrowers shall have waived such Lender's default in writing. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrowers of their respective duties and obligations hereunder.

     2.7  ALLOCATION OF REVOLVING LOANS AND EXPENSES.

          (a) The Borrowers maintain an integrated cash management system reflecting their interdependence on one another and the mutual benefits shared among them as a result of their respective operations. In order to efficiently fund and operate their respective businesses and minimize the number of Borrowings which they will make under this Credit Agreement and thereby reduce the administrative costs and record keeping required in connection therewith, including the necessity to enter into and maintain separately identified and monitored borrowing facilities, the Borrowers have requested, and the Agent and the Lenders have agreed that, subject to
     SECTION 11.16, (i) all Revolving Loans will be advanced to and for the account of the Borrowers on a joint and several basis to the Disbursement Account and (ii) all Letters of Credit will be issued pursuant to an application therefor executed by the Funds Administrator on behalf and for the account of the Borrower or Borrowers specified by the Funds Administrator in such application. Each of the Borrowers hereby acknowledges that it will be receiving a direct benefit from each Revolving Loan made and each Letter of Credit issued pursuant to this Credit Agreement.

          (b) In order to track more precisely the respective recipients of the proceeds of each Revolving Loan and the Borrower receiving the primary benefit from the issuance of each Letter of Credit, and to assist the Funds Administrator, the Borrowers, the Agent and the Lenders in administering the Revolving Loans and the Letters of Credit, each of the Borrowers has agreed with the Agent and the Lenders to cause the Funds Administrator to establish and maintain, and the Funds Administrator hereby agrees to establish and maintain, accounts with respect to each Borrower (each Borrower's "ALLOCATION ACCOUNT") in which the Funds Administrator shall record its good faith allocation to each of the Borrowers of (w) the proceeds, if any, of each Revolving Loan received by or for the account of such Borrower, (x) payments made to the Agent on account of the Post-Petition Obligations of such Borrower, (y) the aggregate face amount of all outstanding Letters of Credit covering goods which such Borrower will receive and (z) all previously unallocated Expenses.

                         ARTICLE 3. LETTERS OF CREDIT.

     3.1  LETTERS OF CREDIT.

          (a) Subject to and upon the terms and conditions set forth herein, and in the Interim Financing Order the and Final Financing Order, respectively, the Funds Administrator may, for and on behalf of any Borrower, at any time and from time to time on and after the Closing Date, request the Agent either to (i) direct an Issuing Bank to issue for the account of Borrowers and for the benefit of (A) any holder (or any trustee, agent or other similar representative for any such holders) of LC Supportable Obligations of any Borrower, an irrevocable standby letter of credit, in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank, and (B) sellers of goods to any Borrower, an irrevocable trade letter of credit, or (ii) approve the issuance by an Issuing Bank of an irrevocable trade letter of credit upon application made by any Borrower directly to such Issuing Bank pursuant to an application procedure previously approved by the Agent, in each case in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank. All Letters of Credit shall be denominated in Dollars and shall be issued on a sight basis only. Notwithstanding any thing to the contrary contained in this Credit Agreement or any of the other Credit Documents, all Pre-Petition Letters of Credit shall for all purposes constitute and be deemed and construed to be Letters of Credit issued under this Credit Agreement.

          (b) Subject to and upon the terms and conditions set forth herein, the Agent agrees that it will, at any time and from time to time on and after the Closing Date, following its receipt of the respective Letter of Credit Request, direct the applicable Issuing Bank to issue or to approve the issuance for the account of Borrowers, one or more Letters of Credit as are permitted to remain outstanding hereunder without giving rise to a Default or an Event of Default, PROVIDED, that the Agent shall not be under any obligation to direct any Issuing Bank to issue any Letter of Credit if at the time of such issuance any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any Requirement of Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect with respect to such Issuing Bank on the date hereof, or any unreimbursed loss, cost or expense which was not applicable or in effect with respect to such Issuing Bank as of the date hereof and which such Issuing Bank reasonably and in good faith deems material to it. The transmittal by any Borrower or Borrowers of any Letter of Credit Request shall be deemed to be a representation and warranty made by all Borrowers, both at the time of such transmittal and at the time of the issuance of the requested Letter of Credit, that the Letter of Credit may be issued in accordance with and will not violate any of the requirements of this Credit Agreement, including, without limitation, this ARTICLE 3.

     3.2  MAXIMUM LETTER OF CREDIT OBLIGATIONS; FINAL MATURITIES.

     Notwithstanding anything to the contrary contained in this Credit Agreement, (a) no Letter of Credit shall be issued if (x) the Stated Amount thereof, when added to the Letter of Credit Obligations outstanding at such time, would exceed $10,000,000, or (y) after giving effect to such issuance, the sum of the Revolving Loans PLUS the Letter of Credit Obligations, in each case outstanding at such time would exceed the lesser at such time of (I) the Line of Credit and (II) the Borrowing Base; and (b) each Letter of Credit shall by its terms terminate on or before (x) in the case of standby Letters of Credit, the date which occurs 12 months after the date of the issuance thereof (although any such standby Letter of Credit may be extendible for successive periods of up to 12 months on terms acceptable to the Agent and the Issuing Bank), and (y) in the case of trade Letters of Credit, on or before the date which occurs 120 days after the date of issuance thereof.

     3.3  LETTER OF CREDIT REQUESTS.

          (a) Whenever the Funds Administrator, for and on behalf of any Borrower, desires the Agent to direct or approve the issuance of a Letter of Credit for its account (or to amend or modify any existing Letter of Credit), the Funds Administrator shall give the Agent at least five Business Days' (or such shorter period as is acceptable to the Agent) written notice thereof (including by way of facsimile). Each such notice shall be given to Agent in the form of EXHIBIT C hereto (each a "LETTER OF CREDIT REQUEST").

          (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by Borrowers to Agent and the Lenders that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, this Credit Agreement, including, without limitation, this ARTICLE 3. Upon receipt by the Agent of a Letter of Credit Request, then the Agent shall, subject to the terms and conditions of this Credit Agreement, either direct an Issuing Bank to issue (or amend or modify, as the case may be), or, approve the issuance of, the requested Letter of Credit for the account of Borrowers in accordance with such Issuing Bank's usual and customary practices. Upon the issuance or modification of, or amendment to, any standby Letter of Credit, the Issuing Bank shall promptly provide written confirmation of such issuance, amendment or modification, as the case may be, to the Funds Administrator and the Agent, and such notice shall be accompanied by a copy of such issuance, modification or amendment, as the case may be. Upon receipt of such notice, the Agent shall promptly provide written notice to the LC Participants of such issuance, modification or amendment, and if requested, the Agent shall provide such LC Participant, with copies of any such issuance, modification or amendment. With regard to trade Letters of Credit, the Issuing Bank shall, on the first Business Day of each week, provide the Agent with a report, by facsimile transmission, of the daily aggregate outstanding trade Letters of Credit during the previous week. Upon receipt of such report, the Agent shall provide the LC Participants with the contents of such report. Notwithstanding anything to the contrary contained in this Credit Agreement, in the event that any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue any Letter of Credit unless such Issuing Bank has entered into arrangements satisfactory to it and the Borrowers to eliminate such Issuing Bank's risk with respect to the participation in Letters of Credit by such Defaulting Lender, including by cash collateralizing such Defaulting Lender's Proportionate Share of the Letter of Credit Outstandings.

     3.4  LETTER OF CREDIT PARTICIPATIONS.

          (a) Immediately upon the issuance by an Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each Lender (other than such Issuing Bank in its capacity (if any) as a Lender) and each such Lender (in its capacity under this SECTION 3.4, an "LC PARTICIPANT"), shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such LC Participant's Proportionate Share, in such Letter of Credit, each Drawing or payment made thereunder and the joint and several obligations of the respective Borrowers under this Credit Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Commitments or Proportionate Shares of the respective Lenders pursuant to the terms of this Credit Agreement, it is hereby agreed that, with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations pursuant to this SECTION 3.4 to reflect the new Proportionate Shares of the assignor and assignee Lender, as the case may be.

          (b) In determining whether to pay under any Letter of Credit, no Issuing Bank shall have any obligation relative to the Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by an Issuing Bank under or in connection with any Letter of Credit issued by it shall not create for such Issuing Bank any resulting liability to any Borrower, any other Credit Party, any Lender or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

          (c) In the event that any Issuing Bank makes any payment under any Letter of Credit issued by it and Borrowers shall not have reimbursed such amount in full to such Issuing Bank pursuant to SECTION 3.5(a), such Issuing Bank shall promptly notify the Agent, which shall promptly notify each LC Participant of such failure, and each LC Participant shall promptly and unconditionally pay to the Issuing Bank the amount of such LC Participant's Proportionate Share of such unreimbursed payment in Dollars and in same day funds. If the Agent so notifies, prior to 12:00 Noon (New York time) on any Business Day, any LC Participant required to fund a payment under a Letter of Credit, such LC Participant shall make available to such Issuing Bank in Dollars such LC Participant's Proportionate Share of the amount of such payment on such Business Day in same day funds. If and to the extent such LC Participant shall not have so made its Proportionate Share of the amount of such payment available to the Issuing Bank, such LC Participant agrees to pay to such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Issuing Bank at the overnight Federal Funds Rate for the first 3 days and at the interest rate applicable to Revolving Loans for each day thereafter. The failure of any LC

     Participant to make available to an Issuing Bank its Proportionate Share of any payment under any Letter of Credit shall not relieve any other LC Participant of its obligation hereunder to make available to the Issuing Bank its Proportionate Share of any payment under any Letter of Credit on the date required, as specified above, but no LC Participant shall be responsible for the failure of any other LC Participant to make available to an Issuing Bank such other LC Participant's Proportionate Share of any such payment.

          (d) Whenever an Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the LC Participants pursuant to CLAUSE (c) above, the Issuing Bank shall pay to each such LC Participant which has paid its Proportionate Share thereof, in Dollars and in same day funds, an amount equal to such LC Participant's share (based upon the proportionate aggregate amount originally funded by such LC Participant to the aggregate amount funded by all LC Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

          (e) Upon the request of any LC Participant, each Issuing Bank shall furnish to such LC Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such LC Participant.

          (f) The obligations of the LC Participants to make payments to any Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Credit Agreement under all circumstances, including, without limitation, any of the following circumstances:

              (i) any lack of validity or enforceability of this Credit Agreement or any of the other Credit Documents;

              (ii) the existence of any claim, setoff, defense or other right which any Credit Party or any Subsidiary of any Credit Party may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any LC Participant, or any other Person, whether in connection with this Credit Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Credit Party or any Subsidiary of any Credit Party and the beneficiary named in any such Letter of Credit);

              (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

              (iv) surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

              (v)   the occurrence of any Default or Event of Default.

     3.5  AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS.

          (a) Borrowers jointly and severally agree to reimburse each Issuing Bank, by making payment to the Agent in immediately available funds, for any payment or disbursement made by such Issuing Bank under any Letter of Credit issued by it, not later than one Business Day following receipt by the Funds Administrator of notice of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 12:00 Noon on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank was reimbursed by Borrowers therefor at a rate per annum equal to the Prime Lending Rate in effect from time to time PLUS one and one-half percent (1.50%); PROVIDED, that, to the extent such amounts are not reimbursed prior to 12:00 Noon on the third Business Day following the receipt by the Funds Administrator of notice of such payment or disbursement or following the occurrence and during the continuance of a Default or an Event of Default, interest shall thereafter accrue on the amounts so paid or disbursed by the Issuing Bank (and until reimbursed by Borrowers) at a rate per annum equal to the Prime Lending Rate in effect from time to time PLUS one and one-half percent (1.50%) PLUS two percent (2.00%), with such interest to be payable on demand. The Issuing Bank shall give the Funds Administrator prompt written notice of each Drawing under any Letter of Credit issued by it, PROVIDED, that the failure to give any such notice shall in no way affect, impair or diminish any Borrower's obligations hereunder.

          (b) The joint and several obligations of the Borrowers under this
     SECTION 3.5 to reimburse the Issuing Bank with respect to drawings under Letters of Credit issued by it (each a "DRAWING") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which any Borrower or any Subsidiary of any Borrower may have or have had against any Lender (including in its capacity as an Issuing Bank or as a LC Participant), including, without limitation, any defense based upon the failure of any Drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; PROVIDED, that Borrower shall not be obligated to reimburse any Issuing Bank for any wrongful payment made by such Issuing Bank under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Bank (as determined by a court of competent jurisdiction in a final and non-appealable decision).

     3.6  INCREASED COSTS.

     If at any time after the Closing Date, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Issuing Bank or any LC Participant with any request or directive by any such Governmental Authority (whether or not having the force of law), shall either
(i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by such Issuing Bank or participated in by such LC Participant, or (ii) impose on such Issuing Bank or such LC Participant any other conditions relating, directly or indirectly, to this Credit Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to such Issuing Bank or such LC Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by such Issuing Bank or such LC Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Bank or such LC Participant pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), then, upon the delivery at any time within 180 days after the date on which an officer of the Issuing Bank or LC Participant, as the case may be, responsible for overseeing this Credit Agreement knows or has reason to know of its right to additional compensation under this SECTION 3.6, of the certificate referred to below to the Funds Administrator by such Issuing Bank or such LC Participant, as the case may be (a copy of which certificate shall be sent by such Issuing Bank or such LC Participant to the Agent), Borrowers jointly and severally agree to pay to such Issuing Bank or such LC Participant such additional amount or amounts as will compensate such Issuing Bank or such LC Participant for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital; PROVIDED, HOWEVER, that if the Agent or any such Lender or Funding Bank, as the case may be, fails to deliver such demand within such 180-day period, such entity shall only be entitled to additional compensation for any such costs incurred from and after the date that is 180 days prior to the date the Borrowers received such demand. Any Issuing Bank or any LC Participant, upon determining that any additional amounts will be payable pursuant to this SECTION 3.6, will give prompt written notice thereof to the Funds Administrator, which notice shall include a certificate submitted to the Funds Administrator by the Issuing Bank or such LC Participant (a copy of which certificate shall be sent by such Issuing Bank or such LC Participant to the Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Bank or such LC Participant. Any certificate required to be delivered pursuant to this SECTION 3.6 shall, absent demonstrable error, be final and conclusive and binding on Borrowers.

                     ARTICLE 4. COMPENSATION, REPAYMENT AND
                            REDUCTION OF COMMITMENTS.

     4.1  INTEREST ON REVOLVING LOANS.

     Interest on the unpaid principal amount of the Revolving Loans shall be payable monthly in arrears on the first Business Day of each month, at an interest rate per annum equal to the Prime Lending Rate PLUS one and one-half percent (1.50%), calculated on the unpaid principal amount of Revolving Loans at the close of business each day during the immediately preceding month, such rate to change each day the Prime Lending Rate changes; PROVIDED, that, notwithstanding the foregoing, so long as an Event of Default shall not have occurred and be continuing, if any LIBOR Rate Loan (as such term is defined in the Pre-Petition Credit Agreement) is outstanding on the Petition Date, interest shall be payable on a portion of the unpaid principal amount of the Revolving Loans equal to the principal amount of such LIBOR Rate Loan for the remainder of the Interest Period (as defined in the Pre-Petition Credit Agreement) in effect with respect to such LIBOR Rate Loan at an interest rate per annum equal to the LIBOR Rate (as such term is defined in the Pre-Petition Credit Agreement) applicable to such LIBOR Rate Loan PLUS three percent (3.0%).

     4.2  UNUSED LINE FEE.

     The Borrowers shall pay to the Agent, for the ratable benefit of the Lenders, a non-refundable fee (the "UNUSED LINE FEE") equal to three-eighths of one percent (0.375%) per annum of the unused portion of the Line of Credit (with any outstanding Letters of Credit constituting usage of the Line of Credit). The Unused Line Fee shall accrue daily from the Closing Date until the Expiration Date, and shall be due and payable monthly in arrears, on the first Business Day of each month and on the Expiration Date.

     4.3  LETTER OF CREDIT FEES.

          (a) The Agent, for the ratable benefit of the LC Participants, shall be entitled to charge to the account of the Borrowers on the first Business Day of each month, a fee (the "LETTER OF CREDIT FEE"), in an amount equal to one and three-quarters percent (1.75%) per annum of the daily aggregate Stated Amount of Letters of Credit outstanding during the immediately preceding month. In addition, the Agent shall be entitled to charge to the account of the Borrowers on the first Business Day of each month, for the account of the Agent, a fee (the "L/C FACING FEE") in an amount equal to one-half percent (0.5%) per annum (or a minimum of US$500.00 per year per Letter of Credit) of the daily aggregate Stated Amount of Letters of Credit outstanding during the immediately preceding month.

          (b) In addition to the above described fees, the Borrowers agree to pay to the Issuing Bank such bank's charges, fees, costs and expenses in connection with the issuance, transfer, amendment and payment of any Letter of Credit (the "ISSUING BANK FEES"). Issuing Bank shall be entitled to request the Agent to charge the account of the Borrowers for Issuing Bank Fees. Such charges, fees, costs and expenses shall be payable as and when incurred by the Issuing Bank. Each determination by the Agent or the Issuing Bank, as the case may be, of the Letter of Credit Fees, LC Facing Fees, Issuing Bank Fees and other fees, costs and expenses charged under this Section shall be conclusive and binding for all purposes, absent demonstrable error.

     4.4  INTEREST AND LETTER OF CREDIT FEES AFTER EVENT OF DEFAULT.

     From the date of occurrence of an Event of Default (after giving effect to any applicable grace period) until the earlier of the date upon which (i) all Post-Petition Obligations shall have been paid and satisfied in full or (ii) such Event of Default shall have been cured or waived, interest on the Revolving Loans and Letter of Credit Fees on Letter of Credit Obligations shall each be payable on demand at a rate per annum equal to, with respect to the Revolving Loans, the rate in effect under SECTION 4.1, PLUS two percent (2%), and with respect to the Letter of Credit Obligations, the rate at which Letter of Credit Fees are charged pursuant to the first sentence of SECTION 4.3(a), PLUS two percent (2%).

     4.5  COLLATERAL MONITORING FEE.

     On April 1, 2001 and the first day of each calendar month ending thereafter, the Borrowers shall pay to the Agent, for its own account, a non-refundable monthly collateral monitoring fee (the "COLLATERAL MONITORING Fee") in the amount of $15,000.

     4.6  CLOSING FEE.

     The Borrowers shall pay to the Agent on the Closing Date for the ratable benefit of the Lenders a non-refundable closing fee (the "CLOSING FEE") in the amount of $1,000,000.

     4.7  EXPENSES.

     The Borrowers shall reimburse the Expenses of the Agent or any Lender, as the case may be, promptly upon demand.

     4.8  MANDATORY PAYMENT OF REVOLVING LOANS; REDUCTIONS OF COMMITMENTS.

          (a) Except during the period described in SECTION 2.2(b)(ii), the aggregate outstanding principal amount of Revolving Loans PLUS Letter of Credit Obligations at any time in excess of the lesser at such time of (i) the Line of Credit and (ii) the Borrowing Base, shall be immediately due and payable without the necessity of any demand.

          (b) On the Expiration Date, the Commitment of each Lender shall automatically reduce to zero (-0-).

          (c) The Borrowers may reduce or terminate the Line of Credit in whole, or in part at any time and from time to time; PROVIDED, that each such reduction must be in an amount not less than $5,000,000 (and in increments of $1,000,000 in excess thereof). Once reduced, no portion of the Line of Credit may be reinstated. If the Borrowers seek to reduce the Line of Credit to less than $25,000,000, then the Line of Credit shall be automatically and permanently reduced to zero ($0).

     4.9  MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF ACCOUNT.

     The Agent shall maintain an account on its books in the name of the Borrowers (the "LOAN ACCOUNT") in which the Borrowers will be charged with all loans and advances made by the Lenders to the Borrowers or for the account of the Borrowers, including the Revolving Loans and all Letter of Credit Obligations, the Fees, the Expenses and any other Post-Petition Obligations, as and when such payments become due. The Loan Account will be credited with all payments received by the Agent from the Borrowers or for the account of the Borrowers, including all amounts received in the BT Account from the Collection Banks. After the end of each month, the Agent shall send the Funds Administrator a monthly statement accounting for the charges, loans, advances and other transactions occurring among and between the Agent, the Lenders and the Borrowers during that month, PROVIDED, that the failure of the Agent to send such statement to the Funds Administrator shall not relieve the Borrowers of any Post-Petition

Obligations. Absent demonstrable error, each monthly statement shall be an account stated and shall be final, conclusive and binding on the Borrowers.

     4.10 PAYMENT PROCEDURES.

     Payments of Fees, principal of and interest on the Revolving Loans and Expenses payable to the Agent or any Lender shall be made in each case not later than 2:00 P.M. Chicago time on the day when due, in immediately available dollars, to the offices of the Agent, at the address set forth in SECTION 11.7, or as the Agent may otherwise direct the Funds Administrator. The Borrowers hereby authorize the Agent to charge the Loan Account with the amount of all payments to be made hereunder and under the other Credit Documents, including all Fees and Expenses, as and when such payments become due. The joint and several obligations of the Borrowers to the Lenders with respect to such payments shall be discharged by making such payments to the Agent pursuant to this Section or by the charging of the Loan Account by the Agent.

     4.11 COLLECTION OF ACCOUNTS.

     Until instructed otherwise by the Agent, each Borrower shall be entitled to receive Collections directly from account debtors in accordance with its historical practices. On or prior to the Closing Date, each Borrower, the Agent and financial institutions selected by such Borrower and reasonably acceptable to the Agent (the "COLLECTION BANKS") shall enter into agreements in form and substance satisfactory to Agent (the "DEPOSITARY ACCOUNT AGREEMENTS"), which among other things shall provide for the opening of an account for the deposit of Collections (a "COLLECTION ACCOUNT") at a Collection Bank. All Collections and other amounts received by each Borrower from any account debtor, in addition to all other cash received in respect of any other Collateral, shall upon receipt be deposited into a Collection Account. Termination of such arrangements shall also be subject to approval by the Agent. Upon the terms and subject to the conditions set forth in the Depositary Account Agreements, all available amounts held in each Collection Account shall be wired each Business Day into an account (the "BT ACCOUNT") maintained by the Agent at BTCo. Amounts received in the BT Account from the Collection Banks shall be credited to the Loan Account and distributed and applied as set forth in SECTION 4.12.

     4.12 DISTRIBUTION AND APPLICATION OF COLLECTIONS AND OTHER AMOUNTS.

     All Collections received by the Agent, and all other amounts received by the Borrowers and delivered to the Agent, shall be credited to the Loan Account; PROVIDED, that if an Event of Default has occurred and is continuing, all Collections and other amounts received by Agent shall be distributed and applied in the following order: FIRST, to the payment of any Fees, Expenses or other Post-Petition Obligations due and payable to the Agent under any of the Credit Documents, including Agent Advances and any other amounts advanced by the Agent on behalf of the Lenders; SECOND, to the payment of any Fees, Expenses or other Post-Petition Obligations due and payable to any Issuing Bank under any of the Credit Documents; THIRD, to the ratable payment of any Fees, Expenses or other Post-Petition Obligations due and payable to the Lenders under any of the Credit Documents other than those Post-Petition Obligations specifically referred to in this Section; FOURTH, to the ratable payment of interest due on the Revolving Loans; and, FIFTH, to the ratable payment of principal due on the Revolving Loans.

     4.13 CALCULATIONS.

     All calculations of (i) interest hereunder and (ii) Fees, including, without limitation, Unused Line Fees and Letter of Credit Fees, shall be made by the Agent, on the basis of a year of 360 days, or, if such computation would cause the interest and fees chargeable hereunder to exceed the Highest Lawful Rate, 365/366 days, in each case for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Each determination by the Agent of an interest rate, Fee or other payment hereunder shall be conclusive and binding for all purposes, absent demonstrable error.

     4.14 INDEMNIFICATION IN CERTAIN EVENTS.

          (a) INCREASED COSTS. If after the Closing Date, either (i) any change in or in the interpretation of any law or regulation is introduced, including, without limitation, with respect to reserve requirements applicable to the Agent, to any of the Lenders, BTCo, Deutsche Bank, AG or any other affiliated banking or financial institution from whom any of the Lenders borrows funds or obtains credit (a "FUNDING BANK"), or (ii) the Agent, a Funding Bank or any of the Lenders complies with any future guideline or request from any central bank or other Governmental Authority proposed or promulgated after the date of the Agreement or (iii) the Agent, a Funding Bank or any of the Lenders reasonably determines that the adoption of any applicable law, rule or regulation regarding capital adequacy or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof announced after the date of this Credit Agreement has or would have the effect described below, or the Agent, a Funding Bank or any of the Lenders complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency announced after the date of this Credit Agreement and in the case of any event set forth in this clause (iii), such adoption, change or compliance has or would have the effect of reducing the rate of return on any of such Person's capital as a consequence of its obligations hereunder to a level below that which such Person could have achieved but for such adoption, change or compliance (taking into consideration such Person's policies with respect to capital adequacy) by an amount reasonably deemed by such Person to be material, and any of the foregoing events described in CLAUSES (i), (ii) OR (iii) increases the cost to the Agent, or any of the Lenders of (A) funding or maintaining any Commitment or (B) issuing, causing the issuance of making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or reduces the amount receivable in respect thereof by the Agent or any Lender, then the Borrowers shall upon demand by the Agent at any time within 180 days after the date on which an officer of the Agent, such Funding Bank or such Lender, as the case may be, responsible for overseeing this Credit Agreement knows or has reason to know of its right to additional compensation under this SECTION 4.14(a), pay to the Agent, for the account of such Lender or, as applicable, the Agent or a Funding Bank, additional amounts sufficient to reimburse the Agent, such Funding Bank and such Lender against such increase in cost or reduction in amount receivable; PROVIDED, HOWEVER, that if the Agent or any such Lender or Funding Bank, as the case may be, fails to deliver such demand within such 180-day period, such entity shall only be entitled to additional compensation for any such costs incurred from and after the date that is 180 days prior to the date the Borrowers received such demand; and PROVIDED FURTHER, HOWEVER, that before making any such demand, the Agent and each Lender agree to use reasonable efforts (consistent with such Person's internal policy and legal and regulatory restrictions) to mitigate or avoid such increased costs, including, without limitation, designating a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and so long as such efforts would not, in the reasonable judgment of such Person, be otherwise disadvantageous to such Person. A certificate as to the amount of such increased cost, and setting forth in reasonable detail the calculation thereof, shall be submitted to the Funds Administrator by the Agent, or the applicable Lender or Funding Bank, and shall be conclusive absent demonstrable error.

          (b) Each Lender will promptly notify the Agent, and the Agent will promptly notify the Funds Administrator, of any event of which it has knowledge that would entitle such entity to additional compensation under this SECTION 4.14. Neither the Agent nor any Lender shall request any additional compensation under this SECTION 4.14 unless it is generally making similar requests of other borrowers similarly situated, and the Agent and each Lender agrees to use a reasonable basis for calculating amounts allocable to its commitment to lend or its Loans and Letter of Credit Obligations, if any, hereunder.

     4.15 SUBSTITUTION OF LENDERS.

     In the event the Borrowers become obligated to pay additional amounts to any Lender pursuant to SECTION 4.14, or any Lender is a Defaulting Lender, the Funds Administrator may designate another Lender (with such other Lender's consent) reasonably acceptable to the Agent (such other Lender herein called a "REPLACEMENT LENDER") to purchase the Loans and other Post-Petition Obligations of such Lender and such Lender's rights hereunder, without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans owing to such Lender PLUS any accrued but unpaid interest on such Loans and other Post-Petition Obligations and accrued but unpaid Unused Line Fees in respect of such Lender's Commitment and any other amounts payable to such Lender under this Credit Agreement, and to assume all the obligations of such Lender hereunder and, upon such purchase, such Lender shall on longer be a party hereto or have any rights hereunder (other than indemnities and other similar rights applicable to such Lender prior to the date of such assignment and assumption) and shall be relieved from all obligations to the Borrowers hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder.

                        ARTICLE 5. CONDITIONS PRECEDENT.

     5.1  CONDITIONS PRECEDENT TO INITIAL REVOLVING LOAN AND LETTER OF CREDIT.

     The obligation of each Lender to fund its Proportionate Share of the initial Borrowing (or, if it shall occur earlier, the obligation of the Agent to cause the issuance by the Issuing Bank of the initial Letter of Credit and of each Lender to purchase a participation therein) is in each case subject to the satisfaction or waiver of the following conditions precedent:

          (a) CLOSING DOCUMENTS. The Agent and the Lenders shall have received each of the agreements, opinions, reports, approvals, consents, certificates and other documents set forth on the List of Closing Documents attached hereto as SCHEDULE A (the "CLOSING DOCUMENT LIST").

          (b) FEES AND EXPENSES. All Fees and Expenses payable by the Borrowers hereunder on or before the Closing Date shall have been paid in full.

          (c) INTERIM FINANCING ORDER. The Bankruptcy Court shall have entered the Interim Financing Order in form and substance satisfactory to the Agent. The Interim Financing Order shall be in full force and effect and shall not have been vacated, reversed, modified or stayed in any respect and, if such order is the subject of any pending appeal, no performance of any obligation of any party hereto shall have been stayed pending such appeal. To the extent permitted by the Interim Financing Order, all Pre-Petition Obligations under the Pre-Petition Credit Facility (other than obligations in respect of Letters of Credit outstanding thereunder) shall have been (or concurrently with the initial advance under the Post-Petition Credit Facility shall be) repaid and the commitments thereunder shall have been terminated and (ii) all Letter of Credit Obligations outstanding under the Pre-Petition Credit Facility shall have been assumed by the Post-Petition Borrowers on a joint and several basis;

          (d) OTHER DOCUMENTS. Borrowers shall have delivered or caused to be delivered to the Agent, in each case in form and substance satisfactory to Agent, (i) all information required pursuant to SECTION 7.2 and (ii) such other business and/or financial and data and other information as the Agent shall reasonably request.

          (e) OFFICER'S CERTIFICATE. The Agent shall have received a certificate dated the Closing Date signed on behalf of the Funds Administrator and each of the Borrowers by a Responsible Officer of the Funds Administrator stating that all of the conditions set forth in SECTIONS 5.2(a) and (b) have been satisfied on and as of such date.

     5.2  CONDITIONS PRECEDENT TO ALL REVOLVING LOANS AND LETTERS OF CREDIT.

     The obligation of each Lender to fund its Proportionate Share of any requested Revolving Loan (or of the Agent to cause the Issuing Bank to issue any requested Letter of Credit and of each LC Participant to purchase a participation therein) is in each case subject to the satisfaction of the conditions precedent set forth below. Each Notice of Borrowing, each Letter of Credit

Request and each issuance by any Borrower of a check drawn against, or request for transfer from, the Disbursement Account shall constitute a representation and warranty to the Agent and each Lender by the Borrowers that such conditions are satisfied.

          (a) All representations and warranties contained in this Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of such Notice of Borrowing, Letter of Credit Request, or issuance of a check drawn against, or request for transfer from, the Disbursement Account both before and after giving effect thereto and to the application of the proceeds thereof, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date); and

          (b) No Default or Event of Default shall have occurred or could reasonably be expected to result from the making of the requested Revolving Loan or the issuance of the requested Letter of Credit.

                   ARTICLE 6. REPRESENTATIONS AND WARRANTIES.

     To induce the Agent and the Lenders to enter into this Credit Agreement and to induce the Lenders to make the Loans and other financial accommodations described herein, each of the Borrowers hereby represents and warrants to the Agent and the Lenders that the representations and warranties contained in this
ARTICLE 6 are true and correct. Such representations and warranties, and all other representations and warranties made by the Borrowers in any other Credit Documents, shall survive the execution and delivery of this Credit Agreement and such other Credit Documents.

     6.1  ORGANIZATION AND QUALIFICATION.

     Each Credit Party and each Subsidiary of each Credit Party (i) are corporations, limited partnerships or limited liability companies, as the case may be, duly organized, validly existing and in good standing under the laws of the respective states or other jurisdictions of their formation, (ii) have the power and authority to own their respective properties and assets and to transact their respective businesses in which they presently are, or propose to be, engaged and (iii) are duly qualified and are authorized to do business and are in good standing in each of the respective jurisdictions where they presently are, or propose to be, engaged in business, in each case, except where any failures to do so could not reasonably be expected singly or in the aggregate to have a Material Adverse Effect. SCHEDULE B, PART 6.1 lists all jurisdictions in which each Credit Party and each Subsidiary of each Credit Party are qualified to do business as foreign corporations, limited partnerships or limited liability companies, as the case may be.

     6.2  AUTHORITY.

     The execution, delivery and performance by each Borrower of the Interim Financing Order, the Final Financing Order, each of the Credit Documents and all instruments and documents to be delivered by such Borrower, to the extent it is party thereto: (i) are within such Borrower's corporate, limited liability company of partnership power, as the case may be; (ii) have been duly authorized by all necessary or proper corporate, limited liability company or partnership action, as the case may be, and by the Closing Date will be authorized by the Interim Financing Order pursuant to sections 363 and 364 of the Bankruptcy Code; (iii) are not in contravention of any provision of such Borrower's Governing Documents; (iv) will not, upon the entry of the Interim Financing Order or the Final Financing Order, as the case may be, by the Bankruptcy Court, violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Borrower is a party or by which such Borrower or any of its property is bound the effect of which conflict, breach, termination, default or acceleration will not be subject to the automatic stay pursuant to section 362 of the Bankruptcy Code upon the entry of the Interim Financing Order by the Bankruptcy Court; (vi) will not result in the creation or imposition of any Lien upon any of the property of such Borrower (other than Permitted Liens); and (vii) do not require the consent or approval of any governmental body, agency, authority or any other Person other than the entry by the Bankruptcy Court of the Interim Financing Order, which by the Closing Date will be in full force and effect, and the Final Financing Order. Each of the Credit Documents to which a Borrower is a party has been duly executed and delivered for the benefit of or on behalf of such Borrower.

     6.3  ENFORCEABILITY.

     Upon the entry of the Interim Financing Order or the Final Financing Order, as applicable, this Credit Agreement and each of the other Credit Documents are the legal, valid and binding obligations of each Credit Party and each Subsidiary of each Credit Party which are parties thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (ii) general principles of equity.

     6.4  [THIS PROVISION INTENTIONALLY LEFT BLANK].

     6.5  CONSENTS AND FILINGS.

     No consent, authorization, permit or filing is required in connection with the execution, delivery and performance of this Credit Agreement or any other Credit Document by any Credit Party or any Subsidiary of any Credit Party which are parties thereto, or in connection with the continuing operations of such Persons, except (i) those that have been obtained or made, including, without limitation, the Interim Financing Order or the Final Financing Order, as applicable, and (ii) filings necessary to create, perfect or retain the perfection of Liens against the Collateral.

     6.6  GOVERNMENT REGULATION.

     No Borrower nor any Subsidiary of any Borrower is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940, the Federal Power Act or any other similar Requirement of Law that limits the respective abilities of such Persons to incur indebtedness or consummate the transactions contemplated in this Credit Agreement and the other Credit Documents.

     6.7  RIGHTS IN COLLATERAL; PRIORITY OF LIENS.

     All property constituting Collateral is owned or leased by the respective Borrowers. Upon entry of the Interim Financing Order or Final Financing Order, as applicable, the Liens granted pursuant thereto shall constitute valid and enforceable perfected Liens on all Collateral (including, without limitation all of the Borrowers' respective interests in and to real property), with the priority set forth therein.

     6.8  FINANCIAL DATA.

          (a) The Borrowers have provided or caused to be provided to the Agent and each of the Lenders complete and accurate copies of the following Financial Statements: (i) audited Financial Statements as of March 31, 2000 and (ii) unaudited Financial Statements as of September 30, 2000. All such Financial Statements have been prepared in accordance with GAAP consistently applied throughout the periods involved and fairly present the respective consolidated financial positions, results of operations and cash flows of Persons indicated for each of the periods covered subject, in the case of interim Financial Statements, to normal year-end audit adjustments and the absence of footnotes.

          (b) The Consolidated Entity has no material Contingent Obligation (or any other material liability which was not incurred in the ordinary course of business) which is not reflected in such Financial Statements or the footnotes thereto (or Forms 10-K and 10-Q of which such Financial Statements form a part), or is not otherwise disclosed on SCHEDULE B, PART 6.8.

     6.9  LOCATIONS OF OFFICES, RECORDS AND INVENTORY.

          (a) The address of the principal place of business and, if there is more than one principal place of business, the chief executive office, of each Credit Party is set forth on SCHEDULE B, PART 6.9(a), as the same may be amended after the Closing Date in accordance with SECTION 11.11. The books and records of each Credit Party, and all its chattel paper, if any, and records of Accounts, are maintained exclusively at one or more of such locations.

          (b) There is no location in which any Borrower has any Collateral (except for vehicles and Inventory in transit) other than those locations identified on SCHEDULE B, PART 6.9(b), as the same may be amended after the Closing Date in accordance with SECTION 11.11. A complete list of the legal name and address of each warehouse at which Inventory of any Borrower is stored is set forth on SCHEDULE B, PART 6.9(b), as the same may be amended after the Closing Date in accordance with SECTION 11.11. None of the receipts received and to be received by any Borrower from any warehouseman state that the Inventory covered thereby is to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns, in each case other than such Borrower.

     6.10 SUBSIDIARIES; OWNERSHIP OF EQUITY.

     As of the Petition Date, (i) the only direct or indirect Subsidiaries of the respective Credit Parties are those listed on SCHEDULE B, PART 6.10, (ii) each Credit Party is the record and beneficial owner of all of the respective shares of capital stock, partnership interests or membership interests, as the case may be, of each of its Subsidiaries listed on SCHEDULE B, PART 6.10, (iii) there are no proxies, irrevocable or otherwise, with respect to such capital stock, partnership interests and membership interests, and no equity Securities of any of such Subsidiaries are or may become required to be issued by reason of any options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or Securities or rights convertible into or exchangeable for, shares of any capital stock, partnership interests or membership interests, as the case may be, of any such Subsidiary, and (iv) there are no contracts, commitments, understandings or arrangements by which any such Subsidiary is or may become bound to issue additional shares of its capital stock, partnership interests or membership interests, as the case may be, or Securities convertible into or exchangeable therefor. All of such shares, partnership interests and membership interests so owned by any Credit Party are owned by such Credit Party free and clear of any Liens other than Liens in favor of the Agent.

     6.11 NO JUDGMENTS OR LITIGATION.

     No judgments, orders, writs or decrees are outstanding against any Credit Party or any Subsidiary of any Credit Party, nor is there now pending or, to any Credit Party's knowledge, threatened, any litigation, contested claim, investigation, arbitration, or governmental proceeding by or against any Credit Party or any Subsidiary of any Credit Party other than (i) as of the Closing Date, as set forth on SCHEDULE B, PART 6.11, (ii) the Cases or (iii) with respect to matters arising after the Closing Date, that singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     6.12 NO DEFAULTS.

     Except as set forth on SCHEDULE B, PART 6.12, no Credit Party or any Subsidiary of any Credit Party is in default under any term of any other indenture, contract, lease, agreement, instrument or commitment to which any of them is a party or by which any of them is bound the default under which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect. No Credit Party knows of any disputes regarding any such indenture, contract, lease, agreement, instrument or other commitment which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.

     6.13 LABOR MATTERS.

     SCHEDULE B, PART 6.13 accurately sets forth all labor union contracts to which any Borrower or any Subsidiary of any Borrower is a party as of the Closing Date (including their date of expiration). There are no existing or, to the knowledge of any Borrower, threatened strikes, lockouts or other disputes relating to any collective bargaining or similar agreement to which any Borrower or any Subsidiary of any Borrower is a party that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.

     6.14 COMPLIANCE WITH LAW.

     No Credit Party nor any Subsidiary of any Credit Party has violated or failed to comply in any material respect with any Requirements of Law, the violation of or failure to comply with which could singly or in the aggregate reasonably be expected to have a Material Adverse Effect.

     6.15 ERISA.

     No Borrower and no Subsidiary of any Borrower and no ERISA Affiliate maintains or contributes to any Benefit Plan other than those listed on SCHEDULE B PART 6.15. Each Benefit Plan has been and is maintained and funded in all material respects in accordance with its terms and in compliance with all applicable provisions of ERISA and the Internal Revenue Code. Each Borrower, each Subsidiary of a Borrower and each ERISA Affiliate has fulfilled all contribution obligations for each Benefit Plan (including obligations related to the minimum funding standards of ERISA and the Internal Revenue Code). No Termination Events have occurred which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect. No Borrower, no Subsidiary of a Borrower and no ERISA Affiliate is required to provide security to any Benefit Plan under Section 401(a)(29) of the Internal Revenue Code.

     6.16 COMPLIANCE WITH ENVIRONMENTAL LAWS.

     Except for matters disclosed on SCHEDULE B, PART 6.16 and for matters arising after the Closing Date, in each case none of which matters could singly or in the aggregate reasonably be expected to have a Material Adverse Effect,
(i) the operations of each Borrower and each Subsidiary of each Borrower comply in all material respects with all applicable federal, state and local environmental, health and safety statutes, regulations, directions, ordinances, criteria and guidelines; (ii) no Borrower has received notice that any of the operations of such Borrower or any of its Subsidiaries is the subject of any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute, regulation, direction, ordinance, criteria or guideline; (iii) none of the operations of such Borrower or any of its Subsidiaries is the subject of any federal or state investigation evaluating whether such Borrower or any of its Subsidiaries disposed of any hazardous or toxic waste, substance or constituent or other substance at any site that may require remedial action, or any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent or other substance into the environment; (iv) no Borrower nor any Subsidiary of any Borrower has filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a hazardous or toxic waste, substance or constituent or reporting a spill or release of a hazardous or toxic waste, substance or constituent or other substance into the environment; and (v) no Borrower nor any Subsidiary of any Borrower has any contingent liability of which the Borrower has knowledge, or reasonably should have knowledge, in connection with any release or potential release of any hazardous or toxic waste, substance or constituent or other substance into the environment, nor has the Borrower or any of its Subsidiaries received any notice, letter or other indication of potential liability arising from the disposal of any hazardous or toxic waste, substance or constituent or other substance into the environment.

     6.17 INTELLECTUAL PROPERTY.

     Each Borrower and each Subsidiary of each Borrower possesses such assets, licenses, patents, patent applications, copyrights, service marks, trademarks and trade names as are necessary or advisable to continue to conduct their respective present and proposed business activities.

     6.18 LICENSES AND PERMITS.

     Each Borrower and each Subsidiary of each Borrower has obtained and holds in full force and effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary or advisable for the operation of its business as presently conducted and as proposed to be conducted, except for such licenses, permits, authorizations, qualifications, easements, rights of way and other rights the failure to obtain or hold in full force and effect could not reasonably be expected singly or in the aggregate to have a Material Adverse Effect.

     6.19 TAXES AND TAX RETURNS.

          (a) Except as set forth on SCHEDULE B, PART 6.19, all income tax returns required to be filed by each Credit Party and each Subsidiary of each Credit Party have been timely filed (or extensions obtained with respect thereto). The information filed is complete and accurate in all material respects.

          (b) All taxes, assessments, fees and other governmental charges for periods beginning prior to the date hereof (other than such taxes, assessments, fees and other governmental charges that are not yet due and payable and taxes, assessments, fees and charges being contested in good faith and for which adequate reserves have been made in accordance with
     GAAP) have been timely paid and no Credit Party nor any Subsidiary of any Credit Party has any material liability for taxes in excess of the amounts so paid or reserves so established.

          (c) Except as set forth on SCHEDULE B, PART 6.19, no Credit Party nor any Subsidiary of any Credit Party has any obligation under any written tax sharing agreement or agreement regarding payments in lieu of taxes.

     6.20 MATERIAL CONTRACTS.

     SCHEDULE B, PART 6.20, contains a true, correct and complete list of all the Material Contracts in effect on the Closing Date. Except as described on SCHEDULE B, PART 6.20, and, except to the extent that any such restrictions singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect, no Material Contract contains any burdensome restrictions on any Credit Party or any Subsidiary of any Credit Party or any of their respective properties that singly or in the aggregate could reasonably be expected to prevent such Credit Party or Subsidiary from conducting its business as conducted on the Closing Date. As of the Closing Date, all of the Material Contracts are in full force and effect, and no defaults currently exist thereunder by any Borrower or Subsidiary of a Borrower that is a party thereto (other than defaults that need not be cured under section 365(b)(2) of the Bankruptcy Code and payment defaults under the Senior Notes and Subordinated Notes (as such terms are defined in the Pre-Petition Credit Agreement)) or, to the knowledge of the Borrowers, any other party thereto.

     6.21 ACCURACY AND COMPLETENESS OF INFORMATION.

     All factual information (other than financial information or forecasts) furnished by or on behalf of any Credit Party or any Subsidiary of any Credit Party in writing to the Agent or any Lender for purposes of or in connection with this Credit Agreement or any Credit Documents or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects on the date as of which such information is dated or certified and, taken as a whole and in the context in which so furnished, is not incomplete by omitting to state any material fact necessary to make such information not misleading at such time.

     6.22 NO CHANGE.

     Since the Petition Date, no event has occurred which has had or could reasonably be expected to have a Material Adverse Effect.

     6.23 LOCKUP AGREEMENTS.

     The Borrowers have entered into an agreement (the "LOCKUP AGREEMENT") with certain holders of the Senior Notes and Subordinated Notes (as such terms are defined in the Pre-Petition Credit Agreement) and have delivered or caused to be delivered to the Agent prior to the date hereof a true, correct and complete copy thereof.

                       ARTICLE 7. AFFIRMATIVE COVENANTS.

     Until termination of this Credit Agreement and payment and satisfaction of all Post-Petition Obligations due hereunder:

     7.1  FINANCIAL REPORTING.

     The Borrowers shall timely deliver or cause to be timely delivered to the Agent the following information:

          (a) LETTER TO AUDITORS. No later than the date on which the Auditors commence work on the preparation of the annual audited Financial Statements, a copy of a letter delivered by MTLM to the Auditors notifying the Auditors that (x) such Financial Statements will be delivered by MTLM to the Agent (and thereafter by the Agent to each of the Lenders) under this Credit Agreement, (y) it is a primary intention of MTLM in engaging the Auditors' services in connection with its audit of the Financial Statements for such fiscal year, to satisfy the financial reporting requirements set forth herein and (z) stating that the Agent and each of the Lenders intend to rely thereon with respect to the transactions which are the subject of this Agreement.

          (b) ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 90 days after each fiscal year end: (i) the annual Financial Statements of the Consolidated

     Entity and of MTLM; (ii) a comparison in reasonable detail to the prior year Financial Statements; (iii) the Auditors' opinion (which shall be qualified only as to the ability of the respective Borrowers to operate as going concerns), "Management Letter" (if any) and statement indicating whether the Auditors have obtained knowledge of the existence of any Default or Event of Default during their audit; (iv) a narrative discussion of the consolidated financial condition and results of operations and the consolidated liquidity and capital resources of the Consolidated Entity for such fiscal year, prepared by the chief financial officer of MTLM; and (v) a compliance certificate substantially in the form of EXHIBIT D with an attached schedule of calculations demonstrating compliance with the financial covenants set forth in ARTICLE 8.

          (c) MONTHLY AND ANNUAL PROJECTIONS. Not later than 30 days prior to each fiscal year end, beginning with the fiscal year ended March 31, 2001, monthly projections of the financial condition and results of operations of the Consolidated Entity for the next succeeding year and annual projections for each succeeding fiscal year thereafter, through and including the fiscal year in which the Expiration Date will occur, in each case containing projected consolidating balance sheets, statements of operations, statements of cash flows and statements of changes in shareholders' equity.

          (d) QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 45 days after each end of each of the first three fiscal quarters: (i) Financial Statements of the Consolidated Entity and of MTLM as of the fiscal quarter then ended, and for the fiscal year to date; (ii) a comparison in reasonable detail to the Financial Statements for the corresponding periods of the prior fiscal year; (iii) the certification of the chief executive officer, chief financial officer or treasurer of MTLM that such Financial Statements have been prepared in accordance with GAAP (subject to year-end audit adjustments and the absence of footnotes); (iv) a narrative discussion of the consolidated financial condition and results of operations and the consolidated liquidity and capital resources of the Consolidated Entity for such fiscal quarter and fiscal year to date, prepared by the chief financial officer of MTLM; and (v) a compliance certificate substantially in the form of EXHIBIT D with an attached schedule of calculations demonstrating compliance with the financial covenants set forth in ARTICLE 8.

          (e) MONTHLY FINANCIAL STATEMENTS. As soon as available, but not later than (i) 45 days after the end of the month ended November 30, 2000 and
     (ii) 30 days after the end of each month ending thereafter (other than the last month in each fiscal quarter of the Consolidated Entity): (A) a balance sheet for the Consolidated Entity as at the end of such month and for the fiscal year to date and statements of operations and cash flows for such month and for the fiscal year to date; (B) a comparison to the balance sheet, statement of operations and statement of cash flows for the same periods in the prior year; (C) a certification by the chief executive officer, chief financial officer or treasurer or MTLM that such balance sheet, statement of operations and statement of cash flows have been prepared in accordance with GAAP (subject to year-end audit adjustments and the absence of footnotes); and (D) a compliance certificate substantially in the form of EXHIBIT D with an attached schedule of calculations demonstrating compliance with the financial covenants set forth in ARTICLE 8.

          (f) MONTHLY COMPARISON TO PRIOR PROJECTIONS. As soon as available, but not later than 30 days after the end of each month (other than the last month in each fiscal year of the Consolidated Entity), a comparison of actual results of operations, cash flows and capital expenditures for the Consolidated Entity for such month and for the period from the beginning of the current fiscal year through the end of such month with amounts previously projected for those periods (see SECTION 7.1(c)).

          (g) PUBLIC REPORTING. Promptly upon their becoming available, copies of all regular and periodic reports, proxy statements and other materials, if any, filed by any Borrower with the SEC, or with any national securities exchange, or distributed to the public stockholders of MTLM.

     7.2  COLLATERAL REPORTING.

     The Borrowers shall timely deliver or cause to be delivered to the Agent the following certificates and reports:

          (a) WEEKLY AND MONTHLY BORROWING BASE CERTIFICATES. Weekly, before 12:00 noon on the third Business Day of each week (except the last week of each month), monthly, within 5 Business Days after the last Business Day of each month, and at any other time reasonably requested by the Agent, a Borrowing Base Certificate, which shall be: (i) in form and substance satisfactory to the Agent, detailing the Eligible Accounts Receivable and Eligible Inventory, in each case of each of the Borrowers; and (ii) prepared by or under the supervision of the chief executive officer or chief financial officers of each Borrower and certified by such officer subject only to adjustment upon completion of the normal annual audit of physical inventory. Each Borrowing Base Certificate shall have attached to it such additional schedules and other information as the Agent may reasonably request, including, without limitation, an aging of Accounts.

          (b) APPRAISALS. When requested by the Agent, (i) so long as an Event of Default shall not have occurred and be continuing, not more than once in any fiscal year of the Funds Administrator and (ii) following the occurrence and during the continuance of an Event of Default, at any time, a report of Inventory of each Borrower, prepared on a test or cycle basis, which shall describe each Borrower's Inventory by category and by item (in reasonable detail) and report the then appraised value (at lower of cost or market) of such Inventory.

          (c) FURTHER ASSURANCES. When and as reasonably requested by the Agent, any further information regarding the Collateral, business affairs and financial condition of any Credit Party or any Subsidiary of any Credit Party.

     7.3  NOTIFICATION REQUIREMENTS.

     The Borrowers shall timely give to the Agent and each of the Lenders the following notices:

          (a) NOTICE OF DEFAULTS. Promptly, and in any event within 5 Business Days after becoming aware of the occurrence of a Default or Event of Default, a certificate of the chief executive officer or chief financial officer of the Funds Administrator specifying the nature thereof and the proposed response of the Credit Parties with respect thereto, each in reasonable detail.

          (b) PROCEEDINGS OR ADVERSE CHANGES. Promptly, and in any event within 5 Business Days after any Credit Party becomes aware of (i) any proceedings being instituted or threatened to be instituted by or against such Credit Party or any of its Subsidiaries in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign) which, if adversely determined, singly or in the aggregate could reasonably be expected to have a Material Adverse Effect,
     (ii) any order, judgment or decree in excess of $3,000,000 being entered against such Credit Party or any of its Subsidiaries or any of their respective properties or assets or (iii) any actual or prospective change, development or event which has had or could reasonably be expected to have a Material Adverse Effect, a written statement describing such proceeding, order, judgment, decree, change, development or event and any action being taken with respect thereto by such Credit Party or such Subsidiary.

          (c) ERISA NOTICES. (i) Promptly, and in any event within 10 Business Days after any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate knows that a Termination Event has occurred, a written statement of the chief financial officer of Funds Administrator describing such Termination Event and any action that is being taken with respect thereto by such Borrower, such Subsidiary or such ERISA Affiliate, and any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC; and (ii) promptly, and in any event within 3 Business Days after the filing thereof with the Internal Revenue Service, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate with respect to such request.

          (d) ENVIRONMENTAL AND HEALTH AND SAFETY NOTICES. Promptly, and in any event within ten (10) Business Days after receipt by any Credit Party or any Subsidiary of any Credit Party of any written notice, complaint or order alleging any actual or prospective material violation of any environmental, health or safety Requirement of Law or alleging responsibility for material costs of a cleanup, together with a copy of such notice, complaint, or order and a written statement describing any action being taken with respect thereto by such Credit Party or Subsidiary.

          (e) MATERIAL CONTRACTS. Promptly, and in any event within 10 Business Days after any Material Contract of any Credit Party or any Subsidiary of any Credit Party is terminated or amended or any new Material Contract is entered into, a written statement describing such event, with copies of amendments or new contracts, and an explanation of any actions being taken with respect thereto.

          (f) COLLATERAL MATTERS. At least 15 Business Days' prior written notice to the Agent of any additional location of any Collateral of any Borrower or in the location of the chief executive office or places of business of any Borrower or any Subsidiary of any Borrower from the respective locations specified in SCHEDULE B, PART 6.9. At least 10 Business Days prior to any such change, the Borrowers shall cause to be executed and delivered to the Agent any financing statements or other documents reasonably required by the Agent, all in form and substance reasonably satisfactory to the Agent.

          (g) BANKRUPTCY MATTERS. Concurrently, (i) with the filing thereof, copies of all pleadings, motions, applications, final information and other papers and documents of any kind filed by or on behalf of the Borrowers or any of them in any of the Cases; (ii) with the giving thereof, copies of all written reports given by or on behalf of the Borrowers or any of them to any official or unofficial committee in any of the Cases; and (iii) with the furnishing thereof, copies of all statements and reports furnished to any other creditor of the Borrowers or any of them pursuant to the terms of any indenture, loan or credit or similar agreement.

     7.4  CORPORATE EXISTENCE.

     Each Borrower shall, and shall cause each of its Subsidiaries to, (i) maintain its corporate existence (except that any Borrower or any wholly-owned Subsidiary of any Borrower may merge with, or be dissolved into, any other Borrower, PROVIDED, that the Agent receives 5 Business Days' prior written notice thereof), (ii) except for failures to so maintain which singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect, maintain in full force and effect all licenses, bonds, franchises, leases, trademarks and qualifications to do business, and all patents, contracts and other similar rights and (iii) continue in, and limit their operations to, the same general lines of business as presently conducted by them and other businesses in the metals industry.

     7.5  BOOKS AND RECORDS; INSPECTIONS.

     Each Borrower agrees to maintain, and to cause each of its Subsidiaries to maintain, books and records pertaining to the Collateral in such detail, form and scope as is consistent with good business practice. Each Borrower agrees that the Agent, or its agents, may enter upon the premises of such Borrower or any of its Subsidiaries at any time and from time to time, during normal business hours and upon reasonable advance notice, and at any time at all upon the occurrence and during the continuance of an Event of Default, for the purposes of (i) inspecting and verifying the existence and value of the Collateral, (ii) inspecting and/or copying (at the expense of such Borrower) any and all records pertaining thereto, and (iii) discussing the affairs, finances and business of such Borrower with the Auditors or any Responsible Officer of such Borrower, PROVIDED, that a Responsible Officer of MTLM shall have the right to be present at any such discussions with the Auditors.

     7.6  INSURANCE.

          (a) Each Borrower agrees to maintain, and to cause each of its Subsidiaries to maintain, public liability insurance, fire and extended coverage insurance and replacement value insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are customarily maintained by Persons engaged in the same or similar businesses, PROVIDED, that the Agent acknowledges that the insurance coverage maintained by the Borrowers and disclosed in writing to the Agent, in each case on or prior to the Closing Date, satisfies the foregoing requirements. All policies covering the Collateral are to name the Agent as an additional insured and/or the loss payee in case of loss, and are to contain such other provisions as the Agent may reasonably require to fully protect the Agent's interest in the Collateral and to any payments to be made under such policies.

          (b) UNLESS THE BORROWERS PROVIDE THE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS CREDIT AGREEMENT, THE AGENT MAY PURCHASE INSURANCE AT THE BORROWERS' EXPENSE TO PROTECT THE AGENT'S INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT THE BORROWERS' INTERESTS. THE COVERAGE THAT THE AGENT PURCHASES MAY NOT PAY ANY CLAIM THAT THE BORROWERS MAY MAKE OR ANY CLAIM THAT IS MADE AGAINST ANY BORROWER IN CONNECTION WITH THE COLLATERAL. THE BORROWERS MAY LATER CANCEL ANY INSURANCE PURCHASED BY THE AGENT, BUT ONLY AFTER PROVIDING THE AGENT WITH EVIDENCE THAT THE BORROWERS HAVE OBTAINED INSURANCE AS REQUIRED BY THIS CREDIT AGREEMENT. IF THE AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE BORROWERS WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MAY BE IMPOSED IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE POST-PETITION OBLIGATIONS. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE THE BORROWERS MAY BE ABLE TO OBTAIN ON THEIR OWN.

     7.7  POST-PETITION CHARGES.

          (a) Subject to SECTION 7.7(b), each Borrower shall pay and discharge or cause to be paid and discharged promptly all Post-Petition Charges payable by it, including (i) Post-Petition Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all Post-Petition Charges with respect to tax, social security and unemployment withholding with respect to its employees, and (ii) lawful claims incurred after the Petition Date for labor, materials, supplies and services or otherwise, before any thereof shall become past due.

          (b) Each Borrower may in good faith contest, by appropriate proceedings, the validity or amount of any Post-Petition Charges or claims described in SECTION 7.7(a); PROVIDED that (i) at the time of commencement of any such contest no Event of Default shall have occurred and be continuing; (ii) adequate reserves with respect to such contest are maintained on the books of such Borrower, in accordance with GAAP; (iii) such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such Post-Petition Charges or claims or any Lien in respect thereof; (iv) no Lien shall be imposed to secure payment of such Post-Petition

     Charges or claims, other than Permitted Liens; (v) such Borrower shall promptly pay or discharge such contested Post-Petition Charges or claims and all additional charges, interest, penalties and expenses, if any, and shall deliver to the Agent evidence acceptable to the Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to such Borrower or the conditions set forth in this
     SECTION 7.7(b) are no longer met; and (vi) the Agent has not advised the Funds Administrator in writing that Agent reasonably believes that nonpayment or nondischarge thereof could reasonably be expected to have or result in a Material Adverse Effect.

     7.8  TAXES.

     Each Borrower agrees to pay, when due, and to cause each of its Subsidiaries to pay when due, all taxes lawfully levied or assessed against such Borrower, such Subsidiary or any of the Collateral before any penalty or interest accrues thereon (except to the extent payment thereof is prohibited by the automatic stay in any of the Cases); PROVIDED, that, unless such taxes have become a federal tax or ERISA Lien on any of the assets of such Credit Party or such Subsidiary, no such tax need be paid if the same is being contested, in good faith, by appropriate proceedings promptly instituted and diligently conducted and if an adequate reserve or other appropriate provision shall have been made therefor as required in order to be in conformity with GAAP.

     7.9  COMPLIANCE WITH LAWS.

     Each Borrower agrees to comply, and to cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law applicable to the Collateral or any part thereof, or to the operation of its business or its assets generally, unless such Credit Party contests any such Requirements of Law in a reasonable manner and in good faith.

     7.10 USE OF PROCEEDS.

     Each Borrower agrees that the proceeds of Revolving Loans may be used only
(i) to the extent permitted by the Interim Financing Order or Final Financing Order, as applicable, to repay the Pre-Petition Obligations, (ii) for general corporate purposes (including expenses of administration) and (iii) for Permitted Expenses. Notwithstanding the foregoing, no amounts shall be paid or used pursuant to this SECTION 7.10 for, and Permitted Expenses shall not include, fees and disbursements incurred by professionals, including, without limitation, any professionals retained by the Borrowers, to the extent incurred to contest in any proceeding or any other action (a) the validity, binding effect or enforceability of any of the Credit Documents or the amount of the Revolving Loans or the other Post-Petition Obligations outstanding hereunder or
(b) any other rights or interests of the Agent or any Lender under the Credit Documents. Nothing herein shall in any way prejudice or prevent the Agent of any Lender from objecting, for any reason, to any requests or applications made by any party for compensation or reimbursement of expenses pursuant to section 330 or 331 of the Bankruptcy Code for which the Borrowers may seek to use proceeds of the Revolving Loans as a Permitted Expense.

     7.11 FISCAL YEAR.

     Each Borrower agrees to maintain, and to cause each of its Subsidiaries to maintain, its fiscal year as a year ending March 31st.

     7.12 MAINTENANCE OF PROPERTY.

     Except to the extent otherwise expressly permitted pursuant to SECTION 8.6, each Borrower agrees to keep, and to cause each of its Subsidiaries to keep, all property useful and necessary to their respective businesses in good working order and condition (ordinary wear and tear excepted) in accordance with their past operating practices and not to commit or suffer any waste with respect to any of their properties.

     7.13 ERISA DOCUMENTS.

     Each Borrower will cause to be delivered to the Agent, upon the Agent's request, each of the following: (i) a copy of each Plan (or, where any such plan is not in writing, a complete description thereof) (and if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of such Borrower or any of its Subsidiaries; (ii) the most recent determination letter issued by the Internal Revenue Service with respect to each Benefit Plan; (iii) for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any governmental agency for each Benefit Plan; (iv) all actuarial reports prepared for the last three plan years for each Benefit Plan; (v) a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by such Borrower or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions; (vi) any information that has been provided to such Borrower or any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan; and (vii) the aggregate amount of the most recent annual payments made to former employees of such Borrower or any ERISA Affiliate under any Retiree Health Plan.

     7.14 ENVIRONMENTAL AND OTHER MATTERS.

     Each Borrower shall, and shall cause each of its Subsidiaries to, conduct their businesses so as to comply in all material respects with all environmental, land use, occupational, safety or health laws, regulations, directions, ordinances, criteria and guidelines in all jurisdictions in which any of them is or may at any time be doing business, except to the extent that such Borrower or such Subsidiary is contesting, in good faith by appropriate legal proceedings, any such law, regulation, direction, ordinance, criteria, guideline, or interpretation thereof or application thereof; PROVIDED, that such Borrower and each of its Subsidiaries shall comply with the order of any court or other Governmental Authority relating to such laws unless such Borrower or such Subsidiary shall currently be prosecuting an appeal or proceedings for review and shall have secured a stay of enforcement or execution or other arrangement postponing enforcement or execution pending such appeal or proceedings for review.

     7.15 FURTHER ACTIONS.

     Each Borrower shall take, and shall cause each of its Subsidiaries to take, all such further actions and execute all such further documents and instruments as the Agent may at any time reasonably determine to be necessary or desirable to further carry out and consummate the transactions contemplated by the Credit Documents, to cause the execution, delivery and performance of the Credit Documents to be duly authorized and to perfect or protect the Liens (and the priority status thereof) of the Agent on the Collateral.

     7.16 DEPOSIT OF COLLECTIONS AND OTHER PROCEEDS OF COLLATERAL.

     From and after the Closing Date, Borrowers shall cause all Collections on all Accounts of Borrowers, and all other cash payments made for Inventory of Borrowers, and all other payments of any kind constituting proceeds of Collateral received by or for the account any Borrower from any Person, promptly upon receipt thereof to be deposited into a Collection Account or the BT Account in the identical form in which such payment was made, whether by cash or check.

                         ARTICLE 8. NEGATIVE COVENANTS.

Until termination of this Credit Agreement and payment and satisfaction of all Post-Petition Obligations due hereunder, each Borrower shall comply with, and, where required, shall cause each of its Subsidiaries to comply with, the following covenants:

     8.1  MINIMUM EBITDA.

     The Borrowers shall not permit EBITDA, as determined as of each date set forth below, for the three-month period ending on such date, to be less than the amount set forth opposite such date:


                                           MINIMUM
                 DATE                      EBITDA
                 ----                      ------

                 12/31/00                  $2,500,000
                 01/31/01                  $5,000,000
                 02/28/01                  $6,500,000
                 03/31/01                  $8,000,000

     8.2  CAPITAL EXPENDITURES.

     The Borrowers shall not permit Capital Expenditures for the Consolidated Entity to exceed (a) $3,750,000, during the period commencing on the Petition Date and ending on March 31, 2001 and (b) $750,000, during any calendar month ending thereafter.

     8.3  ADDITIONAL INDEBTEDNESS.

     No Borrower and no Subsidiary of any Borrower shall directly or indirectly incur, create, assume or suffer to exist any Indebtedness other than:

          (a) the Post-Petition Obligations;

          (b) Indebtedness secured by purchase money Liens on equipment acquired after the Petition Date in an outstanding principal amount not exceeding at any time $500,000 in the aggregate for all of the Credit Parties combined ("PURCHASE MONEY LIENS"), so long as (i) such Indebtedness is approved by the Bankruptcy Court, (ii) each Purchase Money Lien shall attach only to the property to be acquired, (iii) a description shall have been furnished to the Agent for any item of equipment for which the purchase price is greater than $250,000 and (iv) the Indebtedness incurred shall not exceed one hundred percent (100%) of the purchase price of the item or items of equipment purchased;

          (c) Indebtedness consisting of Contingent Obligations permitted pursuant to SECTION 8.5;

          (d) existing Indebtedness outstanding on the Petition Date and set forth on SCHEDULE B, PART 8.3;

          (e) Indebtedness consisting of obligations under capital leases entered into after the Petition Date in an outstanding principal amount not exceeding at any time $500,000 in the aggregate for all of the Credit Parties combined, to the extent approved by the Bankruptcy Court.

     8.4  LIENS.

     No Borrower nor any Subsidiary of any Borrower shall directly or indirectly create, incur, assume, or suffer to exist any Lien on any of its property now owned or hereafter acquired except:

          (a) Liens granted to the Agent;

          (b) Liens existing on the Petition Date and set forth on SCHEDULE B,
     PART 8.4;

          (c) Purchase Money Liens and the interests of lessors under capital leases, in each case to the extent permitted under SECTION 8.3 and approved by the Bankruptcy Court;

          (d) Liens of warehousemen, mechanics, materialmen, workers, repairmen, common carriers or landlords and other similar Liens arising by operation of law, Liens for taxes, assessments or other governmental charges and other similar Liens arising by operation of law, in each case for amounts that are not yet due and payable or that are being diligently contested in good faith by a Borrower or a Subsidiary of a Borrower, so


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

     long as adequate reserves are maintained by such Person for their payment in accordance with GAAP;

          (e) Attachment or judgment Liens arising after the Petition Date not to exceed an aggregate of $1,000,000 for the Borrowers and their Subsidiaries, excluding amounts (i) bonded to the reasonable satisfaction of the Agent or (ii) covered by insurance to the reasonable satisfaction of the Agent;

          (f) Deposits or pledges made in the ordinary course of business to secure obligations under workmen's compensation, social security or similar laws, under unemployment insurance, or to secure public or statutory obligations;

          (g) Deposits or pledges made to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business not to exceed an aggregate of $2,000,000 for all Credit Parties combined;

          (h) Easements, rights-of-way, restrictions and other similar encumbrances on title to, or restrictions on the use of, real property, which, in the aggregate, do not materially detract from the value of the item of property subject thereto or materially interfere with the ordinary conduct of the business of any Borrower or any of its Subsidiaries;

          (i) retained interests of lessors under leases;

          (j) Liens, defects and other matters specifically disclosed on the title insurance policies previously delivered to and accepted by the Pre-Petition Agent in connection with the owned real properties of the respective Borrowers subjected to a mortgage Lien in favor of the Pre-Petition Agent;

          (k) leases and subleases granted in the ordinary course of business;

          (l) Liens approved by the Bankruptcy Court and granted to secured creditors as adequate protection, PROVIDED that such Liens are junior and subordinate to the Liens approved by the Bankruptcy Court and granted to the Agent securing the Post-Petition Obligations; and

          (m) Extensions, replacements and renewals of any of the foregoing so long as the aggregate amount of extended, replaced or renewed Liens are not increased and are on terms and conditions no more restrictive than the terms and conditions of the Liens extended, replaced or renewed.

     8.5  CONTINGENT OBLIGATIONS.

     No Borrower nor any Subsidiary of any Borrower shall directly or indirectly incur, assume, or suffer to exist any Contingent Obligation, excluding Contingent Obligations for Indebtedness permitted to be incurred under SECTION 8.3, and Investments permitted under Section 8.8.

     8.6  SALE OF ASSETS.

     No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, sell, lease, assign, transfer or otherwise dispose of any assets (to the extent not prohibited by the Bankruptcy Code), other than: (a) Inventory in the ordinary course of business; (b) redundant, obsolete or worn out property disposed of in the ordinary course of business; (c) to any Borrower; and (d) assets the disposition of which is not otherwise permitted under this SECTION 8.6, PROVIDED, that, as to dispositions referred to in CLAUSES (b) and (d) above, (i) such dispositions are for fair value and in each case approved by the Bankruptcy Court and (ii) the aggregate consideration therefor is paid in cash at the time of disposition and is thereupon delivered to the Agent for application to the outstanding principal balance of the Post-Petition Obligations.

     8.7  RESTRICTED PAYMENTS.

     No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, (a) declare or pay any dividend (other than dividends payable solely in capital stock of such Person) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of such Person or any warrants, options or rights to purchase any such capital stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of such Person or any of its Subsidiaries; or (b) make any optional or mandatory payment of principal of or interest on, or any optional or mandatory prepayment of principal of or interest on, or redemption (including, without limitation, by making payments to a sinking or analogous fund) or repurchase of, in each case any Indebtedness (other than Post-Petition Obligations); PROVIDED, that, notwithstanding the foregoing:

          (i) any Borrower and any Subsidiary of any Borrower may make payments or prepayments on account of Indebtedness owing to such or any other Borrower; and

          (ii) any Subsidiary of any Borrower may declare and pay dividends to such Borrower or any other Borrower.

     8.8  INVESTMENTS.

     No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, make any Investment in any Person, whether in cash, securities, or other property of any kind including, without limitation, any Subsidiary or Affiliate of any Credit Party, other than:

          (a) Advances or loans made in the ordinary course of business not to exceed $2,500,000 in the aggregate for all Credit Parties combined outstanding at any one time (PROVIDED, that the aggregate amount of all advances and loans made to officers, directors, employees or other Affiliates of any Borrower or any Subsidiary of any Borrower outstanding at any one time shall not exceed $250,000);

          (b) Loans, investments and advances between a Borrower and any other Borrower;

          (c) Investments in account debtors received in connection with the bankruptcy or reorganization, or in settlement of delinquent obligations, of customers in the ordinary course of business and in accordance with applicable collection and credit policies established by such Borrower or such Subsidiary, as the case may be;

          (d) Investments existing on the Petition Date and set forth on SCHEDULE B, PART 8.8;

          (e) such other Investments as the Agent may approve in writing in the exercise of its sole discretion.

     8.9  AFFILIATE TRANSACTIONS.

     No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, enter into any transaction with (including, without limitation, the purchase, sale or exchange of property or the rendering of any service to) any Subsidiary or Affiliate of any Borrower, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business, as the case may be, and upon fair and reasonable terms no less favorable in any material respect to such Borrower or such Subsidiary than could be obtained in a comparable arm's-length transaction with an unaffiliated Person, except for transactions otherwise expressly permitted under SECTIONS 8.7 and 8.8, respectively.

     8.10 BANK ACCOUNTS.

     Except for accounts set forth on SCHEDULE B, PART 8.10 and other accounts approved by the Agent, no Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, open, maintain or otherwise have any checking, savings or other accounts at any bank or other financial institution, or any other account where money is or may be deposited or maintained with any Person.

     8.11 ADDITIONAL NEGATIVE PLEDGES.

     Except as otherwise disclosed on SCHEDULE B, PARTS 8.3 or 8.4, respectively, no Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, (a) any prohibition or restriction (including any agreement to provide equal and ratable security to any other Person in the event a Lien is granted to or for the benefit of the Agent and the Lenders) on the creation or existence of any Lien upon the assets of such Borrower or any of its Subsidiaries, other than assets subject to capital leases or Purchase Money Liens, in each case permitted hereunder, and other than pursuant to (i) this Credit Agreement and the other Credit Documents, (ii) the Subordinated Note Indenture and the other Subordinated Note Documents and the Senior Note Indenture and the other Senior Note Documents, respectively (as each such term is defined in the Pre-Petition Credit Agreement, and (iii) the documentation evidencing or otherwise governing Indebtedness permitted under SECTION 8.3(b) OR
(e), or (b) any contractual obligation (other than contractual obligations arising in connection with Permitted Liens) which may restrict or inhibit the Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

     8.12 EXCESS AVAILABILITY.

     Average Monthly Excess Availability (as such term is defined herein below) with respect to any month commencing after the Petition Date shall not be less than $5,000,000. For purposes hereof, AVERAGE MONTHLY EXCESS AVAILABILITY means, with respect to any month, the average of Excess Availability for the three day period comprised of the fifth Business Day after the last Business Day of the immediately preceding month and the respective Business Days immediately preceding and following such fifth Business Day.

     8.13 APPLICATION TO THE BANKRUPTCY COURT.

     No Borrower shall apply to the Bankruptcy Court for authority to (a) take any action that is prohibited by the terms of this Credit Agreement or the other Credit Documents, (b) refrain from taking any action that is required to be taken by the terms of this Credit Agreement or the other Credit Documents or (c) permit any Indebtedness or claim to be pari passu with or senior to any of the Post-Petition Obligations, except, prior to the occurrence of an Event of Default, for Permitted Pre-Petition Claim Payments and, after the occurrence of an Event of Default, Permitted Expenses may be senior to the Post-Petition Obligations.

     8.14 MODIFICATIONS TO INTERIM FINANCING ORDER, OTHER FIRST DAY ORDERS, FINAL FINANCING ORDER OR LOCKUP AGREEMENT.

     (a) No Borrower shall consent to any amendment, supplement, extension or other modification of any of the terms or provisions contained in, or applicable to, the Interim Financing Order, any other order entered by the Bankruptcy Court on or about the Petition Date, the Final Financing Order or the Lockup Agreement, respectively, without the Agent's prior written consent; PROVIDED, that, the Borrowers may amend the Lockup Agreement, so long as (i) a true, correct and complete copy of each such amendment shall be delivered promptly to the Agent and (ii) such amendments could not reasonably be expected singly or in the aggregate to have a Material Adverse Effect.

     (b) No Borrower shall make any Permitted Pre-Petition Claim Payments after the occurrence and during the continuance of a Default or an Event of Default.

     (c) Until all Post-Petition Obligations are indefeasibly paid in full in cash, without first obtaining the written consent of the Agent (which consent shall not be unreasonably withheld or delayed), (i) no Borrower shall reject any material unexpired lease or executory contract, and (ii) no Borrower shall assume or apply to the Bankruptcy Court to assume any material executory contract or unexpired lease, unless, in the case of any unexpired lease, the order (which shall be in a form acceptable to the Agent in its sole discretion) authorizing such assumption specifically provides that, notwithstanding such assumption, such Borrower may later assign the relevant lease under Bankruptcy Code section 365(f) without, among other things, obtaining the consent of the relevant lessor (but after complying with the other requirements of Bankruptcy Code section 365).

     (d) If any Event of Default shall have occurred and be continuing, the Agent shall have the right to direct each Borrower how and when to exercise all rights of such Borrower under Bankruptcy Code section 365 in connection with an election by the Agent to exercise its remedies under SECTION 9.2(d). Notwithstanding anything to the contrary contained herein, if the Borrowers do not fully honor and take all actions requested in any such direction within three (3) business days of the delivery of such direction, the Agent may, on five (5) days' prior written notice to the Borrowers, the creditors committee and any landlord or other counterparty to the relevant lease or contract, move the Bankruptcy Court on behalf of the Borrowers for the relief specified in the direction and such notice shall be due and sufficient notice of such request under the circumstances.

                   ARTICLE 9. EVENTS OF DEFAULT AND REMEDIES.

     9.1  EVENTS OF DEFAULT.

     The occurrence of any of the following events shall constitute an event of default (each an "EVENT OF DEFAULT") hereunder:

          (a) FAILURE TO PAY. The Borrowers shall fail to pay any Post-Petition Obligations in respect of principal or interest on the Revolving Loans, in each case when the same shall become due and payable, or shall fail to pay, within two (2) days after the same shall become due and payable, any other amount due under this Credit Agreement or any of the other Credit Documents.

          (b) BREACH OF CERTAIN COVENANTS. Any Borrower shall fail to comply with any covenant contained in ARTICLE 7 (other than SECTION 7.4, 7.8, 7.9, 7.12, 7.13 and 7.14) or ARTICLE 8.

          (c) BREACH OF REPRESENTATION OR WARRANTY. Any representation or warranty made or deemed to be made by any Credit Party in this Credit Agreement or in any other Credit Document (and in any statement or certificate given under this Credit Agreement or any other Credit Document), shall be false or misleading in any material respect when made or deemed to be made.

          (d) BREACH OF OTHER COVENANTS. Any Credit Party shall fail to comply with any covenant contained in this Credit Agreement or any other Credit Document, other than as set forth in SECTION 9.1(b), and such failure shall continue for ten (10) days after the occurrence thereof.

          (e) DISSOLUTION. Any Credit Party shall dissolve, wind up or otherwise cease its business (other than pursuant to a transaction expressly permitted hereunder).

          (f) FAILURE OF ENFORCEABILITY OF CREDIT DOCUMENTS; SECURITY. Any covenant, agreement or obligation of any Credit Party contained in or evidenced by any of the Credit Documents shall cease to be enforceable, or shall be determined by a court of competent jurisdiction to be unenforceable, in each case in accordance with its terms (otherwise than pursuant to its terms or as expressly permitted hereunder); any Credit Party shall deny or disaffirm its obligations under any of the Credit Documents or any Liens granted in connection therewith; or, any Liens granted on any of the Collateral


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     shall be determined to be void, voidable, invalid or unperfected, are subordinated or not given the priority contemplated by this Credit
     Agreement.

          (g) MATERIAL ADVERSE EFFECT. There shall occur any event that could reasonably be expected to have a Material Adverse Effect that has not been stayed as a consequence of the Petitions.

          (h) APPOINTMENT OF TRUSTEE. The Bankruptcy Court shall enter an order appointing a trustee under section 1104(a) of the Bankruptcy Code in any of the Cases.

          (i) BANKRUPTCY COURT ORDERS. (i) The Interim Financing Order shall cease to be in full force and effect and the Final Financing Order shall not have been entered prior to such cessation, or (ii) the Final Financing Order shall not have been entered by the Bankruptcy Court on or before the date which is thirty (30) days after the Petition Date or (iii) from and after the date of entry thereof, the Final Financing Order shall cease to be in full force and effect, or (iv) any Borrower shall fail to comply in any material respect with the terms of the Interim Financing Order or the Final Financing Order, or (v) the Interim Financing Order or the Final Financing Order shall be amended, supplemented, stayed, reversed, vacated or otherwise modified (or any of the Borrowers shall apply for authority to do so) without the Agent's prior written consent.

          (j) CERTAIN BANKRUPTCY EVENTS. Occurrence of the date of (i) filing of a reorganization plan consistent with the terms of this Agreement and the Lockup Agreement, respectively, and related disclosure statement later than fourteen (14) days after the Petition Date, (ii) approval of the disclosure statement by the Bankruptcy Court later than January 31, 2001, (iii) entry by the Bankruptcy Court of the Confirmation Order later than March 31, 2001, and (iv) consummation of the respective transactions contemplated by the Reorganization Plan and the Confirmation Order later than June 30, 2001.

          (k) APPOINTMENT OF EXAMINER. The Bankruptcy Court shall enter an order appointing a responsible officer or an examiner with powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code under section 1106(b) of the Bankruptcy Code, in any of the Cases.

          (l) REORGANIZATION PLAN. The Bankruptcy Court shall enter an order confirming a Reorganization Plan in any of the Cases that does not expressly provide for the termination of the Commitments and payment in full in cash of all Post-Petition Obligations upon entry thereof.

          (m) OTHER CLAIMS. There shall arise any Claim having priority senior to or pari passu with the Claims of the Lenders under the Credit Documents or any other Claim having priority over any and all administrative expenses of the kind specified in section 503(b) or 507(b) of the Bankruptcy Code (other than Permitted Expenses), or there shall arise any Lien on any property of any Borrower, in each case except as expressly permitted under the terms of the Credit Documents.


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

          (n) OTHER ORDERS. (i) An order of a court of competent jurisdiction shall be entered reversing, staying, vacating or rescinding the Interim Financing Order or Final Financing Order, respectively, or (ii) an order of a court of competent jurisdiction shall be entered amending, supplementing, or otherwise modifying the Interim Financing Order or Final Financing Order, respectively.

          (o) CONVERSION OF ANY CASES. The Bankruptcy Court shall enter an order converting any of the Cases to a case under chapter 7 of the Bankruptcy Code or dismissing any of the Cases.

          (p) LOCKUP AGREEMENT. The Lockup Agreement shall terminate or shall otherwise cease to be enforceable, or shall be determined by a court of competent jurisdiction to be unenforceable.

     9.2  REMEDIES.

     (a) SUSPENSION OF ADDITIONAL EXTENSIONS OF CREDIT. If any Default or Event of Default shall have occurred and be continuing and the Agent or the Majority Lenders shall have determined not to make any Revolving Loans or incur any Letter of Credit Obligations so long as that specific Default or Event of Default, as the case may be, is continuing, the Agent may (and, upon the written request of the Majority Lenders, shall) without notice, suspend the ability of the Borrowers under this Credit Agreement to borrow any further Revolving Loans and/or to incur any further Letter of Credit Obligations whereupon any further Revolving Loans and Letter of Credit Obligations shall be made or extended in the Agent's sole discretion (or in the sole discretion of the Majority Lenders, if such suspension occurred at their direction) so long as such Default or Event of Default is continuing.

     (b) TERMINATION AND ACCELERATION. If any Event of Default shall have occurred and be continuing, the Agent may (and at the written request of the Majority Lenders shall) immediately (i) terminate the ability of the Borrowers under this Credit Agreement to borrow any further Revolving Loans or to incur any further Letter of Credit Obligations; (ii) declare all or any portion of the Post-Petition Obligations, including all or any portion of any Revolving Loan, to be immediately due and payable, and require that the Letter of Credit Obligations be cash collateralized as provided in SECTION 9.2(c), all without presentment, demand, protest or further notice of any kind all of which are expressly waived by the Borrowers; and (iii) exercise any rights and remedies provided to the Agent under the Credit Documents and/or at law or equity.

     (c) CASH COLLATERALIZATION. If any Event of Default shall have occurred and be continuing, on demand of the Agent or the Majority Lenders, the Borrowers shall immediately deposit with the Agent for each Letter of Credit outstanding cash or Cash Equivalents in an amount equal to 110% of the greatest amount drawable thereunder. Such deposit shall be held by the Agent and used to reimburse the Issuing Bank for the amount of each Drawing made under such Letters of Credit, as and when each such Drawing is made.

     (d) AUTOMATIC STAY. Upon the occurrence and during the continuation of an Event of Default, after three (3) Business Days' written notice by the Agent to the Borrowers, the United


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States Trustee and any appointed committee of creditors in the Cases, the automatic stay provided by section 362 of the Bankruptcy Code shall be deemed automatically vacated without further order of the Bankruptcy Code and the Lenders shall be immediately permitted to, inter alia, pursue any and all of their remedies against the Borrowers and the Collateral and seek payment in respect of all Post-Petition Obligations.

     (e) TERMINATION OF EXCLUSIVE PERIODS. Upon the occurrence and during the continuation of an Event of Default, the Agent may exercise all rights and remedies provided to the Agent in the Interim Financing Order and Final Financing Order, respectively.

     9.3  RIGHT OF SETOFF.

     In addition to and not in limitation of all rights of offset that any Lender may have under applicable law, upon the occurrence and during the continuance of any Event of Default, and regardless of whether any Lender has made any demand or the Post-Petition Obligations of any Borrower have matured, each Lender shall have the right to appropriate and apply to the payment of the Post-Petition Obligations of such Borrower all deposits and other obligations then or thereafter owing by such Lender to such Borrower. Each Lender exercising such rights shall notify the Agent thereof and any amount received as a result of the exercise of such rights shall be shared by the Lenders in accordance with
SECTION 2.5.

     9.4  APPLICATION OF PROCEEDS; SURPLUS; DEFICIENCIES.

     The net cash proceeds resulting from the Agent's exercise of any of the foregoing rights against any Collateral (after deducting all of the Agent's Expenses related thereto) shall be applied by the Agent to the payment of the Post-Petition Obligations, whether due or to become due, in the order set forth in SECTION 4.12. The Borrowers shall remain jointly and severally liable to the Agent and the Lenders for any deficiencies, and the Agent and the Lenders in turn agree to remit to the Borrowers or their successors or assigns, any surplus resulting therefrom.

                             ARTICLE 10. THE AGENT.

     10.1 APPOINTMENT OF AGENT.

          (a) Each Lender hereby designates BTCC as Agent to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Post-Petition Revolving Note, by the acceptance of such Note, shall be deemed irrevocably to authorize the Agent to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and any other instruments and agreements referred to herein and therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent shall hold all Collateral and all payments of principal, interest, Fees (other than Fees that are exclusively for the account of the Agent), charges and Expenses received pursuant to this Credit Agreement or any other Credit Document for the ratable benefit of the Lenders. The Agent may perform any of its duties hereunder by or through its agents or employees.

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

          (b) Other than rights of the Credit Parties under SECTION 10.9, the provisions of this ARTICLE 10 are for the benefit of the Agent and the Lenders only and none of the Credit Parties or any other Persons shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Agent shall act only for the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Credit Party.

     10.2 NATURE OF DUTIES OF AGENT.

     The Agent has no duties or responsibilities except those expressly set forth in the Credit Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Credit Agreement or any of the other Credit Documents a fiduciary relationship in respect of any Lender or any participant of any Lender; and nothing in this Credit Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Credit Agreement or any other Credit Document, except as expressly set forth herein or therein.

     10.3 LACK OF RELIANCE ON AGENT.

          (a) Independently and without reliance upon the Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial or other condition and affairs of each Credit Party in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of each Credit Party, and, except as expressly provided in this Credit Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Revolving Loans or at any time or times thereafter.

          (b) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Credit Agreement or any of the other Credit Documents or the financial or other condition of any Credit Party. The Agent shall not be required to make any inquiry concerning either the performance or observance of any other terms, provisions or conditions of this Credit Agreement or any of the other Credit Documents, or the financial condition of any Credit Party, or the existence or possible existence of any Default or Event of Default, unless specifically requested to do so in writing by any Lender.



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     10.4 CERTAIN RIGHTS OF THE AGENT.

     The Agent shall have the right to request instructions from the Lenders by notice to each of such Lenders. If the Agent shall request instructions from the Lenders with respect to any act or action (including the failure to act) in connection with this Credit Agreement, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from such Lenders, and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the requisite Lenders required to give such instructions hereunder. The Agent may give any notice required under ARTICLE 9 hereof without the consent of any of the Lenders unless otherwise directed by the Majority Lenders in writing and will, at the direction of the Majority Lenders, give any such notice required under ARTICLE 9.

     10.5 RELIANCE BY AGENT.

     The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, facsimile or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person. The Agent may consult with legal counsel (including counsel for the Credit Parties with respect to matters concerning the Credit Parties), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     10.6 INDEMNIFICATION OF AGENT.

     To the extent the Agent is not reimbursed and indemnified by the Borrowers, each Lender will reimburse and indemnify the Agent, in proportion to its respective Commitment, for and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, in any way relating to or arising out of this Credit Agreement; PROVIDED, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

     10.7 THE AGENT IN ITS INDIVIDUAL CAPACITY.

     With respect to its obligation to lend under this Credit Agreement, the Revolving Loans made by it and the Post-Petition Revolving Notes issued to it and its participation in Letters of Credit issued hereunder, the Agent shall have the same rights and powers hereunder as any other Lender or holder of a Post-Petition Revolving Note or participation interests and may exercise the same as though it was not performing the duties specified herein; and the terms "Lenders," "Lenders," "Majority Lenders," "holders of Post-Petition Revolving Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, acquire equity interests in, and generally


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engage in any kind of banking, trust, financial advisory or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party for services in connection with this Credit Agreement and otherwise without having to account for the same to the Lenders.

      10.8  HOLDERS OF POST-PETITION REVOLVING NOTES.

      The Agent may deem and treat the payee of any Post-Petition Revolving Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Post-Petition Revolving Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Post-Petition Revolving Note or of any Post-Petition Revolving Note or Post-Petition Revolving Notes issued in exchange therefor.

      10.9  SUCCESSOR AGENT.

            (a) The Agent may, upon 5 Business Days' notice to the Lenders and the Funds Administrator, resign at any time (effective upon the appointment of a successor Agent pursuant to the provisions of this
      SECTION 10.9) by giving written notice thereof to the Lenders and the Funds Administrator. Upon any such resignation, the Majority Lenders shall have the right, upon 5 days' notice and approval by the Credit Parties (which approval shall not be unreasonably withheld or delayed) to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders (and with the approval of the Funds Administrator, which approval shall not be unreasonably withheld or delayed), appoint a successor Agent, which shall be a bank or a trust company or other financial institution which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank or trust company or other financial institution which is engaged in the banking business, having a combined capital and surplus of at least $500,000,000.

            (b) Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Credit Agreement and the other Credit Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under or in connection with this Credit Agreement.

      10.10 COLLATERAL MATTERS.

            (a) Each Lender authorizes and directs the Agent to enter into the Collateral Documents for the benefit of the Lenders. Each Lender hereby agrees, and each holder of any Post-Petition Revolving Note by the acceptance thereof will be deemed to agree,


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      that, except as otherwise set forth herein or in the other Credit
      Documents, any action taken by the Majority Lenders in accordance with the provisions of this Credit Agreement and the other Credit Documents, and the exercise by the Majority Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time so long as an Event of Default shall not then exist, to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain the perfection of the Liens upon the Collateral granted pursuant to the Collateral Documents.

            (b) The Lenders hereby authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Post-Petition Obligations at any time arising under or in respect of this Credit Agreement or the other Credit Documents or the transactions contemplated hereby or thereby, (ii) if approved, authorized or ratified in writing by the Majority Lenders, unless such release is required to be approved by all of the Lenders pursuant to
      SECTION 11.11; or (iii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition thereof permitted hereunder. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this SECTION 10.10.

            (c) The Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Borrower or is cared for, protected or insured or that the Liens granted to the Agent in or pursuant to any of the Collateral Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agent in this SECTION 10.10 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct. The Agent agrees to conduct or cause to be conducted at least one audit of the Collateral during each year that this Credit Agreement shall remain in effect.

      10.11 ACTIONS WITH RESPECT TO DEFAULTS.

      In addition to the Agent's right to take actions on its own accord as permitted under this Credit Agreement, the Agent shall take such action with respect to a Default or Event of Default as shall be directed by the Majority Lenders; PROVIDED, that until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Lenders.


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      10.12 DELIVERY OF INFORMATION.

      The Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Agent from any of the Credit Parties or any Subsidiary of any of the Credit Parties, any Lender or any other Person under or in connection with this Credit Agreement or any other Credit Document except (i) as specifically provided in this Credit Agreement or any other Credit Document and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Agent at the time of receipt of such request and then only in accordance with such specific request.

                           ARTICLE 11. MISCELLANEOUS.

      11.1  GOVERNING LAW.

      THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS CREDIT AGREEMENT AND EACH OF THE POST-PETITION REVOLVING NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.


      11.2  SUBMISSION TO JURISDICTION.

      ALL DISPUTES AMONG THE LENDERS AND THE CREDIT PARTIES (OR THE AGENT OR FUNDS ADMINISTRATOR, RESPECTIVELY, ACTING ON THEIR BEHALF), WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY THE BANKRUPTCY COURT OR THE STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE AGENT ON BEHALF OF THE LENDERS, SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE FUNDS ADMINISTRATOR OR ANY CREDIT PARTY OR THEIR RESPECTIVE PROPERTIES IN ANY LOCATION REASONABLY SELECTED BY THE AGENT IN GOOD FAITH TO ENABLE THE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT. THE FUNDS ADMINISTRATOR AND EACH OF THE OTHER CREDIT PARTIES WAIVE ANY OBJECTION THAT ANY OF SUCH PERSONS MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT OR ANY LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.


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      11.3  SERVICE OF PROCESS.

      EACH OF THE FUNDS ADMINISTRATOR AND THE OTHER CREDIT PARTIES HEREBY WAIVES PERSONAL SERVICE UPON IT AND, AS ADDITIONAL SECURITY FOR THE POST-PETITION OBLIGATIONS, HEREBY IRREVOCABLY DESIGNATES AND APPOINTS ROBERT C. LARRY, WITH AN OFFICE ON THE DATE HEREOF AT C/O METAL MANAGEMENT, INC., 500 NORTH DEARBORN STREET, CHICAGO, ILLINOIS 60610, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY SUCH PERSON WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT, TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS ISSUED BY ANY COURT IN ANY LEGAL ACTION OR OTHER PROCEEDING WITH RESPECT TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSON TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE FUNDS ADMINISTRATOR AT ITS ADDRESS PROVIDED HEREIN EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE FUNDS ADMINISTRATOR OR ANY OTHER CREDIT PARTIES REFUSES TO ACCEPT SERVICE, EACH SUCH PERSON HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE AND EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE FUNDS ADMINISTRATOR OR ANY OTHER CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

      11.4  JURY TRIAL.

      THE FUNDS ADMINISTRATOR, EACH OF THE OTHER CREDIT PARTIES, THE AGENT AND THE LENDERS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY. INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

      11.5  LIMITATION OF LIABILITY.

      NEITHER THE AGENT NOR ANY LENDER SHALL HAVE ANY LIABILITY TO THE FUNDS ADMINISTRATOR OR ANY OTHER CREDIT PARTY (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY ANY SUCH PERSON IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS CREDIT AGREEMENT, OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON THE AGENT OR ANY SUCH LENDER, THAT THE


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LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR
WILLFUL MISCONDUCT.

      11.6  DELAYS.

      No delay or omission of the Agent or the Lenders in exercising any right or remedy hereunder shall impair any such right or operate as a waiver thereof.

      11.7  NOTICES.

      Except as otherwise provided herein, all notices and correspondences hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid, if to the Agent or any of the Lenders, then to BT Commercial Corporation, 233 South Wacker Drive, Chicago, Illinois 60606, Attention: Credit Department, if to the Funds Administrator or any other Credit Party, then to Metal Management, Inc., 500 North Dearborn Street, Chicago, Illinois 60610, Attention: Robert C. Larry, Chief Financial Officer, or by facsimile transmission, promptly confirmed in writing sent by first class mail, if to the Agent, or any of the Lenders, at
(312) 993-8096 and if to the Funds Administrator or any other Credit Party at
(312) 645-0714. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, 3 Business Days after being postmarked,
(ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by telex or facsimile transmission, when receipt of such transmission is acknowledged PROVIDED, that failure or delay in delivering copies of any notices to any persons designated above to receive copies thereof shall in no way adversely affect the effectiveness of such notice.

      11.8  ASSIGNMENTS AND PARTICIPATIONS.

            (a) BORROWER ASSIGNMENT. Neither the Funds Administrator nor any of the other Credit Parties shall have any right to assign this Credit Agreement or any of the other Credit Documents, or any rights or obligations hereunder or thereunder, without the prior written consent of the Agent and the Lenders.

            (b) LENDER ASSIGNMENTS. Each Lender may assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Credit Agreement, the Post-Petition Revolving Notes and the other Credit Documents (which shall be of a constant and not a varying percentage of the Loans and Commitment assigned), with the consent of the Agent and upon execution and delivery to the Agent, for its acceptance and recording in the Register, of an agreement in substantially the form of EXHIBIT E (an "ASSIGNMENT AND ASSUMPTION AGREEMENT"), together with surrender of any Post-Petition Revolving Note or Post-Petition Revolving Notes subject to such assignment and a processing and recordation fee of $2,500, such assignment shall be effective and ANNEX I hereto shall be deemed to be modified accordingly. No such assignment shall be for less than $10,000,000 of the Commitments unless it is to another Lender or is an assignment of all of such Lender's rights and obligations under this Credit Agreement. (This Section does not apply to branches and Affiliates of a Lender, it being understood that a Lender may make, carry or transfer Revolving Loans at or for the account of any of its branch offices or Affiliates without consent of the Borrowers, the Agent or any other Lender.)

            (c) AGENT'S REGISTER. The Agent shall maintain a register of the names and addresses of the Lenders, their Commitments, and the principal amount of their Revolving Loans (the "REGISTER") at the address specified for the Agent in SECTION 11.7. The Agent shall also maintain a copy of each Assignment and Assumption Agreement delivered to and accepted by it, and modify the Register to give effect to each Assignment and Assumption Agreement. Upon its receipt of each Assignment and Assumption Agreement and surrender of the affected Post-Petition Revolving Note or Post-Petition Revolving Notes, the Agent will give prompt notice thereof to the Funds Administrator and deliver to the Funds Administrator a copy of the Assignment and Assumption Agreement and the surrendered Post-Petition Revolving Note or Post-Petition Revolving Notes. Within 5 Business Days after its receipt of such notice, the Borrowers shall execute and deliver to the Agent a substitute Post-Petition Revolving Note or Post-Petition Revolving Notes to the order of the assignee in the amount of the Commitment or Commitments assumed by it and to the assignor in the amount of the Commitment or Commitments retained by it, if any. Such substitute Post-Petition Revolving Note or Post-Petition Revolving Notes shall re-evidence the Indebtedness outstanding under the surrendered Post-Petition Revolving Note or Post-Petition Revolving Notes and shall be dated as of the Closing Date. The Agent shall be entitled to rely upon the Register exclusively for purposes of identifying the Lenders hereunder. The Register shall be available for inspection by the Credit Parties and the Lenders (or any of them) at any reasonable time and from time to time upon reasonable notice to the Agent.

            (d) PARTICIPATIONS. Each Lender may sell participations (without the consent of the Agent, any Credit Party or any other Lender) to one or more parties in or to all or a portion of its rights and obligations under this Credit Agreement, the Post-Petition Revolving Notes and the other Credit Documents. Notwithstanding a Lender's sale of a participation interest, its obligations hereunder shall remain unchanged. The Credit Parties, the Agent, and the other Lenders shall continue to deal solely and directly with such Lender. No participant shall have rights to approve any amendment or waiver of this Credit Agreement or any of the other Credit Documents except to the extent such amendment or waiver would (i) increase the participant's obligation in respect of the Commitment of the Lender from whom the participant purchased its participation interest; (ii) reduce the principal of, or stated rate or amount of interest on, the Revolving Loans subject to such participation, (iii) postpone any maturity date fixed for final payment of principal of the Revolving Loans subject to the participation interest and (iv) release any guarantor of the Post-Petition Obligations or all or a substantial portion of the Collateral, other than when otherwise permitted hereunder.

      11.9  CONFIDENTIALITY.

            (a) Each Lender agrees that it will use its best efforts not disclose to any Person, without the prior consent of the Funds Administrator, any information with respect to any of the Credit Parties or any Subsidiary of any of the Credit Parties which is furnished pursuant to this Credit Agreement and which is designated by the respective Credit Parties to the Lenders in writing as confidential (the "CREDIT PARTY INFORMATION"), PROVIDED, that, each Lender may disclose any such information (i) to its employees, auditors, or counsel, or to another Lender if the disclosing Lender or such disclosing Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, (ii) as has become generally available to the public, (iii) as may be required in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Lender, (iv) as may be required in response to any summons or subpoena or in connection with any litigation, (v) in order to comply with any Requirement of Law, and (vi) to any actual or prospective transferee or participant in connection with any contemplated transfer or participation of any of the Post-Petition Revolving Notes or Commitments or any interest therein by such Lender, so long as prior to such disclosure such prospective or actual transferee or participant has agreed to preserve the confidentiality of such information on terms substantially similar to those set forth in this SECTION 11.9 or on terms otherwise satisfactory to the Funds Administrator.

            (b) In the event that the Agent or any Lender is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Credit Party Information, such Person will (i) provide the Funds Administrator with prompt written notice so that the Credit Parties may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this SECTION 11.9; (ii) unless the Credit Parties waive compliance by such Person with the provisions of this
      SECTION 11.9, make a timely objection to the request or compulsion to provide such Credit Party Information on the basis that such Credit Party Information is confidential and subject to the agreements contained in this SECTION 11.9; and (iii) take action as is necessary to preserve such confidentiality, such as seeking a protective order or other appropriate remedy.

      In the event that a protective order or other remedy is not obtained, or the Credit Parties waive compliance with the provisions of this SECTION 11.9, such Person will furnish only that portion of the Credit Party Information which is legally required to be furnished and will exercise such Person's best efforts to obtain reliable assurance that confidential treatment will be accorded to the Credit Party Information.

      11.10 INDEMNIFICATION.

      The Borrowers hereby jointly and severally indemnify and agree to defend and hold harmless the Agent and each of the Lenders and their respective directors, officers, agents, employees and counsel from and against any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from their own gross negligence or willful misconduct) arising out of or by reason of (a) any litigations, investigations, claims or proceedings which arise out of (i) this Credit Agreement or the transactions contemplated hereby, (ii) the issuance of the Letters of Credit,
(iii) the failure of the Issuing Bank to honor a Drawing under any Letter of Credit, as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, (iv) any actual or proposed use by any Borrower of the proceeds of the Revolving Loans or (v) the Agent's or the Lenders' entering into this Credit Agreement, the other Credit Documents or any other agreements and documents relating hereto, including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing and
(b) any remedial or other action taken by any of the Borrowers or any of the Lenders in connection with compliance by any of the Borrowers or any Subsidiary of any of the Borrowers, or any of their respective properties, with any federal, state or local environmental laws, acts, rules, regulations, orders, directions, ordinances, criteria or guidelines.

      11.11 AMENDMENTS AND WAIVERS.

      No amendment or waiver of any provision of this Credit Agreement, any part of SCHEDULE B, or any other Credit Document shall be effective unless in writing and signed by the Majority Lenders (or by the Agent on their behalf), except that:

            (a) the consent of all Lenders shall be required to (i) increase the advance rates set forth in CLAUSE (c) OR (d) of the definition of the term Borrowing Base or (ii) increase the Fixed Asset Sublimit or Supplemental Availability Sublimit, respectively, (iii) amend or waive this SECTION 11.11(a); and

            (b) the consent of all the Lenders is required to (i) increase the Commitments, (ii) reduce the principal of, or interest on, any Post-Petition Revolving Note, any Letter of Credit reimbursement obligations or any Fees hereunder (other than Fees that are exclusively for the account of the Agent), (iii) postpone any date fixed for any payment in respect of principal of, or interest on, any Post-Petition Revolving Note, any Letter of Credit reimbursement obligations or any Fees hereunder, (iv) change the percentage of the Commitments, or any minimum requirement necessary for the Lenders or the Majority Lenders to take any action hereunder, (v) amend or waive this SECTION 11.11(b), or change the definition of Majority Lenders or (vi) except as otherwise expressly provided in this Credit Agreement, and other than in connection with the financing, refinancing, sale or other disposition of any asset of a Borrower permitted under this Credit Agreement, release any Liens in favor of the Agent on any of the Collateral; and

            (c) the consent of the Agent shall be required for any amendment, waiver or consent affecting the rights or duties of the Agent under any Credit Document, in addition to the consent of the Lenders otherwise required by this Section.

      Neither the consent of the Funds Administrator nor any other Credit Party shall be required for any amendment, modification or waiver of the provisions of
ARTICLE 10 (other than SECTION 10.9). The Funds Administrator, the other Credit Parties and the Lenders each hereby authorize the Agent to modify this Credit Agreement by unilaterally amending or supplementing ANNEX I to reflect assignments of the Commitments. Notwithstanding the foregoing, the Credit Parties may amend SCHEDULE B, PARTS 6.1, 6.9, 6.13, 6.15 and 8.10, without the consent of the Majority Lenders.

      11.12 COUNTERPARTS AND EFFECTIVENESS.

      This Credit Agreement and any waiver or amendment hereto may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Credit Agreement shall become effective on the date on which all of the parties hereto shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent.

      11.13 SEVERABILITY.

      In case any provision in or obligation under this Credit Agreement, the Post-Petition Revolving Notes or any of the other Credit Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      11.14 MAXIMUM RATE.

      Notwithstanding anything to the contrary contained elsewhere in this Credit Agreement or in any other Credit Document, the Borrowers, the Agent, and the Lenders hereby agree that all agreements among them under this Credit Agreement and the other Credit Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to the Agent or any Lender for the use, forbearance, or detention of the money loaned to the Borrowers and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the Highest Lawful Rate. If due to any circumstance whatsoever, fulfillment of any provisions of this Credit Agreement or any of the other Credit Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance any Lender should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied pursuant to the terms hereof to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Post-Petition Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Post-Petition Obligations, such excess shall be refunded to the Borrowers. All sums paid or agreed to be paid to the Agent or any Lender for the use, forbearance, or detention of the Post-Petition Obligations and other Indebtedness of the Borrowers to the Agent or any Lender, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread throughout the full term of such Indebtedness, until payment in full thereof, so that the actual rate of interest on account of all such Indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such Indebtedness. The terms and provisions of this SECTION 11.14 shall control over every other provision of this Credit Agreement, the other Credit Documents, and all agreements among the Borrowers, the Agent and the Lenders.

      11.15 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS.

      This Credit Agreement and the other Credit Documents constitute the entire agreement among the Credit Parties, the Agent and the Lenders, supersede any prior agreements among them, and shall bind and benefit each of such Persons and their respective successors and permitted assigns.

      11.16 JOINT AND SEVERAL LIABILITY OF BORROWERS.

            (a) Each of the Borrowers shall be jointly and severally liable hereunder and under each of the other Credit Documents with respect to all Post-Petition Obligations, regardless of which of the Borrowers actually receives the proceeds of the Revolving Loans or the benefit of any other extensions of credit hereunder, or the manner in which the Funds Administrator, the Borrowers, the Agent or the Lenders account therefor in their respective books and records. Notwithstanding the foregoing, (i) each Borrower's obligations and liabilities with respect to proceeds of Revolving Loans which it receives or Letters of Credit issued for its account, and related fees, costs and expenses, and (ii) each Borrower's obligations and liabilities arising as a result of the joint and several liability of the Borrowers hereunder with respect to proceeds of Revolving Loans received by, or Letters of Credit issued for the account of, any of the other Borrowers, together with the related fees, costs and expenses, shall be separate and distinct obligations, both of which are primary obligations of such Borrower. Neither the joint and several liability of, nor the Liens granted to the Agent under the Collateral Documents by, any of the Borrowers shall be impaired or released by (A) the failure of Agent or any Lender, any successors or assigns thereof, or any holder of any post-Petition Revolving Note or any of the Post-Petition Obligations to assert any claim or demand or to exercise or enforce any right, power or remedy against the Funds Administrator, any Borrower, any Subsidiary of any Borrower, any other Person, the Collateral or otherwise; (B) any extension or renewal for any period (whether or not longer than the original period) or exchange of any of the Post-Petition Obligations or the release or compromise of any obligation of any nature of any Person with respect thereto; (C) the surrender, release or exchange of all or any part of any property (including without limitation the Collateral) securing payment, performance and/or observance of any of the Post-Petition Obligations or the compromise or extension or renewal for any period (whether or not longer than the original period) of any obligations of any nature of any Person with respect to any such property;
      (D) any action or inaction on the part of Agent or any Lender, or any other event or condition with respect to any other Borrower, including any such action or inaction or other event or condition, which might otherwise constitute a defense available to, or a discharge of, such other Borrower, or a guarantor or surety of or for any or all of the Post-Petition Obligations; and (E) any other act, matter or thing (other than payment or performance of the Post-Petition Obligations) which would or might, in the absence of this provision, operate to release, discharge or otherwise prejudicially affect the obligations of such or any other Borrower.

            (b) Each Borrower understands and acknowledges that, if the Agent forecloses judicially or nonjudicially against any Collateral consisting of real property, such foreclosure could impair or destroy any ability that such Borrower may have to seek reimbursement, contribution or indemnification from any other Borrower or Borrowers or from others based on any right such Borrower may have of subrogation, reimbursement, contribution or indemnification in respect of its joint and several liability hereunder. Each Borrower further understands and acknowledges that in the absence of this SECTION 11.16(b), such potential impairment or destruction of such Borrower's rights, if any, may entitle such Borrower to assert a defense to its joint and several liability hereunder based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal.App.2d 40 (1968). By executing this Agreement, each Borrower freely, irrevocably and unconditionally: (i) waives and relinquishes that defense and agrees that such Borrower will be fully liable hereunder and under the other Credit Documents even though the Agent may foreclose judicially or nonjudicially against any real property security for the Post-Petition Obligations; (ii) agrees that such Borrower will not assert that defense in any action or proceeding which the Agent or any of the Lenders may commence to enforce this Agreement; (iii) acknowledges and agrees that the rights and defenses waived by such Borrower hereunder include any right or defense that such Borrower may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that the Agent and each of the Lenders is relying on this waiver in making the Revolving Loans and other extensions of credit hereunder, and that this waiver is a material part of the consideration which the Agent and each Lender is receiving therefor.

            (c) Each Borrower waives any rights and defenses that are or may become available to such Borrower by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

            (d) Each Borrower waives all rights and defenses that such Borrower may have because the Revolving Loans and other Post-Petition Obligations are secured in part by real property. This means, among other things, that:

                (i) the Lenders may collect from such Borrower, without first foreclosing on any real or personal property Collateral pledged by such or any other Borrower or any other Person; and

                (ii) If the Agent forecloses on any real property Collateral pledged by any Borrower or any other Person:

                     (A) The amount of the Post-Petition Obligations may be
                reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price; and

                     (B) Lenders may collect from such Borrower even if the
                Agent, by foreclosing on the real property Collateral, has destroyed any right such Borrower may have to collect from any other Borrower or Person.

      This SECTION 11.16(d) is an unconditional and irrevocable waiver of any rights and defenses any Borrower may have because the Post-Petition Obligations are secured in part by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

      11.17 COMMITMENT TO PROVIDE EXIT FACILITY.

      (a) The Borrowers have requested that the Lenders hereby commit to provide to the Exit Borrowers an Exit senior secured revolving credit facility (the "EXIT FACILITY") to (a) repay in full all Post-Petition Obligations (other than Letter of Credit Obligations) outstanding on the effective date of the Reorganization Plan and (b) finance the ongoing post-confirmation working capital needs of the Exit Borrowers. Each of the Lenders hereby severally commits to provide its Exit Proportionate Share of the Exit Facility, in each case on the terms and provisions, and subject to the conditions, set forth in EXHIBIT F.

      (b) Notwithstanding the foregoing or anything to the contrary set forth herein (including, without limitation, in EXHIBIT F) or any of the other Credit Documents, the several commitment of each Lender to provide such Lender's Exit Proportionate Share of the Exit Facility (i) shall terminate automatically upon the earliest to occur of (x) the close of business on June 30, 2001, unless on or prior thereto, the Exit Credit Agreement and all other Exit Credit Documents have been executed and delivered to all parties, and (y) the occurrence of an Event of Default, unless such Event of Default is waived pursuant to the terms hereof.

                  -REMAINDER OF PAGE INTENTIONALLY LEFT BLANK-

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the respective parties hereto have caused this Credit Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                   METAL MANAGEMENT, INC.,
                                   as Funds Administrator and
                                   its individual capacity as a Borrower

                                   By:
                                       -----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    METALS.COM, INC.
                                    CALIFORNIA METALS RECYCLING, INC.
                                    CIM TRUCKING, INC.
                                    FIRMA, INC.
                                    FIRMA PLASTIC CO., INC.
                                    MAC LEOD METALS CO.
                                    MTLM ARIZONA, INC.
                                    METAL MANAGEMENT AEROSPACE, INC.
                                    METAL MANAGEMENT ALABAMA, INC.
                                    METAL MANAGEMENT ARIZONA, L.L.C.
                                    METAL MANAGEMENT CONNECTICUT, INC.
                                    METAL MANAGEMENT INDIANA, INC.
                                    METAL MANAGEMENT GULF COAST, INC.
                                    METAL MANAGEMENT MEMPHIS, L.L.C.
                                    METAL MANAGEMENT MIDWEST, INC.
                                    METAL MANAGEMENT MISSISSIPPI, L.L.C.
                                    METAL MANAGEMENT NORTHEAST, INC.
                                    METAL MANAGEMENT OHIO, INC.
                                    METAL MANAGEMENT PITTSBURGH, INC.
                                    METAL MANAGEMENT REALTY, INC.
                                    METAL MANAGEMENT SERVICES, INC.
                                    METAL MANAGEMENT STAINLESS & ALLOY, INC.
                                    METAL MANAGEMENT WEST, INC.
                                    METAL MANAGEMENT WEST COAST HOLDINGS, INC.
                                    METAL MANAGEMENT S&A HOLDINGS, INC.
                                    PROLER SOUTHWEST INC.
                                    TROJAN TRADING CO., IN EACH CASE AS
                                    DEBTOR-IN-POSSESSION


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    RESERVE IRON & METAL LIMITED
                                    PARTNERSHIP, AS DEBTOR-IN-POSSESSION

                                    By:   METAL MANAGEMENT OHIO, INC.,
                                          its general partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    AGENT:

                                    BT COMMERCIAL CORPORATION,
                                    as Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    LENDERS:

                                    BANKERS TRUST COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    CONGRESS FINANCIAL CORP. (CENTRAL)


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    FINOVA CAPITAL CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    FLEET CAPITAL CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    HELLER FINANCIAL, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    PNC BUSINESS CREDIT CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    NATIONAL BANK OF CANADA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    FIRSTAR BANK N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    GUARANTY BUSINESS CORP., d/b/a FIDELITY
                                    FUNDING


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                     ANNEX I
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 20, 2000

                           LIST OF LENDERS; COMMITMENT
                       AMOUNTS; APPLICABLE LENDING OFFICES
                       -----------------------------------


1.      BANKERS TRUST COMPANY
        130 Liberty Street
        New York, NY 10006

        COMMITMENT AMOUNT:                           $25,336,000

2.      FLEET CAPITAL CORPORATION
        One South Wacker Drive
        Suite 1400
        Chicago, Illinois 60606

        COMMITMENT AMOUNT:                           $25,332,000

3.      LASALLE BANK NATIONAL
        ASSOCIATION
        135 South LaSalle Street
        Suite 305 SE
        Chicago, IL 60603

        COMMITMENT AMOUNT:                           $25,332,000

4.      CONGRESS FINANCIAL CORP.
        (CENTRAL)
        150 South Wacker Drive
        Suite 2200
        Chicago, IL 60606-4401

        COMMITMENT AMOUNT:                           $24,000,000

5.      HELLER FINANCIAL, INC.
        622 Third Avenue
        New York, NY 10017

        COMMITMENT AMOUNT:                           $20,000,000

6.      FINOVA CAPITAL CORPORATION
        311 Wacker Drive
        Suite 4400
        Chicago, IL 60606-6618

        COMMITMENT AMOUNT:                           $16,000,000

7.      FIRSTAR BANK N.A.
        777 East Wisconsin Avenue
        Milwaukee, WI  53202

        COMMITMENT AMOUNT:                           $16,000,000

8.      PNC BUSINESS CREDIT CORPORATION
        Two PNC Plaza, 18th Floor
        620 Liberty Avenue
        Pittsburgh, PA 15222

        COMMITMENT AMOUNT:                           $16,000,000

9.      IBJ WHITEHALL BUSINESS CREDIT
        CORPORATION
        One State Street, 6th Floor
        New York, NY 10004

        COMMITMENT AMOUNT:                           $12,000,000

10.     NATIONAL BANK OF CANADA
        225 West Washington Street
        Suite 1100
        Chicago, IL 60606

        COMMITMENT AMOUNT:                           $12,000,000

11.     GUARANTY BUSINESS CREDIT CORP.
        8333 Douglas Avenue
        Suite 530
        Dallas, TX  75225

        COMMITMENT AMOUNT:                           $ 8,000,000

                                   SCHEDULE A
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 20, 2000

                              CLOSING DOCUMENT LIST
                              ---------------------


                                    Attached

                                   SCHEDULE B
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 20, 2000

                              DISCLOSURE SCHEDULES
                              --------------------


                                    Attached

                                    EXHIBIT A
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 20, 2000

                           FORM OF NOTICE OF BORROWING
                           ---------------------------


____________, ____


BT COMMERCIAL CORPORATION,
  as Agent for the Lenders
  parties to the Credit
  Agreement referred to below
233 South Wacker Drive
Suite 8400
Chicago, Illinois  60606


Ladies and Gentlemen:

          The undersigned, Metal Management, Inc., a Delaware corporation, a debtor-in-possession (individually, "MTLM"), in its capacity as funds administrator (in such capacity, the "FUNDS ADMINISTRATOR"), under the Post-Petition Credit Agreement dated as of November 20, 2000 (as the same may be amended, restated, supplemented, extended or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein but not elsewhere defined herein shall have the meanings ascribed to such terms in the Credit Agreement), among the Funds Administrator, MTLM and certain of its affiliates as debtors-in-possession as borrowers thereunder (collectively, the "BORROWERS"), the financial institutions from time to time parties thereto as lenders thereunder ("LENDERS") and BT Commercial Corporation, a Delaware corporation, in its capacity as Agent for the Lenders, hereby gives you notice, for and on behalf of the Borrowers, irrevocably, pursuant to SECTION 2.2(d) of the Credit Agreement that the Funds Administrator, for and on behalf of the Borrowers, hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "PROPOSED BORROWING") as required by SECTION 2.2(d) of the Credit Agreement:

           (i)  The requested date of the Proposed Borrowing is  _____________.

          (ii)  The aggregate amount of the Proposed Borrowing is $__________.

          The Funds Administrator, for and on behalf of the Borrowers, hereby
(i) represents and warrants that all of the applicable conditions contained in
ARTICLE V of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the Proposed Borrowing, before and after giving effect thereto and to the application of the proceeds thereof; and (ii) reaffirms the continuance of Agent's Liens on the Collateral, for the benefit of itself and Lenders, pursuant to the Collateral Documents.

          If notice of this Proposed Borrowing has been given previously by telephone, then this notice should be considered a written confirmation of such telephone notice as required by SECTION 2.2(d) of the Credit Agreement.

          IN WITNESS WHEREOF, the Funds Administrator has caused this Notice of Borrowing to be executed and delivered, for and on behalf of the Borrowers, by a duly authorized officer of the Funds Administrator as of the date first set forth above.

                                        METAL MANAGEMENT, INC., a Delaware
                                        corporation, as debtor-in-possession,
                                        in its capacity as Funds Administrator

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    EXHIBIT B
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 20, 2000


                      FORM OF POST-PETITION REVOLVING NOTE
                      ------------------------------------




$______________                                                NOVEMBER 20, 2000


          FOR VALUE RECEIVED, each of the undersigned CALIFORNIA METALS RECYCLING, INC., a California corporation and debtor-in-possession, CIM TRUCKING, INC., an Illinois corporation and debtor-in-possession, FIRMA, INC., a California corporation and debtor-in-possession, FIRMA PLASTIC CO., INC., a California corporation and debtor-in-possession, MTLM ARIZONA, INC., an Arizona corporation and debtor-in-possession, MAC LEOD METALS CO., a California corporation and debtor-in-possession, METAL MANAGEMENT AEROSPACE, INC., a Delaware corporation and debtor-in-possession, METAL MANAGEMENT ALABAMA, INC., a Delaware corporation and debtor-in-possession, METAL MANAGEMENT ARIZONA, L.L.C., an Arizona limited liability company and debtor-in-possession, METAL MANAGEMENT CONNECTICUT, INC., a Delaware corporation and debtor-in-possession, METAL MANAGEMENT GULF COAST, INC., a Delaware corporation and debtor-in-possession, METAL MANAGEMENT, INC., a Delaware corporation and debtor-in-possession, METAL MANAGEMENT INDIANA, INC., an Illinois corporation and debtor-in-possession, METAL MANAGEMENT MEMPHIS, L.L.C., a Tennessee limited liability company and debtor-in-possession, METAL MANAGEMENT MIDWEST, INC., an Illinois corporation and debtor-in-possession, METAL MANAGEMENT MISSISSIPPI, L.L.C., a Delaware limited liability company and debtor-in-possession, METAL MANAGEMENT NORTHEAST, INC., a New Jersey corporation, and debtor-in-possession METAL MANAGEMENT OHIO, INC., an Ohio corporation and debtor-in-possession, METAL MANAGEMENT PITTSBURGH, INC., a Delaware corporation and debtor-in-possession, METAL MANAGEMENT REALTY, INC., an Arizona corporation and debtor-in-possession, METAL MANAGEMENT S&A HOLDINGS, INC., a Delaware corporation and debtor-in-possession, METAL MANAGEMENT SERVICES, INC., a Delaware corporation and debtor-in-possession, METAL MANAGEMENT STAINLESS AND ALLOY, INC., a Delaware corporation and debtor-in-possession, METAL MANAGEMENT WEST, INC., a Colorado corporation and debtor-in-possession, METAL MANAGEMENT WEST COAST HOLDINGS, INC., a Delaware corporation and debtor-in-possession, METALS.COM, INC., a Delaware corporation, PROLER SOUTHWEST INC., a Texas corporation and debtor-in-possession, RESERVE IRON & METAL LIMITED PARTNERSHIP, a Delaware limited partnership and debtor-in-possession, TROJAN TRADING CO., a California corporation and debtor-in-possession (collectively, the "BORROWERS"), jointly and severally promise to pay to the order of [_____________________] under the Credit Agreement referred to below), at c/o BT Commercial

Corporation, as its capacity as agent (in such capacity, the "AGENT"), 233 South Wacker Drive, 84th Floor, Chicago, Illinois 60606 (the "AGENT'S OFFICE"), in lawful money of the United States of America and in immediately available funds, the principal amount of [________________] AND [___]/100 DOLLARS ($______________), or such lesser amount as may then constitute the unpaid aggregate principal amount of the Revolving Loans made by such Person, on the Expiration Date or such earlier date as this Revolving Note may become due in accordance with the terms of the Credit Agreement referred to below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

          The Borrowers further agree to pay, on a joint and several basis, interest at the Agent's Office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in and calculated pursuant to ARTICLE 4 of the Credit Agreement.

          If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          This Revolving Note is one of the Post-Petition Revolving Notes referred to in and executed and delivered pursuant to that certain Post-Petition Credit Agreement dated as of November 20, 2000 (as the same may be amended, restated, supplemented, extended or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), among the Borrowers, Metal Management, Inc., a Delaware corporation, in its capacity as funds administrator for the Borrowers, the Lenders and the Agent, to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loans evidenced hereby are to be made and repaid.

          This Revolving Note is secured by certain Collateral Documents. Reference is made to such Collateral Documents and to the Credit Agreement for the terms and conditions governing the Collateral which secures the Post-Petition Obligations.

          Each Borrower (and each endorser, guarantor or surety hereof) hereby waives presentment, demand, protest and notice of any kind. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

          THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.







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                             SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, each Borrower has caused this Revolving Note to be executed and delivered by such Borrower's duly authorized officer or similar representative as of the date first set forth above.

                                    CALIFORNIA METALS RECYCLING, INC.
                                    CIM TRUCKING, INC.
                                    FIRMA, INC.
                                    FIRMA PLASTIC CO., INC.
                                    MTLM ARIZONA, INC.
                                    MAC LEOD METALS CO.
                                    METAL MANAGEMENT AEROSPACE, INC.
                                    METAL MANAGEMENT ALABAMA, INC.
                                    METAL MANAGEMENT CONNECTICUT, INC.
                                    METAL MANAGEMENT GULF COAST, INC.
                                    MEAL MANAGEMENT, INC.
                                    METAL MANAGEMENT INDIANA, INC.
                                    METAL MANAGEMENT MEMPHIS, L.L.C.
                                    METAL MANAGEMENT MIDWEST, INC.
                                    METAL MANAGEMENT MISSISSIPPI, L.L.C.
                                    METAL MANAGEMENT NORTHEAST, INC.
                                    METAL MANAGEMENT OHIO, INC.
                                    METAL MANAGEMENT PITTSBURGH, INC.
                                    METAL MANAGEMENT REALTY, INC.
                                    METAL MANAGEMENT S&A HOLDINGS, INC.
                                    METAL MANAGEMENT SERVICES, INC.
                                    METAL MANAGEMENT STAINLESS AND ALLOY, INC.
                                    METAL MANAGEMENT WEST, INC.
                                    METAL MANAGEMENT WEST COAST HOLDINGS, INC.
                                    METALS.COM, INC.
                                    PROLER SOUTHWEST INC.
                                    TROJAN TRADING CO., IN EACH CASE AS
                                    DEBTOR-IN-POSSESSION


                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    RESERVE IRON & METAL LIMITED PARTNERSHIP, AS
                                    DEBTOR-IN-POSSESSION

                                    By: METAL MANAGEMENT OHIO, INC., its general
                                        partner

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    EXHIBIT C
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                                NOVEMBER 20, 2000

                        FORM OF LETTER OF CREDIT REQUEST
                        --------------------------------


                             Dated _____(1)_______


BT Commercial Corporation, as Agent,
under the Post-Petition Credit Agreement
(as amended, modified or supplemented
from time to time, the "Credit
Agreement"), dated as of November 20,
2000, among Metal Management, Inc.
("MTLM") and certain of its Subsidiaries, as Borrowers, the Lenders from time to time party thereto, with MTLM, as Funds
Administrator and BT Commercial
Corporation, as Agent
130 Liberty Street
New York, New York 10006

Issuing Bank: [ ______________(2)/______________ ]
              [            Address               ]

Ladies and Gentlemen:

          We hereby request that the Issuing Bank, in its individual capacity, issue a [trade] [standby] Letter of Credit for the account of the undersigned on ____(3)_____ in the aggregate Stated Amount of _____(4)_____ for the account of
______(5)______.

         For the purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the

________________________
(1) Insert date of LC Request.
(2) Insert name/address of Issuing Bank (if Letter of Credit is to be issued by BT Co or its affiliate Deutsche Bank AG, NY Branch (i) for standby Letter of Credit insert Bankers Trust Company, 130 Liberty Street, New York, New York 10006, Attention: Commercial Loan Division, Standby LC Unit/NYC02-1403 and (ii) for trade Letters of Credit insert Deutsche Bank AG, New York Branch, 31 West 52nd Street, New York, New York 10019, Attention: Trade Services, 12th Floor). If Letter of Credit is not to be issued by either BT Co or Deutsche Bank AG, insert name of respective Issuing Lender.
(3) Insert date of issuance which shall be a Business Day at least (3) Business Days from the date of the Letter of Credit Request (or such shorter period as may be acceptable to the respective Issuing Lender).
(4) Insert aggregate initial Stated Amount of Letter of Credit.
(5) Insert name of respective Borrower for whose account the Letter of Credit is to be issued.

respective meaning provided therein

          The beneficiary of the requested Letter of Credit will be _______(6)_______ and such Letter of Credit will be in support of
_____________(7)___________ and will have a stated expiration date of
_______(8)________.

          We hereby certify that:

     (1) The representations and warranties contained in the Credit Agreement or in other credit documents will be true and correct in all material respects on the date of issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

     (2) No Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such an Event of Default occur.

          Copies of all documentation with respect to the supported transaction are attached hereto.

                                        METAL MANAGEMENT, INC., as Funds
                                        Administrator


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________






________________________
(6) Insert name and address of beneficiary.
(7) Insert brief description of supported transaction.
(8) Insert last date upon which drafts may be presented, which may not be later than (i) in the case of standby Letters of Credit, the earlier of (x) one year after the date of issuance and (y) the fifth Business Day preceding the Expiration Date and (ii) in the case of trade Letters of Credit, the earlier of
(x) 120 days after the date of issuance and (y) 30 days prior to the Expiration Date.

                                    EXHIBIT D
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 20, 2000

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------


                               ____________, ____




BT Commercial Corporation, as
  Agent for the Lenders parties to the
  Credit Agreement referred to below
233 South Wacker Drive
Suite 8400
Chicago, Illinois  60606


Ladies and Gentlemen:

          In order to assist you, as Agent, in the continuing evaluation of the credit accommodations which the Lenders may extend to the Borrowers or for the Borrowers' benefit, and pursuant to SECTION 7.1 of the Credit Agreement (as hereinafter defined), I hereby certify to you on behalf of Metal Management, Inc. a Delaware corporation and debtor-in-possession ("MTLM"), individually as a Borrower and in its capacity as the Funds Administrator for and on behalf of the Borrowers, as follows:

          (a) I am the duly elected Chief Financial Officer of MTLM. Capitalized but undefined terms used in this Certificate shall have the meanings assigned to them in the Post-Petition Credit Agreement dated as of November 20, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among MTLM and certain of its affiliates, as debtors-in-possession, as borrowers thereunder ("BORROWERS"), the financial institutions from time to time parties thereto as lenders thereunder ("LENDERS"), BT Commercial Corporation, a Delaware corporation in its capacity as agent for the Lenders (in such capacity, the "AGENT") and MTLM in its capacity as funds administrator (in such capacity, the "FUNDS ADMINISTRATOR").

          (b) I have reviewed the terms of the Credit Agreement, and have made, or have caused to be made under my supervision, a review in reasonable detail of the respective transactions and the conditions of the Borrowers during the period commencing _____________ and continuing through the [FISCAL YEAR] [FISCAL QUARTER] [CALENDAR MONTH] ending _____________ (the "COMPLIANCE PERIOD").

          (c) The review described in paragraph (b) above did not disclose the existence during or at the end of the Compliance Period, and I have no knowledge of the existence as of the date hereof, of any condition or event which constitutes an Event of Default or Default, except as hereinafter set forth. Described in a separate attachment to this Certificate are the exceptions, if any, to this paragraph (c) listing, in reasonable detail, the nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take with respect to such condition or event.

               Based on the review described in paragraph (b) above, I further certify on behalf of the Funds Administrator and the Borrowers that, except as specifically described in subparagraph (xi) below or except as previously disclosed to you in writing, at no time during or at the end of the Compliance Period:

                        (i) did any material change occur in any Borrower's
                            credit and collection policy;

                       (ii) to the Borrowers knowledge, did any material change
                            occur relating to the type, quantity or quality of the Inventory, Accounts or any other material portion of the Collateral, nor did any event occur which could have a Material Adverse Effect on the value of such Collateral nor did any event occur affecting the validity or priority of the security interests granted to Agent and the Lenders in such Collateral;

                      (iii) did any event occur which has had or could
                            reasonably be expected to have a Material Adverse Effect;

                       (iv) except for casualty losses not exceeding $1,000,000
                            in the aggregate for all Borrowers combined, did any casualty loss occur since the date of the last Compliance Certificate delivered to the Agent;

                        (v) were any new or additional locations of any
                            Collateral established at which locations Collateral is or will be located which have not been previously disclosed to you;

                       (vi) did any of the Borrowers change the location of
                            their respective chief executive offices;

                      (vii) did any of the Borrowers change their respective
                            corporate names or conduct any material amount of business under any corporate or fictitious name other than the corporate name shown on their respective articles or certificate of incorporation, or as previously disclosed to the Agent in writing;

                     (viii) did any Borrower (A) receive any notice that any of the operations of such Borrower or any of its Subsidiaries is the subject of any judicial or administrative proceeding alleging the material violation of any federal, state or local environmental, health or safety statute, regulation, direction, ordinance, criteria or guideline or (B) receive any notice that under any federal or state law indicating past or present treatment, storage or disposal of a hazardous or toxic waste, substance or constituent or reporting a spill or release of a hazardous or toxic waste, substance or constituent or other substance into the environment;

                       (ix) did any Borrower become aware of (A) any default
                            under any term or provision of any charter, by-law, mortgage, indenture, agreement, instrument, statute, rule, regulation, judgment, decree, order, writ, injunction, contract, lease or other commitment to which any of them is a party or by which any of them is bound such that such violations or defaults in the aggregate could reasonably be expected to have a Material Adverse Effect or (B) any dispute regarding any indenture, contract, lease, agreement instrument or other commitment which would individually, or when aggregated with other such disputes, be reasonably likely to have a Material Adverse Effect;

                        (x) did any Borrower create, assume or suffer to exist
                            any Lien on any asset now owned or hereafter acquired by it other than as specifically permitted in the Credit Agreement;

                       (xi) [List exceptions, if any, to paragraphs (i) through
                            (x) above].

          The foregoing certifications are made and delivered this _____ day of ________, ____.


                                        Very truly yours,

                                        METAL MANAGEMENT, INC., a Delaware
                                        corporation and debtor-in-possession,
                                        individually and in its capacity as
                                        Funds Administrator


                                        By:_________________________________
                                        Name:_______________________________
                                             Chief Financial Officer

                                    EXHIBIT E
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 20, 2000


                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                   -------------------------------------------



                                                          ________________, ____


          Reference is made to the Agreement described in ITEM 2 of ANNEX I annexed hereto (as amended through the date hereof, the "CREDIT AGREEMENT"). [ASSIGNOR] (the "ASSIGNOR") and [ASSIGNEE] (the "ASSIGNEE") agree as follows:

          1. When capitalized and used herein, terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          2. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in ITEM 4 of ANNEX I of all outstanding rights and obligations under the Credit Agreement relating to the facility set forth in ITEM 2 of ANNEX I, including, without limitation, such interest in (i) the Assignor's Commitment (if applicable), (ii) the Assignor's interest in the Letters of Credit and (iii) the Revolving Loans owing to the Assignor relating to such facilities. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Revolving Loans owing to the Assignee and the Assignee's interest in the Letters of Credit will be as set forth in ITEM 4 of ANNEX I.

          3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement of the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Revolving Notes, or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Borrowers or the performance or observance by any of the Borrowers of any of such Borrower's obligations under the Credit Agreement, the Revolving Notes, or any other instrument or document furnished pursuant thereto.

          4. The Assignee (i) represents that it is either (A) a Person organized under the laws of the United States or a state thereof or (B) if it is a Person organized under the laws of any jurisdiction other than the United States or any state thereof (a "FOREIGN LENDER"), the information set forth in the documents delivered pursuant to clause (vii) of this SECTION 4 is true and correct as of the date hereof; (ii) confirms that it is either a commercial lender, other financial institution or

"accredited investor" (as defined in Regulation D promulgated under the Securities Act of 1933, as amended) which makes loans or purchases notes in the ordinary course of business and that it will make all Revolving Loans under the Credit Agreement solely for its own account in the ordinary course of business and not with a view to or for sale in connection with any distribution of the Revolving Notes; PROVIDED, HOWEVER, that (x) the Assignee shall not be deemed to have breached this representation by making assignments or granting participations as permitted in the Credit Agreement and (y) the disposition of the Revolving Notes, or other evidence of debt held by the Assignee shall at all times be within its exclusive control; (iii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) agrees that it will independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) if it is a Foreign Lender, attaches two accurate and complete original signed copies of forms prescribed by the Internal Revenue Service of the United States certifying that such Foreign Lender is exempt from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement.

          5. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent in the Register. The effective date of this Assignment and Assumption Agreement shall be the date of execution and delivery hereof to the Agent by the Assignor and the Assignee unless otherwise specified on ITEM 6 of ANNEX I hereto (the "EFFECTIVE DATE").

          6. Upon such acceptance by the Agent and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

          7. Upon such acceptance by the Agent and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees (if applicable) with respect thereto) to the Assignee. Upon the Effective Date, the Assignee shall pay to the Assignor the principal amount of any outstanding Revolving Loans under the Credit Agreement which are being assigned hereunder, net of any closing costs. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves on the Effective Date.

          8. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the internal laws (as opposed to conflict of laws provisions) of the State of Illinois.

          9. This Assignment and Assumption Agreement and any waiver or amendment hereto may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.












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                                       E-3

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement and ANNEX I hereto be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        [NAME OF ASSIGNOR], as Assignor

                                        By: ___________________________________
                                        Name: _________________________________
                                        Title: ________________________________


                                        [NAME OF ASSIGNEE], as Assignee

                                        By: ___________________________________
                                        Name: _________________________________
                                        Title: ________________________________


Accepted:

BT COMMERCIAL CORPORATION,
as Agent

By: _________________________________
Name: _______________________________
Title: ______________________________

                                     ANNEX I


1.   Borrowers:                    METAL MANAGEMENT, INC., a Delaware
                                   corporation and certain of its affiliates, in each case as debtor-in-possession

2.   Name and Date of Credit       Post-Petition Credit Agreement dated as of
     Agreement:                    November 20, 2000 among Borrowers, Metal
                                   Management, Inc, as funds administrator for the Borrowers, each of the financial institutions initially a signatory thereto, together with those assignees pursuant to
                                   SECTION 11.8 thereof, and BT Commercial
                                   Corporation, as Agent.

3.   Date of Assignment Agreement: __________, ____

4.   Amounts (as of Date in Item
     #3 above):

     a.   Total Commitment         $__________

     b.   Assigned Share           ___________%

     c.   Amount of Assigned Share $__________

     d.   Revolving Loans and
          Letter of Credit
          Obligations of
          Assignor Outstanding
          as of the Assignment
          Effective Date           $__________

     e.   Amount of Revolving
          Loans and Letter of
          Credit Obligations
          Assigned to Assignor     $__________

5.   Assignee's Commitment Amount: $__________

6.   Effective Date:               __________, ____

7.   Notice and Payment
     Instructions:

     ASSIGNOR:

     PAYMENT                       NOTICE
     -------                       ------


     --------------                --------------------------------


     --------------                --------------------------------


     --------------                --------------------------------


     Attention:                    Attention:
     Reference:                    Telephone:
                                   Facsimile:
                                   Reference:



     ASSIGNEE:

     PAYMENT                       NOTICE
     -------                       ------


     --------------                --------------------------------


     --------------                --------------------------------


     --------------                --------------------------------


     Attention:                    Attention:
     Reference:                    Telephone:
                                   Facsimile:
                                   Reference:



Accepted and Agreed:
[NAME OF ASSIGNEE]                 [NAME OF ASSIGNOR]



By: _______________________        By: _______________________
Name: _____________________        Name: _____________________
Title: ____________________        Title: ____________________

                                    EXHIBIT F
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 20, 2000


                      SUMMARY TERM SHEET FOR EXIT FACILITY


Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Post-Petition Credit Agreement.

EXIT
BORROWERS:        The Borrowers, as reorganized pursuant to the Reorganization
                  Plan.


EXIT FUNDS
ADMINISTRATOR:    MTLM, as reorganized pursuant to the Reorganization Plan.

AGENT:            BTCo.

EXIT
LENDERS:          All Lenders.

TOTAL EXIT
COMMITMENT:       $200,000,000.

USE OF
PROCEEDS:         Proceeds of the Exit Facility shall be used to (a) repay in full all Post-Petition Obligations (other than Letter of Credit Obligations) and (b) finance the ongoing general corporate needs of the Exit Borrowers.

GENERAL
DESCRIPTION OF
EXIT FACILITY:    The Exit Lenders will severally make available to the Exit
                  Borrowers on a joint and several revolving credit basis under the Exit Facility such loans and extensions of credit (the
                  "EXIT LOANS") as the Exit Borrowers may from time to time request, PROVIDED that the aggregate principal amount of the Exit Loans outstanding at any time shall not exceed the lesser at such time of the Total Exit Commitment and the Exit
                  Borrowing Base (as defined herein below), MINUS, in each case, the sum of the aggregate Letter of Credit Obligations (the
                  "EXIT LETTER OF CREDIT OBLIGATIONS") then outstanding under the Exit Agreement (which Exit Letter of Credit Obligations shall include the aggregate Stated Amount of all Letters of Credit, including Pre-Petition Letters of

                  Credit, if any, outstanding under the Post-Petition Credit Agreement).

LETTER
OF CREDIT
SUBFACILITY:      A Letter of Credit sub-facility in the amount of $10,000,000 shall be available under the Exit Credit Facility on substantially the same pricing and other terms and conditions set forth in the Post-Petition Credit Agreement.

EXIT
BORROWING BASE:   The Exit Borrowing Base shall mean, at any time, the sum at such time of:

                      (a) the Fixed Asset Sublimit (as defined herein below),
                  PLUS

                      (b) the Supplemental Availability Sublimit (as defined
                  herein below), which may be a negative number, PLUS

                      (c) eighty-five percent (85%) of Eligible Accounts
                  Receivable, PLUS

                      (d) the lesser of $65,000,000 and seventy percent (70%) of
                  Eligible Inventory.

                  In addition, in the exercise of its Permitted Discretion, upon one Business Day's prior written notice to the Exit Funds Administrator, the Agent may (i) establish and increase or decrease reserves against Eligible Accounts Receivable and Eligible Inventory, (ii) reduce the advance rates provided for in this definition, or restore such advance rates to any level equal to or below the advance rates in effect as of the date of the credit agreement evidencing the Exit Facility (the "EXIT CREDIT AGREEMENT"), and (iii) impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the definitions of "Eligible Accounts Receivable" and "Eligible Inventory."

                      FIXED ASSET SUBLIMIT shall mean an amount equal to
                  $41,134,706 (as such amount may have been reduced from time to time pursuant to the terms of the Post-Petition Credit Agreement); PROVIDED, that the Fixed Asset Sublimit shall be automatically and permanently reduced, (i) on July 1, 2001 and the first Business Day of each calendar quarter ending thereafter, in each case by an amount equal to $2,400,000; and
                  (ii) on each date on which Net Proceeds of Sale are received by or for the account of any Borrower (other than from any other Borrower), by an amount equal to such Net Proceeds of Sale.

                      SUPPLEMENTAL AVAILABILITY SUBLIMIT shall mean an amount
                  equal to $15,000,000; PROVIDED, that the Supplemental Availability Sublimit shall be automatically and permanently reduced, (i) on the date which is ninety (90) days after the end of the period commencing on the effective date of the Reorganization Plan (the "EXIT DATE") and ending on March 31, 2002, and the end of each fiscal year of the Consolidated Entity ending thereafter, in each case by an amount equal to fifty percent (50%) of Excess Cash Flow (as defined herein below) for such period or fiscal year, as the case may be;
                  (ii) on October 1, 2001 and on each successive ninetieth
                  (90th) day thereafter, in each case by an amount equal to $1,250,000; and (iii) after reduction of the Fixed Asset Sublimit to zero, on each date on which Net Proceeds of Sale are received by or for the account of any Borrower (other than from any other Borrower), in the amount of such Net Proceeds of Sale, to the extent not otherwise applied to reduce the Fixed Asset Sublimit.

                      EXCESS CASH FLOW shall mean, for any period, the
                  following, in each case for the Consolidated Entity, determined in accordance with GAAP for such period: (a) EBITDA; MINUS (b) the sum of (i) Interest Expense, (ii) income taxes paid in cash, (iii) principal payments on or mandatory redemptions of Indebtedness, to the extent permitted under the Exit Credit Agreement (other than repayments of Exit Loans in the ordinary course of business which do not permanently reduce the Exit Commitments), (iv) scheduled reductions in the Fixed Asset Sublimit and Supplemental Availability Sublimit, respectively, (v) Capital Expenditures, to the extent permitted under the Exit Credit Agreement and (vi) non-recurring items, to the extent paid in cash during such period (including fees paid in connection with the Exit Facility).


EXIT FACILITY
EXPIRY DATE:      The Exit Facility will expire, and all Exit Loans, Exit Letter of Credit Obligations and all other obligations (collectively, the "EXIT OBLIGATIONS") outstanding under the Exit Credit
                  Agreement and all agreements, documents and instruments executed pursuant thereto (collectively, including the Exit
                  Credit Agreement, the "EXIT CREDIT DOCUMENTS") will be due and payable in full on the second anniversary of the Exit Date.


EXIT
BORROWING RATE:   At Borrowers' option, Exit Loans may be Prime Rate Loans or
                  LIBOR Rate Loans (as such terms are defined in the Pre-Petition

                  Credit Agreement) and interest on the outstanding principal amount thereof shall accrue thereon (i) in the case of Prime Rate Loans, at the Prime Lending Rate and (ii) in the case of LIBOR Rate Loans, at a per annum rate equal to the applicable LIBOR Rate PLUS the LIBOR Margin (as defined herein below) in effect from time to time.

                  LIBOR MARGIN shall mean three percent (3.00%); PROVIDED, that:

                      (a) if EBITDA, as determined as of March 31, 2002 for the
                  nine-month period ending on such date, as determined by the Agent based on the financial statements of the Consolidated Entity with respect to such period delivered to the Agent pursuant to the Exit Credit Agreement, is greater than $42,000,000, the LIBOR Margin shall be two and three-quarters percent for the ninety (90) day period commencing on the first day of the calendar month immediately following the calendar month in which such financial statements are delivered; and

                      (b) if EBITDA, as determined as of the last day of any
                  fiscal quarter of the Consolidated Entity (commencing with such fiscal quarter ending as of June 30, 2002) for the twelve-month period ending on such day, as determined by the Agent based on the financial statements of the Consolidated Entity with respect to such twelve-month period delivered to the Agent pursuant to the Exit Credit Agreement, is greater than $56,000,000, the LIBOR Margin shall be two and one-half percent (2.50%) for the ninety (90) day period commencing on the later to occur of (i) the first day of the calendar month immediately following the calendar month in which such financial statements are delivered or (ii) the day immediately following the last day of an immediately preceding ninety (90) day period, if any, during which the LIBOR Margin in effect was two and one-half percent (2.50%);

                  PROVIDED, that, notwithstanding the foregoing, (i) upon the occurrence and during the continuance of an Event of Default, the LIBOR Margin shall be three percent (3.00%); and (ii) if the Consolidated Entity fails to satisfy the criterion set forth in CLAUSE (B) above with respect to any period, the LIBOR Margin for the succeeding ninety (90) day period shall be three percent (3.00%).

EXIT FACILITY
COMMITMENT FEE:   $1,000,000, earned and payable on the Exit Date.

POST-
CONFIRMATION
FACILITY FEE:     $2,000,000, earned and payable on the first anniversary of the
                  Exit Date; PROVIDED, that no Exit Facility Fee shall be payable if:

                            (a) EBITDA, as determined as of the last day of the
                      month ending immediately prior to the first anniversary of the Exit Date (the "FEE TEST DATE") for the twelve-month period ending on such date, is no less than $45,000,000;

                            (b) the ratio of Indebtedness of the Consolidated
                      Entity as of the Fee Test Date, to EBITDA, for the twelve-month period ending on such date, is no greater than 4.75 to 1.00; and

                            (c) Excess Availability under the Exit Borrowing
                      Base, as determined as of the Fee Test Date, is greater than $25,000,000.

OTHER
FEES: The Unused Line Fee, the Letter of Credit Fees, the LC Facing Fee, the Issuing Bank Fees and the Collateral Monitoring Fee shall accrue or otherwise be payable at the same rates or in the same amounts, as the case may be, applicable under the Post-Petition Credit Agreement.

COLLATERAL:       The Exit Obligations shall be secured by a Lien on
                  substantially all real and personal property of the respective
                  Exit Borrowers, including, without limitation, all of the Collateral securing the Pre-Petition Obligations and Post-Petition Obligations, respectively, subject only to Permitted Liens (as defined in the Pre-Petition Credit
                  Agreement, together with such changes therein and additions thereto as Agent shall deem appropriate in the context of the transactions contemplated by the Exit Credit Agreement).

REPRESENTATIONS
AND WARRANTIES,
COVENANTS, AND
INDEMNITIES:      The Exit Credit Agreement shall contain such indemnities,
                  representations, warranties and affirmative and negative covenants as are substantially the same as those set forth in the Pre-Petition Credit Agreement, together with such changes therein and additional indemnities, representations, warranties and affirmative and negative covenants as Agent shall deem appropriate in the context of the transactions contemplated thereby. Without limiting the generality of the foregoing, the Exit Credit Agreement shall contain the following covenants:

                            (a) INTEREST COVERAGE RATIO.

                                (1) a ratio of EBITDA to Interest Expense,
                            determined as of June 30, 2001, for the three-month period ending on such date, of not less than 1.70 to 1.00;

                                (2) a ratio of EBITDA to Interest Expense,
                            determined as of September 30, 2001, for the six-month period ending on such date, of not less than 1.70 to 1.00;

                                (3) a ratio of EBITDA to Interest Expense,
                            determined as of December 31, 2001, for the nine-month period ending on such date, of not less than 1.70 to 1.00; and

                                (4) a ratio of EBITDA to Interest Expense,
                            determined as of each date set forth below, for the twelve-month period ending on such date, of not less than the ratio set forth below opposite such date:


                                                                 Minimum
                                       Date                       Ratio
                                     --------                  ------------

                                     03/31/02                  1.85 to 1.00
                                     06/30/02                  1.90 to 1.00
                                     09/30/02                  2.00 to 1.00
                                     12/31/02 and the last
                                     day of each fiscal
                                     quarter of the
                                     Consolidated Entity
                                     ending thereafter         2.10 to 1.00

                            (b) a ratio of senior indebtedness to EBITDA,
                      determined as of each date set forth below, for the twelve-month period ending on such date, of no greater than the ratio set forth below opposite such date:


                                                                 Maximum
                                       Date                       Ratio
                                     --------                  ------------

                                     03/31/02                  5.30 to 1.00
                                     06/30/02                  5.25 to 1.00
                                     09/30/02                  4.90 to 1.00
                                     12/31/02                  4.65 to 1.00
                                     03/31/03 and the last
                                     day of each fiscal
                                     quarter of the
                                     Consolidated Entity
                                     ending thereafter         4.25 to 1.00

                            (b) Capital Expenditures not exceeding in the
                      aggregate $16,000,000 during any fiscal year of the Consolidated Entity.

DEFAULTS:             The Exit Credit Agreement shall contain events of default
                      substantially the same as those set forth in the Pre-Petition Credit Agreement, together with such changes therein and additional events of default as Agent shall deem appropriate in the context of the respective transactions contemplated thereby.

CONDITIONS
PRECEDENT:            The Exit Credit Agreement shall in each case contain
                      conditions to each extension of credit thereunder substantially the same as those set forth in the Pre-Petition Credit Agreement, together with such changes therein and additional conditions as Agent shall deem appropriate in the context of the respective transactions contemplated thereby, including, without limitation:

                            (a) (i) All obligations under the Post-Petition
                      Facility (other than obligations in respect of Letters of Credit outstanding thereunder) shall have been (or concurrently with the initial advance under the Exit Facility shall be) repaid and the commitments thereunder shall have been terminated, and (ii) all Letter of Credit Obligations outstanding under the Post-Petition Credit Facility shall have been assumed by the Exit Borrowers on a joint and several basis.

                            (b) The Bankruptcy Court shall have entered the
                      Confirmation Order confirming the Reorganization Plan and authorizing the Exit Borrowers to enter into and consummate the Exit Credit Facility. All modifications to the Reorganization Plan, the Confirmation Order and all legal matters pertaining to the Exit Borrowers under the Reorganization Plan and its confirmation and consummation shall be satisfactory to the Agent in its sole discretion. Without limiting the generality of the foregoing, pursuant to the Reorganization Plan, (i) the aggregate outstanding principal amount of, and all accrued interest under, the Subordinated Notes (as such term is defined in the Pre-Petition Credit Agreement) shall have been converted into shares of common stock of MTLM and (ii) the Indebtedness evidenced by the Senior Notes (as such term is defined in the Pre-Petition Credit Agreement) shall have been restructured, in each case as provided in the Lockup Agreement.

                            (c) The Confirmation Order shall not have been
                      stayed, reversed, vacated or materially modified without the Agent's consent. All governmental and material third party approvals necessary or, in the sole discretion of the Agent, advisable in connection with the Exit Facility shall have been obtained and shall be in full force and effect.

                            (d) Excess Availability under the Exit Borrowing
                      Base shall be no less than $7,500,000, after giving effect to payment of all amounts due and payable by the respective Post-Petition Borrowers and Exit Borrowers on the Exit Date pursuant to the Confirmation Order.

GOVERNING LAW:        The Exit Credit Agreement and other Exit Credit Documents, shall be governed in each case by the laws of the State of New York.

                                    EXHIBIT G
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 20, 2000


                             INTERIM FINANCING ORDER

                                    ATTACHED
 .

                                    EXHIBIT H
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 20, 2000


                        BORROWERS' CRITICAL VENDOR MOTION


                                    ATTACHED.




                                      H-1